                                                                    Exhibit 10.8

                                                                  EXECUTION COPY





                         POOLING AND SERVICING AGREEMENT
                           Dated as of January 1, 1998


                                      among


                         LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                    Depositor


                                       and


                            LONG BEACH ACCEPTANCE CORP.
                             Originator and Servicer


                                       and


                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
            Trustee, Back-up Servicer, Custodian and Collateral Agent




                                     $154,491,017.96
                     Long Beach Acceptance Auto Grantor Trust 1998-1
                   $129,000,000.00 6.19% Class A Certificates
                   $25,491,017.96 12.00% Class B Certificates



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                                TABLE OF CONTENTS

SECTION                                                                           PAGE
                                    ARTICLE I
                                   Definitions

  SECTION I.1.  Definitions ..........................................................1
  SECTION 1.2.  Usage of Terms ......................................................29
  SECTION 1.3.  Section References ..................................................29
  SECTION 1.4.  Limitation on Trust Activities ......................................29
  SECTION 1.5.  Calculations ........................................................29
  SECTION 1.6.  Action by or Consent of Certificateholders ..........................29
  SECTION 1.7.  Material Adverse Effect .............................................30

                                   ARTICLE II
                          The Trust and Trust Property

  SECTION 2.1.  Creation of Trust ...................................................30
  SECTION 2.2.  Conveyance of Receivables ...........................................30
  SECTION 2.3.  Transfer Intended as Sale; Precautionary Security Interest ..........37
  SECTION 2.4.  Acceptance by Trustee ...............................................38
  SECTION 2.5.  Assignment by Depositor .............................................38
  SECTION 2.6.  Delivery of Legal Files and Receivable Files ........................38
  SECTION 2.7.  Acceptance of Legal Files by Custodian ..............................39
  SECTION 2.8.  Access to Receivable Files and Legal Files; Servicer's Duties
                 with Respect to Receivable Files; Custodian's Duties with
                 Respect to Legal Files .............................................40
  SECTION 2.9.  Covenants of the Custodian ..........................................41
  SECTION 2.10. The Legal Files Are Not "Financial Assets" ..........................43

                                   ARTICLE III
                   Administration and Servicing of Receivables

  SECTION 3.1.  Duties of Servicer ............................................... ..43
  SECTION 3.2.  Collection and Allocation of Receivable Payments ....................44
  SECTION 3.3.  Realization Upon Receivables ........................................45
  SECTION 3.4.  Physical Damage Insurance; Other Insurance ..........................46
  SECTION 3.5.  Maintenance of Security Interests in Financed Vehicles ..............47
  SECTION 3.6.  Additional Covenants of Servicer ....................................48
  SECTION 3.7.  Purchase of Receivables Upon Breach .................................48
  SECTION 3.8.  Servicing Fee .......................................................49
  SECTION 3.9.  Servicer's Certificate ..............................................49
  SECTION 3.10  Annual Statement as to Compliance; Notice of Default ................50
  SECTION 3.11. Annual Independent Certified Public Accountants Report ..............50
  SECTION 3.12. Servicer Expenses ...................................................51
  SECTION 3.13. Retention and Termination of Servicer ...............................51
  SECTION 3.14. Access to Certain Documentation and Information Regarding
                 Receivable ..........................................................51

                                       i
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  SECTION 3.15. Verification of Servicer's Certificate ..............................52
  SECTION 3.16. Fidelity Bond .......................................................53
  SECTION 3.17. Delegation of Duties ................................................53
  SECTION 3.18. Delivery of Back-up Tapes of Back-up Servicer .......................54

                                   ARTICLE IV
            Distributions; Accounts; Statements to Certificateholders

  SECTION 4.1   Accounts; Lock-Box A ount ...........................................55
  SECTION 4.2.  Collections .........................................................57
  SECTION 4.3.  Application of Collections ..........................................57
  SECTION 4.4.  Payaheads ...........................................................58
  SECTION 4.5.  Additional Deposits .................................................58
  SECTION 4.6.  Distributions; Policy Claims ........................................58
  SECTION 4.7.  Class B Reserve Account .............................................65
  SECTION 4.8.  Statements to Certificateholders; Tax Returns .......................69
  SECTION 4.9.  [Reserved] ..........................................................72
  SECTION 4.10  Reliance on Information from the Servicer ...........................72
  SECTION 4.11. Optional Deposits by the Certificate Insurer ........................72
  SECTION 4.12. Spread Account ......................................................72
  SECTION 4.13. Policy ..............................................................73
  SECTION 4.14. Withdrawals from Spread Account .....................................73
  SECTION 4.15. Claims Under Policy .................................................73
  SECTION 4.16. Preference Claims; Direction of Proceedings .........................75
  SECTION 4.17. Surrender of Policy .................................................76
  SECTION 4.18. Simple Interest Advances ............................................76
  SECTION 4.19. Pre-Funding Account .................................................76
  SECTION 4.20. Capitalized Interest Account ........................................77

                                    ARTICLE V
                                The Certificates

  SECTION 5.1.  The Certificates ....................................................79
  SECTION 5.2.  Appointment of Paying Agent .........................................80
  SECTION 5.3.  Authenticating Agent ................................................80
  SECTION 5.4.  Authentication of Certificates ......................................81
  SECTION 5.5.  Registration of Transfer and Exchange of Certificates ...............81
  SECTION 5.6.  Mutilated, Destroyed, Lost or Stolen Certificates ...................86
  SECTION 5.7.  Persons Deemed Owners ...............................................86
  SECT10N 5.8.  Access to List of Certificateholders' Names and Addresses ...........86
  SECTION 5.9.  Maintenance of Office or Agency .....................................87

                                   ARTICLE VI
                                 The Depositor

  SECTION 6.1.  Representations of Depositor ........................................87
  SECTION 6.2.  Liability of Depositor; Indemnities .................................89
  SECTION 6.3.  Merger or Consolidation of, or Assumption of the Obligations
                 of, Depositor ......................................................90
  SECTION 6.4.  Limitation on Liability of Depositor and Others .....................91

                                       ii
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  SECTION 6.5.  Depositor May Own Certificates ......................................91

                                   ARTICLE VII
                                  The Servicer

  SECTION 7.1.  Representations of Servicer .........................................91
  SECTION 7.2.  Indemnities of Servicer .............................................93
  SECTION 7.3.  Merger or Consolidation of, or Assumption of the Obligations of,
                 Servicer or Back-up Servicer .......................................95
  SECTION 7.4.  Limitation on Liability of Servicer and Others ......................96
  SECTION 7.5.  Servicer or Back-up Servicer Not to Resign ..........................96

                                     ARTICLE VIII
                                        Default

  SECTION 8.1.  Events of Default ...................................................97
  SECTION 8.2.  Appointment of Successor ...........................................100
  SECTION 8.3.  Notification to Certificateholders .................................102
  SECTION 8.4.  [Reserved] .........................................................102
  SECTION 8.5.  Action Upon Certain Failures of the Servicer .......................102

                                   ARTICLE IX
                                   The Trustee

  SECTION 9.1.  Duties of Trustee ..................................................102
  SECTION 9.2.  Trustee's Certificate ..............................................104
  SECTION 9.3.  Certain Matters Affecting Trustee ..................................105
  SECTION 9.4.  Trustee Not Liable for Certificates or Receivables .................106
  SECTION 9.5.  Trustee May Own Certificates .......................................107
  SECTION 9.6.  Indemnity of Trustee and Custodian .................................107
  SECTION 9.7.  Eligibility Requirements for Trustee ...............................108
  SECTION 9.8.  Resignation or Removal of Trustee ..................................108
  SECTION 9.9.  Successor Trustee ..................................................109
  SECTION 9.10. Merger or Consolidation of Trustee .................................110
  SECTION 9.11. Co-Trustee; Separate Trustee .......................................110
  SECTION 9.12. Representations and Warranties of Trustee ..........................111
  SECTION 9.13. No Bankruptcy Petition .............................................112
  SECTION 9.14. Trustee May Enforce Claims Without Possession of
                 Certificates ......................................................112
  SECTION 9.15. Rights of Certificate Insurer to Direct Trustee ....................112

                                   ARTICLE X
                                  Termination

  SECTION 10.1. Termination of the Trust ...........................................113
  SECTION 10.2. Optional Purchase of All Receivables ...............................114

                                       iii

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                                   ARTICLE XI
                            Miscellaneous Provisions

  SECTION 11.1.  Amendment .........................................................114
  SECTION 11.2.  Protection of Title to Trust ......................................115
  SECTION 11.3.  Limitation on Rights of Certificateholders ........................118
  SECTION 11.4.  GOVERNING LAW .....................................................119
  SECTION 11.5.  Notices ...........................................................119
  SECTION 11.6.  Severability of Provisions ........................................120
  SECTION 11.7.  Assignment ........................................................120
  SECTION 11.8.  Certificates Nonassessable and Fully Paid .........................120
  SECTION 11.9.  Nonpetition Covenant ..............................................120
  SECTION 11.10. Third Party Beneficiaries .........................................120
  SECTION 11.11. Certificate Insurer as Controlling Party ..........................121

  EXHIBITS

  Exhibit      A       Form of Class A Certificate
  Exhibit      B       Form of Class B Certificate
  Exhibit      C       Forrn of Excess Cash Flow Certificate
  Exhibit      D-1     Form of Trustee's Certificate
  Exhibit      D-2     Form of Trustee's Certificate
  Exhibit      E-1     Form of Monthly Certificateholder Statement
  Exhibit      E-2     Form of Loan Master File Layout
  Exhibit      F-1     Form of "Qualified Institutional Buyer" Transferee's Certificate
  Exhibit      F-2     Form of "Accredited Investor" Transferee's Certificate
  Exhibit      F-3     Form of "Registered Certificate" Transferee's Certificate
  Exhibit      F-4     Form of Transferor's Certificate
  Exhibit      G       Form of ERISA Representation Letter
  Exhibit      H       Form of Depository Agreement
  Exhibit      I       Payment Application Procedures
  Exhibit      J       Payment Deferment and Due Date Change Policies
  Exhibit      K       Documentation Checklist
  Exhibit      L       Form of Request for Transfer of Possession
  Exhibit      M       Form of Custodial Letter
  Exhibit      N       Form of Transfer Agreement


                                       iv

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  SCHEDULES

  Schedule     A       Schedule of Receivables
  Schedule     B       Location of Receivable Files;
                       Location of Legal Files
  Schedule     C       Delivery Requirements


         POOLING AND SERVICING AGREEMENT dated as of January 1, 1998 (the "Agreement") among Long Beach Acceptance Receivables Corp., a Delaware corporation, as depositor (the "Depositor"), Long Beach Acceptance Corp., a Delaware corporation, as originator of the receivables ("LBAC"), and as servicer (in such capacity, the "Servicer"), and Chase Bank of Texas, National Association, a national banking association, as trustee, back-up servicer, custodian and collateral agent (the "Trustee", "Back-up Servicer", "Custodian" and "Collateral Agent", respectively).

         In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

         "ACTUARIAL RECEIVABLE" means any Receivable under which the portion of a payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the "actuarial" method.

         "ADDITION NOTICE" means, with respect to the transfer of Subsequent Receivables to the Trust pursuant to this Agreement and a Transfer Agreement, a written notice which shall be given to the Trustee, the Certificate Insurer (in addition to such notice, the Trustee and the Certificate Insurer shall both receive an electronic transmission, in a format acceptable to the Trustee and the Certificate Insurer, of the designated Subsequent Receivables to be sold to the Trust) and each Rating Agency pursuant to Section 2.2(c) not later than five Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Receivables to be sold to the Trust and the aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

         "AFFILIATE" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGENCY AGREEMENT" means the Agency Agreement dated as of March 31, 1997 among Chase Texas, LBAC, GCFP and other Program Parties as defined therein, as amended, modified or supplemented from time to time in accordance with the terms thereof, including a Program Party Counterpart pursuant to Section 2 thereof among Chase Texas, as agent thereunder, the Trustee and LBAC, dated as of the Closing Date.

         "AGREEMENT" means this Pooling and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "AMC" means Ameriquest Mortgage Company, a Delaware corporation, or, as applicable, its successors.

         "AMOUNT FINANCED" with respect to a Receivable means the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

         "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable. If after the Closing Date in the case of an Initial Receivable, or the related Subsequent Transfer Date, in the case of a Subsequent Receivable, the annual rate with respect to such Receivable as of the Closing Date or related Subsequent Transfer Date, as applicable, is reduced as a result of (i) an insolvency proceeding involving the related Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the Annual Percentage Rate or APR shall refer to such reduced rate.

         "ASSUMPTION DATE" has the meaning set forth in Section 8.2.

         "AUTHENTICATING AGENT" has the meaning assigned to such term in
Section 5.3.

         "BACK-UP SERVICER" means Chase Texas, in its capacity as Back-up Servicer pursuant to the terms of the Servicing Assumption Agreement or such Person as shall have been appointed Back-up Servicer pursuant to Section 8.2(c).

         "BACK-UP SERVICER FEE" means the fee payable to the Back-up Servicer so long as LBAC is the Servicer, calculated in the same manner, on the same basis and for the same period as the Servicing Fee is calculated pursuant to Section 3.8, based on the Back-up Servicer Fee Rate rather than the Servicing Fee Rate.

         "BACK-UP SERVICER FEE RATE" shall be 0.025% per annum, payable monthly.

         "BANKRUPTCY REMOTE ENTITY" means any special or limited purpose corporation, partnership or other entity generally structured in accordance with the guidelines of one or more nationally recognized statistical rating organizations for such entities, whose certificate of incorporation, partnership agreement or other governing document includes limitations on purpose; limitations on amendments to the certificate of incorporation and bylaws, partnership agreement or other governing documents; limitations on ability to incur debt; limitations on liquidation, consolidation and merger or the sale of all or a substantial part of its assets; covenants to maintain separateness from affiliates; a special purpose bankruptcy remote equity owner, in the case of a partnership; and at least two independent directors (of such corporation or of the corporate partner of such partnership).

         "BASIC DOCUMENTS" means this Agreement, each Transfer Agreement, the Purchase Agreement, the Spread Account Agreement, the Servicer Termination Side Letter, the Insurance Agreement, the Indemnification Agreement, the Guaranty, the Certificate Purchase Agreement, the Premium Letter, the Lock-Box Agreement, the Agency Agreement, the Servicing Assumption Agreement, the Stock Pledge Agreement, the GCFP Bill of Sale and Assignment, the GCFP Releases and the Chase Texas Release.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banking institutions or trust companies in the City of New York, the State of Texas, the State of New Jersey, or the city in which the Corporate Trust Office of the Trustee is relocated subject to prior written notice with respect to such address to the Certificateholders, the Depositor, the Servicer and the Certificate Insurer or any other location of any successor Servicer, successor Trustee or successor Collateral Agent shall be authorized or obligated by law, executive order, or governmental decree to be closed.

         "CAPITALIZED INTEREST ACCOUNT" means the account designated as such, established and maintained pursuant to Section 4.1.

         "CAPITALIZED INTEREST ACCOUNT DEPOSIT" shall have the meaning assigned to such term in Section 4.20(a).

         "CAPITALIZED INTEREST ACCOUNT PROPERTY" shall have the meaning assigned to such term in Section 4.20(b).

         "CASUALTY" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

         "CERTIFICATE" means any one of the certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A, Exhibit B or Exhibit C hereto.

         "CERTIFICATE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 4.1.

         "CERTIFICATE BALANCE" as of any day, means the sum of the Class A Certificate Balance on such day and the Class B Certificate Balance on such day.

         "CERTIFICATE INSURER" means Financial Security Assurance Inc., a monoline insurance company incorporated under the laws of the State of New York, or its successors in interest as issuer of the Policy.

         "CERTIFICATE OWNER" means, with respect to any Certificate registered in the name of the Clearing Agency or its nominee, the Person who is the beneficial owner of such Certificate, as reflected on the books of the Clearing Agency (directly as a Clearing

Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "CERTIFICATE REGISTER and "CERTIFICATE REGISTRAR" mean, respectively, the register maintained and the Certificate Registrar appointed pursuant to
Section 5.5.

         "CERTIFICATEHOLDER" or "Holder" means the Person in whose name a Certificate shall be registered in the Certificate Register, except that so long as any Certificates are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Depositor, LBAC, the Servicer or any of their respective Affiliates, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

         "CERTIFICATE PURCHASE AGREEMENT" means the Certificate Purchase Agreement relating to the Class A Certificates, dated as of January 30, 1998, among Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp. and Greenwich Capital Markets, Inc., as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "CERTIFICATES" means, collectively, the Class A Certificates, the Class B Certificates and the Excess Cash Flow Certificate.

         "CHARGEBACK OBLIGATION" means, with respect to any Receivable liquidated or prepaid in full, any obligation of a Dealer, as provided by the related Dealer Agreement, to refund to LBAC certain portions of amounts previously paid to the Dealer upon origination of such Receivable on account of the APR of such Receivable exceeding the related buy rate.

         "CHASE TEXAS" means Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), a national banking association, and its successors in interest.

         "CHASE TEXAS RELEASE" means the security interest release executed as of January 1, 1998 by Chase Texas in favor of LBAC.

         "CLASS A CERTIFICATE" means any one of the 6.19% Class A Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

         "CLASS A CERTIFICATE BALANCE" shall equal, initially, the Class A Percentage of the sum of the Original Pool Balance and the Original Pre-Funded Amount and, thereafter, shall equal the initial class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

         "CLASS A CERTIFICATEHOLDER" means the Person in whose name a Class A Certificate shall be registered in the Certificate Register.

         "CLASS A DISTRIBUTABLE AMOUNT" means, for any Distribution Date, an amount equal to the sum of the Class A Principal Distributable Amount for such Distribution Date and the Class A Interest Distributable Amount for such Distribution Date.

         "CLASS A INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date and (without duplication) any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "CLASS A INTEREST DISTRIBUTABLE AMOUNT" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).

         "CLASS A PASS-THROUGH RATE" means 6.19% per annum.

         "CLASS A PERCENTAGE" means 83.50%.

         "CLASS A POOL FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on the last day of the related Collection Period divided by the initial Class A Certificate Balance. The Class A Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor will decline to reflect reductions in the Class A Certificate Balance.

         "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class A Principal Distributable Amount and (without duplication) any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date other than the Final Scheduled Distribution Date, the Class A Percentage of the sum of the following amounts (without duplication): (i) the principal portion as calculated in accordance with Section 4.3 of all Scheduled Payments due during the related Collection Period and all prior Collection Periods received during the related Collection Period on Precomputed Receivables (including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments but excluding Recoveries) and all payments of principal received on Simple Interest Receivables during such Collection Period (excluding Recoveries); (ii) the principal portion of all prepayments in full received during the related Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the related Collection Period and, at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased; (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the related Collection Period and
(v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period. In addition, (i) on the Final Funding Period Distribution Date, the Class A Principal Distributable Amount will include the Class A Percentage of the Prepayment Amount and (ii) on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount will equal the Class A Certificate Balance as of the Final Scheduled Distribution Date.

         "CLASS B ADDITIONAL INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class B Additional Interest Distributable Amount for such Distribution Date and (without duplication) any outstanding Class B Additional Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Additional Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received pursuant to clause (A) of the last paragraph of Section 4.6(c) on such current Distribution Date.

         "CLASS B ADDITIONAL INTEREST DISTRIBUTABLE AMOUNT" means, for any Distribution Date other than the first Distribution Date, an amount equal to thirty (30) days of interest at the Class B Pass-Through Rate on the Class B Undistributed Principal Amount on the preceding Distribution Date (after giving effect to distributions made on such preceding Distribution Date) (calculated on the basis of a 360-day year consisting of twelve 30-day months). The Class B Additional Interest Distributable Amount for the first Distribution Date will equal zero.

         "CLASS B CERTIFICATE" means any one of the 12.00% Class B Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

         "CLASS B CERTIFICATE BALANCE" shall equal, initially, the Class B Percentage of the sum of the Original Pool Balance and the Original Pre-Funded Amount and, thereafter, shall equal the initial Class B Certificate Balance, reduced by the sum of all amounts previously distributed (i) to the Collateral Agent, for deposit in the Class B Sub-account pursuant to Section 4.6(c)(ix),
(ii) to the Class B Certificateholders pursuant to Section 4.6(c)(ix) and (iii) to the Class B Certificateholders pursuant to subclause third of clause (C) of the last paragraph of Section 4.6(c).

         "CLASS B CERTIFICATEHOLDER" means the Person in whose name a Class B Certificate shall be registered in the Certificate Register.

         "CLASS B DISTRIBUTABLE AMOUNT" means, for any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount, in each case for such Distribution Date.

         "CLASS B INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date and (without duplication) any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received pursuant to Section 4.6(c)(vi) on such current Distribution Date.

         "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).

         "CLASS B PASS-THROUGH RATE" means 12.00% per annum.

         "Class B PERCENTAGE" means 16.50%.

         "CLASS B POOL FACTOR" means, with respect to any Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on the last day of the related Collection Period divided by the initial Class B Certificate Balance. The Class B Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class B Pool Factor will decline to reflect reductions in the Class B Certificate Balance.

         "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class B Principal Distributable Amount and (without duplication) any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date, over the sum of (i) the amount of principal distributed to the Collateral Agent for deposit in the Class B Sub-account pursuant to clause first of Section 4.6(c)(ix) and (ii) the amount of principal distributed to the Holders of the Class B Certificates pursuant to clause second of Section 4.6(c)(ix) (including without limitation all principal distributed to the Class B Certificateholders from any Class B Reserve Account Draw pursuant to Section 4.6(c)(ix)) on such current Distribution Date.

         "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Class B Percentage of the sum of the following amounts (without duplication): (i) the principal portion as calculated in accordance with Section 4.3 of all Scheduled Payments due during the related Collection Period and all prior Collection Periods received during the related Collection Period on Precomputed Receivables (including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments but excluding Recoveries) and all payments of principal received on Simple Interest Receivables during such Collection

Period (excluding Recoveries); (ii) the principal portion of all prepayments in full received during the related Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii));
(iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the related Collection Period and, at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased; (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the related Collection Period and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period. In addition, (i) on the Final Funding Period Distribution Date, the Class B Principal Distributable Amount will include the Class B Percentage of the Prepayment Amount and (ii) on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will equal the Class B Certificate Balance as of the Final Scheduled Distribution Date.

         "CLASS B RESERVE ACCOUNT" shall have the meaning assigned to such term in Section 4.7(a).

         "CLASS B RESERVE ACCOUNT DRAW" shall have the meaning assigned to such term in Section 4.7(d).

         "CLASS B RESERVE ACCOUNT INITIAL DEPOSIT" means $5,795,800.54 such amount being equal to the product of 5% and the Original Pool Balance.

         "CLASS B RESERVE ACCOUNT PROPERTY" shall have the meaning assigned to such term in Section 4.7(b).

         "CLASS B RESERVE ACCOUNT SUBSEQUENT DEPOSIT" means, with respect to any Subsequent Transfer Date, the amount specified in the related Transfer Agreement (such amount shall be equal to the product of 5% and the aggregate Principal Balance, as of the related Subsequent Cutoff Date, of Subsequent Receivables to be conveyed to the Trust on such Subsequent Transfer Date).

         "CLASS B SUB-ACCOUNT" means the Series 1998-1 Class B Sub-account, as such term is defined in the Spread Account Agreement.

         "CLASS B UNDISTRIBUTED PRINCIPAL AMOUNT" means, with respect to any Distribution Date, the excess of (i) the aggregate amount distributed to the Collateral Agent for deposit in the Class B Sub-account pursuant to clause first of Section 4.6(c)(ix) on all prior Distribution Dates, over (ii) the aggregate amount released from the Class B Sub-account and distributed to Class B Certificateholders pursuant to clause (B) and subclause fourth of clause (C) of the last paragraph of Section 4.6(c) on all prior Distribution Dates.

         "CLASS I RECEIVABLE" means each Receivable identified as a "Class I Receivable" on the Schedule of Receivables.

         "CLASS IIA RECEIVABLE" means each Receivable identified as a "Class 5 Receivable" on the Schedule of Receivables.

         "CLASS IIB RECEIVABLE" means each Receivable identified as a "Class 2 Receivable" on the Schedule of Receivables.

         "CLASS III RECEIVABLE" means each Receivable identified as a "Class 3 Receivable" on the Schedule of Receivables.

         "CLASS IV RECEIVABLE" means each Receivable identified as a "Class 4 Receivable" on the Schedule of Receivables.

         "CLASS SERVICING FEE RATE" means, with respect to any (i) Class I Receivable, 1.00% per annum, (ii) Class IIA Receivable, 1.75% per annum, (iii) Class IIB Receivable, 2.50% per annum, (iv) Class III Receivable, 3.00% per annum, and (v) Class IV Receivable, 3.50% per annum. Notwithstanding the foregoing, with respect to any Receivable as of any Determination Date, in the event that the sum of (i) the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate as of such Determination Date and (ii) the applicable Class Servicing Fee Rate with respect to such Receivable as of such Determination Date, exceeds the adjusted APR on such Receivable, the applicable Class Servicing Fee Rate with respect to such Receivable shall be adjusted downward in an amount equal to such excess; PROVIDED, that in no event shall such Class Servicing Fee Rate be less than zero.

         "CLASS SUCCESSOR SERVICING FEE RATE" means, with respect to any (i) Class I Receivable, 0.75% per annum, (ii) Class IIA Receivable, 2.50% per annum,
(iii) Class IIB Receivable, 2.50% per annum, (iv) Class III Receivable, 2.50% per annum, and (v) Class IV Receivable, 2.50% per annum.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

       "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

       "CLOSING DATE" means January 30, 1998.

       "CODE" means the Internal Revenue Code of 1986, including any successor or amendatory provisions.

       "COLLATERAL AGENT" means, as applicable: (a) with respect to the Spread Account, the Collateral Agent named in the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement, or (b) with respect to the Capitalized Interest Account and the Class B Reserve Account, the Trustee, in its capacity as collateral agent pursuant to Section 4.20(b) and Section 4.7, respectively.

         "COLLECTED INTEREST" means for any Collection Period the sum of (i) the portion of all payments made by or on behalf of the Obligors of Simple Interest Receivables in respect of which any payment is actually received during such Collection Period and (ii) all Liquidation Proceeds and Purchase Amounts with respect to such Simple Interest Receivables, in each case that are allocable to interest in accordance with the Servicer's customary servicing procedures.

         "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 4.1.

         "COLLECTION PERIOD" means each calendar month during the term of this Agreement. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections,
(2) all current and previous Payaheads, (3) all applications of Payahead Balances and (4) all distributions. The term "related Collection Period" shall mean the Collection Period ended on the last day of the month preceding a date of determination.

         "CONFIDENTIAL INFORMATION" means, in relation to any Person, any written information delivered or made available by or on behalf of LBAC or the Depositor to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified as being confidential information, other than information
(i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement),
(ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by LBAC or the Depositor.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement is located at 600 Travis Street, 8th Floor, Houston, Texas 77002, Attention: Global Trust Services - Long Beach Acceptance Auto Grantor Trust 1998-1, except that with respect to the presentation of Certificates for payment or for registration of transfer and exchange, such term shall also mean the office of the Trustee in The City of New York, which on the date hereof is Texas Commerce Trust Company, 55 Water Street, North Building, Room 234, Window 20, New York, New York 10041, except that with respect to the delivery of Legal Files, such term shall also mean the office of the Trustee in the city of Dallas, Texas, which on the date hereof is 700 North Pearl Street, 18th Floor, Dallas, Texas 75201, Attention: Loan Document Custody - Long Beach Acceptance Auto Grantor Trust 1998-1, in each case at which at any particular time its corporate agency business shall be conducted.

         "CRAM DOWN LOSS" means, with respect to a Receivable (other than a Liquidated Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on a Receivable or otherwise modifies or restructures the Scheduled Payments to be made thereon, an amount equal to (a) the Principal Balance of the Receivable immediately prior to such order MINUS the Principal

Balance of such Receivable as so reduced, modified or restructured PLUS (b) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of (i) the net present value (using a discount rate equal to the adjusted APR on such Receivable) of the Scheduled Payments as so modified or restructured over (ii) the net present value (using a discount rate equal to the original APR on such Receivable) of the Scheduled Payments as so modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

         "CURRENT CLASS B PRINCIPAL DISTRIBUTION" shall have the meaning assigned to such term in Section 4.6(c)(ix).

         "CURRENT CLASS B RESERVE ACCOUNT DEPOSIT" means, with respect to any Distribution Date, an amount equal to the amount distributed to the Class B Reserve Account pursuant to Section 4.6(c)(vii) on such Distribution Date.

         "CURRENT CLASS B SUB-ACCOUNT DEPOSIT " means, with respect to any Distribution Date, an amount equal to the amount distributed to the Class B Sub-account pursuant to clause first of Section 4.6(c)(ix) on such Distribution Date.

         "CUSTODIAL LETTER" shall have the meaning assigned to such term in
Section 2.8(c).

         "CUSTODIAN" means the Trustee and its successors-in-interest, acting in its capacity as such under this Agreement.

         "DEALER" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Originator pursuant to a Dealer Agreement, who in turn sold such Receivable to the Depositor.

         "DEALER AGREEMENT" means each agreement between a Dealer and the Originator pursuant to which such Dealer assigned a Receivable to the Originator.

         "DEALER TITLE ADDENDUM" means, with respect to each Receivable as to which the Dealer Title Guaranty, if applicable, is included in the related Dealer Agreement, a schedule of Dealers delivered to the Custodian listing all Dealers for which the Dealer Title Guaranty is included in the related Dealer Agreement.

         "DEALER TITLE GUARANTY" means, where, for reasons that are reasonably acceptable to the Servicer, the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer (which may be included in the related Dealer Agreement if so indicated on the Dealer Title Addendum); each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.

         "DEFAULTED RECEIVABLE" means, with respect to any Distribution Date, a Receivable with respect to which: (i) the related Obligor has failed to pay at least 95% of a Scheduled Payment by its due date and such failure continues for 90 days (calculated based on a 360-day year of twelve 30-day months), (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such

Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

         "DEFICIENCY CLAIM AMOUNT" shall have the meaning specified in Section 4.14(a).

         "DEFICIENCY CLAIM DATE" means, with respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

         "DEFICIENCY NOTICE" shall have the meaning specified in Section
4.14(a).

         "DELIVERY" means, when used with respect to Class B Reserve Account Property or Capitalized Interest Account Property, the actions to be taken with respect to the delivery thereof to the Collateral Agent and the holding thereof by the Collateral Agent as follows:

         (a) with respect to any Class B Reserve Account Property or Capitalized Interest Account Property that consists of bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Collateral Agent by physical delivery to the Collateral Agent, endorsed to, or registered in the name of, the Collateral Agent or its nominee or endorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Class B Reserve Account Property or Capitalized Interest Account Property to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any Class B Reserve Account Property or Capitalized Interest Account Property that consists of a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof

                  (i) by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

                  (ii) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) OF THE UCC) acting on behalf of the Collateral Agent, if the certificated security has been specially endorsed to the Collateral Agent by an effective endorsement;

         (c) with respect to any Class B Reserve Account Property or Capitalized Interest Account Property that consists of any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Collateral Agent of the purchase by the securities intermediary on behalf of the Collateral Agent of such book-entry security; the identification by the Federal Reserve Bank of such book-entry certificates on its records being credited to the securities intermediary's participant's securities account; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Collateral Agent; the making by the Collateral Agent of entries in the books and records identifying such book-entry security as belonging to the Trustee, subject to the provisions, hereof, or with respect to the Spread Account, the provisions of the Spread Account Agreement; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Class B Reserve Account Property or Capitalized Interest Account Property to the Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

         (d) with respect to any Class B Reserve Account Property or Capitalized Interest Account Property that consists of an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause
(c) above, transfer thereof;

                  (i) (A) by registration to the Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof.

                  (B) another Person (not a securities intermediary) either becomes the registered owner of the uncertificated security on behalf of the Collateral Agent, or having become the registered owner acknowledges that it holds for the Collateral Agent.

                  (ii) the issuer thereof has agreed that it will comply with instructions originated by the Collateral Agent without further consent of the registered owner thereof;

         (e) with respect to any Class B Reserve Account Property or Capitalized Interest Account Property that consists of a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) if a securities intermediary (A) indicates by book-entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Collateral Agent or acquires a financial asset for the collateral agent, and in either case, accepts it for credit to the collateral agent's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8102(a)(8) of the UCC) originated by the Collateral Agent without further consent by the

"entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary; and

         (f) in each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

         "DEPOSITOR" means Long Beach Acceptance Receivables Corp., a Delaware corporation, as the seller of the Receivables under this Agreement, and each of its successors pursuant to Section 6.3.

         "DEPOSITORY AGREEMENT" means the agreement entered into among the Depositor, the Trustee, and The Depository Trust Company, as the initial Clearing Agency, in connection with the issuance of the Class A Certificates, substantially in the form of Exhibit H hereto.

         "DETERMINATION DATE" means, with respect to any Distribution Date, the fifth Business Day preceding such Distribution Date.

         "DISTRIBUTION DATE" means, for each Collection Period, the 25th day of the following month, or if the 25th day is not a Business Day, the next following Business Day, commencing February 25, 1998.

         "DOCUMENTATION CHECKLIST" means the form attached hereto as Exhibit K.

         "DRAW DATE" means, with respect to any Distribution Date, the third Business Day (as defined in the Policy) immediately preceding such Distribution Date.

         "ELIGIBLE ACCOUNT" means (i) a segregated trust account that is maintained with a depository institution acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by Standard & Poor's and "P-1" by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer. In either case, such depository institution or trust company shall have been approved by the Controlling Party (as defined in the Spread Account Agreement), acting in its discretion, by written notice to the Collateral Agent.

         "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (e) repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long-term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

         (f) with the prior written consent of the Certificate Insurer, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

         (g) any other investment as may be acceptable to the Certificate Insurer and the Rating Agencies, as evidenced by the Certificate Insurer's prior written consent to that effect, as may from time to time be confirmed in writing to the Trustee by the Certificate Insurer, and only upon notification to each of Moody's and Standard & Poor's.

         Any Eligible Investments may be purchased by or through the trustee or any of its Affiliates and shall include such securities issued by the Trustee or its affiliates.

         "ELIGIBLE SERVICER" means LBAC, the Backup Servicer or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and
(iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT" means an event specified in Section 8.1.

         "EXCESS CASH FLOW CERTIFICATE" means the Excess Cash Flow Certificate executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit C hereto.

         "EXCESS CASH FLOW CERTIFICATEHOLDER" means the Person in whose name the Excess Cash Flow Certificate shall be registered in the Certificate Register, which initially shall be the Depositor.

         "EXCESS CASH FLOW SUB-ACCOUNT" means the Series 1998-1 Excess Cash Flow Sub-account, as such term is defined in the Spread Account Agreement.

         "EXPECTED INTEREST" means, with respect to any Collection Period, the product of (i) one-twelfth of the weighted average of the APRs (calculated based on a 360-day year of twelve 30-day months) of Simple Interest Receivables which were neither 30 days or more delinquent (calculated based on a 360-day year of twelve 30-day months) nor Defaulted Receivables as of the first day of the current Collection Period, weighted on the basis of the aggregate Principal Balances of such Simple Interest Receivables as of the first day of the current Collection Period and (ii) the aggregate Principal Balances of Simple Interest Receivables which were neither 30 days or more delinquent (calculated based on a 360-day year of twelve 30-day months) nor Defaulted Receivables as of the close of business on the last day of the immediately preceding Collection Period.

         "FINAL FUNDING PERIOD DISTRIBUTION DATE" means the Distribution Date immediately succeeding the date on which the Funding Period ends (or the Distribution Date on which the Funding Period ends if the Funding Period ends on a Distribution Date).

         "FINAL SCHEDULED DISTRIBUTION DATE" shall be the Distribution Date in January 25, 2005.

         "FINANCED VEHICLE" means a new or used automobile, van, sport utility vehicle or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

         "FRACTIONAL UNDIVIDED Interest" means the fractional undivided interest in the Trust that is evidenced by a Certificate.

         "FUNDING PERIOD" means the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $100,000, (ii) the date on which an Event of Default under this Agreement occurs or (iii) the close of business on April 30, 1998.

         "GCFP BILL OF SALE AND ASSIGNMENT" means the Bill of Sale and Assignment dated as of January 1, 1998 between Greenwich Capital Financial Products, Inc. ("GCFP"), as assignor, and LBAC, as assignee.

         "GCFP RELEASES" means the security interest releases each executed as of January 1, 1998 by GCFP in favor of LBAC.

         "GUARANTEED DISTRIBUTIONS" shall have the meaning assigned to such term in the Policy.

         "GUARANTY" means the Guaranty, dated as of January 1, 1998, by AMC in favor of the Trustee (in its capacity as such and for the benefit of the Certificateholders), the Back-up Servicer, the Custodian, the Collateral Agent and the Certificate Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement dated as of January 1, 1998, among Greenwich Capital Markets, Inc. as the initial purchaser of the Offered Certificates, the Depositor and the Certificate Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INITIAL CUTOFF DATE" means the close of business on December 31, 1997.

         "INITIAL RECEIVABLES" means the Receivables initially transferred by the Depositor to the Trust pursuant to this Agreement on the Closing Date, which Receivables are listed on the Schedule of Receivables.

         "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement dated as of January 1, 1998 among LBAC, the Depositor and the Certificate Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INSURANCE AGREEMENT EVENT OF DEFAULT" means an "Event of Default" as defined in the Insurance Agreement.

         "INSURER DEFAULT" shall mean any one of the following events shall have occurred and be continuing:

                  (i) the Certificate Insurer fails to make a payment required under the Policy;

                  (ii) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "LBAC" means Long Beach Acceptance Corp., a Delaware corporation, and its successors.

         "LEGAL FILES" means, with respect to each Receivable, the following documents held by the Custodian pursuant to Section 2.7: the fully executed original of such Receivable with fully executed assignment from the related Dealer to the Originator, (together with any agreements modifying the Receivable, including, without limitation, any extension agreements), a fully executed assignment in blank from the Originator, the Lien Certificate or the Title Package, the fully executed original of any form legally required to be executed by a co-signor, evidence of verification of physical damage insurance coverage and the original of each credit application fully executed by the related Obligor in respect of the such Receivable. Notwithstanding the foregoing, in the event that customary procedures and practices of any applicable state permit the use of any instrument or document in lieu of evidence of verification of physical damage insurance coverage, the term "Legal Files" shall be deemed to include any such instrument or document in lieu of evidence of verification of physical damage insurance coverage.

         "LETTER OF CREDIT" has the meaning assigned to such term in Section 4.7(b).

         "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

         "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable state, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the terms "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

         "LIQUIDATED RECEIVABLE" means any Receivable with respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the Financed Vehicle,
(ii) the related Obligor has failed to pay at least 95% of a Scheduled Payment by its due date and such failure continues for 60 days (calculated based on a 360-day year of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a Scheduled Payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

         "LIQUIDATION PROCEEDS" means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including reasonable expenses of the Servicer in connection with such liquidation, plus any amounts required by law to be remitted to the Obligor; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

         "LOCK-BOX" means the post-office box, maintained pursuant to Section 4.1, into which the Servicer shall direct each Obligor under each Receivable to forward all payments in respect of such Receivable.

         "LOCK-BOX ACCOUNT" means the segregated account designated as such, established and maintained pursuant to Section 4.1.

         "LOCK-BOX AGREEMENT" means the Tri-Party Remittance Processing Agreement, dated as of March 31, 1997, among the Servicer, the Lock-Box Processor and the Trustee, as amended, modified or supplemented from time to time in accordance with the terms thereof, unless such Agreement shall be terminated in accordance with its terms or the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Certificate Insurer, among the Servicer, the Lock-Box Processor and the Trustee.

         "LOCK-BOX BANK" means, as of any date, a depository institution named by the Servicer and acceptable to the Certificate Insurer at which the Lock-Box Account is established and maintained as of such date.

          "LOCK-BOX PROCESSOR" means initially Chase Texas and its successors or any replacement or subcontracted Lock-Box Processor acceptable to the Certificate Insurer under the Lock-Box Agreement.

          "MONTHLY DEALER PARTICIPATION FEE" means, with respect to any Distribution Date and Monthly Dealer Participation Fee Receivable, the portion of the related dealer participation fee earned during the related Collection Period as specified in the related Dealer Agreement.

          "MONTHLY DEALER PARTICIPATION FEE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, an amount equal to the aggregate collections allocable to Monthly Dealer Participation Fees actually received in respect of all Monthly Dealer Participation Fee Receivables for the related Collection Period.

          "MONTHLY DEALER PARTICIPATION FEE RECEIVABLE" means any Receivable to be paid in accordance with the Originator's "As-Earned Program" and designated as such on the Schedule of Receivables.

          "MOODY'S" means Moody's Investors Service, Inc., and any successors thereof.

          "NEGATIVE CARRY AMOUNT" means, with respect to any Distribution Date relating to the Funding Period, the amount, if any, by which (i) the Pre-Funding Interest Amount exceeds (ii) the earnings received by the Trustee for such Collection Period from investment of such Pre-Funded Amount.

          "NON-REGISTERED CERTIFICATE" means a Certificate other than a Registered Certificate.

          "NOTICE OF CLAIM" means written or telecopied notice from the Trustee to the Certificate Insurer, substantially in the form of Exhibit A to the Policy.

          "OBLIGOR" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

          "OFFERED CERTIFICATES" means the Class A Certificates, and the Class B Certificates.

          "OFFICER'S CERTIFICATE" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer or any assistant controller of LBAC, the Depositor or the Servicer, as appropriate.

          "OPINION OF COUNSEL" means a written opinion of counsel who may but need not be counsel to the Depositor or the Servicer, which counsel shall be acceptable to the Trustee and the Certificate Insurer and which opinion shall be acceptable to the Trustee and the Certificate Insurer in form and substance.

          "OPTIONAL PURCHASE PERCENTAGE" means 10%.

          "ORIGINAL POOL BALANCE" means $115,916,010.81.

          "ORIGINAL PRE-FUNDED AMOUNT" means $38,575,007.15.

          "ORIGINATION DATE" means, with respect to any Receivable, the date specified in such Receivable as the date of execution thereof.

          "ORIGINATOR" means LBAC, as originator of the Receivables.

          "PAYABLE" means, with respect to any Precomputed Receivable, the sum of (i) any amount received from or on behalf of the related Obligor which, pursuant to the Payment Application Procedures, is to be applied as a partial principal prepayment which is not to be applied to Scheduled Payments on such Receivable until the earlier of (a) such time as such application would result in such Precomputed Receivable being paid in full, including the payment of late charges and miscellaneous fees and (b) the Collection Period in which such Precomputed Receivable became a Liquidated Receivable, and (ii) any amounts received by the Servicer in respect of any rebatable items (such as amounts in respect of cancelled service contracts, extended warranties or insurance policies and similar items, the cost of which was included in the Amount Financed for such Precomputed Receivable) relating to such Precomputed Receivable which is not to be applied as a prepayment of principal until the earlier of (a) such time as such application would result in such Precomputed Receivable being paid in full, including the payment of late charges and miscellaneous fees and (b) the Collection Period in which such Precomputed Receivable became a Liquidated Receivable.

          "PAYAHEAD" on a Precomputed Receivable means the amount, including, without limitation, any Payable, as of the close of business on the last day of a Collection Period, determined in accordance with Section 4.4 with respect to such Receivable.

          "PAYAHEAD ACCOUNT" means the account designated as such, established and maintained pursuant to Section 4.1. The Payahead Account shall be held by the Trustee but shall be primarily for the benefit of the Obligors of Precomputed Receivables and shall not be part of the Trust.

          "PAYAHEAD BALANCE" on a Precomputed Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Precomputed Receivable, as reduced by applications of previous Payaheads with respect to such Precomputed Receivable, pursuant to Sections 4.3 and 4.4.

          "PAYING AGENT" has the meaning assigned to such term in Section 5.2.

          "PAYMENT APPLICATION PROCEDURES" means the Payment Application Procedures attached hereto as Exhibit I.

          "PAYMENT DEFERMENT AND DUE DATE CHANGE POLICIES" means the Payment Deferment Policy and the Due Date Change Policy attached hereto as Exhibit J, as such policies may be amended from time to time, with the prior written consent of the

Certificate Insurer, upon delivery to the Trustee of the Opinion of Counsel required by Section 3.2.

          "PERSON" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "PLAN" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

          "POLICY" means the financial guaranty insurance policy No. 50664-N issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates issued hereunder, including any endorsements thereto.

          "POLICY CLAIM AMOUNT" shall have the meaning set forth in Section 4.15(a).

          "POLICY PAYMENTS ACCOUNT" means the account designated as the Policy Payments Account in, and which is established and maintained pursuant to,
Section 4.1.

          "POOL BALANCE" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Liquidated Receivables and Purchased Receivables).

          "PRECOMPUTED RECEIVABLE" means any Actuarial Receivable or Rule of 78's Receivable.

          "PREFERENCE CLAIM" shall have the meaning set forth in Section
4.16(b).

          "PRE-FUNDED AMOUNT" means, with respect to (i) the first Distribution Date, the Original Pre-Funded Amount, and (ii) any Distribution Date thereafter, the amount on deposit in the Pre-Funding Account (not including any investment earnings thereon).

          "PRE-FUNDING ACCOUNT" means the account designated as such and established and maintained pursuant to Section 4.1 (b).

          "PRE-FUNDING INTEREST AMOUNT" means, with respect to any Distribution Date relating to the Funding Period, an amount equal to one month's interest on the Pre-Funded Amount on deposit in the Pre-Funding Account as of the last day of the related Collection Period at a rate equal to the sum of (a) the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate, (b) the Trustee Fee Rate and (c) the product of the Class A Percentage and the rate at which the Premium for the Policy is calculated.

          "PREMIUM" has the meaning assigned to such term in the Insurance Agreement.

          "PREMIUM LETTER" means the letter agreement dated the Closing Date among AMC, LBAC, the Trustee and the Certificate Insurer referring to payment of the Premium.

          "PREPAYMENT AMOUNT" means, as of the Final Funding Period Distribution Date, the Pre-Funded Amount.

          "PRINCIPAL BALANCE" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of the following amounts (without duplication): (i) in the case of a Precomputed Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method (excluding Payaheads retained in the Payahead Account, but including Payaheads that have been applied to reduce the Principal Balance of such Receivable); (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable; PROVIDED, HOWEVER, that the Principal Balance of a Receivable that has become a Liquidated Receivable shall equal zero.

          "PURCHASE AGREEMENT" means the Purchase Agreement dated as of January 1, 1998, between the Depositor and LBAC, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Depositor from LBAC.

          "PURCHASE AMOUNT" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

         "PURCHASED RECEIVABLE" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 3.7 or by LBAC pursuant to Section 2.7.

         "RATED ENTITY" means a Person whose long-term unsecured debt obligations (at the time of the transfer under Section 5.5) are rated within the investment grade categories of each Rating Agency.

         "RATING AGENCY" means Standard & Poor's and Moody's and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable

Person designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer.

         "RECEIVABLE" means each retail installment sale contract for a Financed Vehicle which shall appear on the Schedule of Receivables (which Schedule of Receivables may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

         "RECEIVABLE FILES" means the documents specified in Section 2.6(b).

         "RECORD DATE" means, with respect to any Distribution Date (other than the first Distribution Date) or Determination Date, the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date or Determination Date occurs. The Record Date with respect to the first Distribution Date shall be February 10, 1998.

         "RECOVERIES" means, with respect to a Liquidated Receivable, the monies collected from whatever source during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

         "REGISTERED CERTIFICATE" means a Certificate that was sold pursuant to a registration statement that has been filed and has become effective under the Securities Act.

         "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "REIMBURSEMENT OBLIGATIONS" means, with respect to each Distribution Date, any amounts due to the Certificate Insurer under the terms hereof or under the Insurance Agreement and with respect to which the Certificate Insurer has not been previously paid whether or not LBAC is obligated to pay such amounts.

          "REQUISITE AMOUNT" shall have the meaning assigned to such term in the Spread Account Agreement.

          "RESPONSIBLE OFFICER", as to the Trustee and the Back-up Servicer or at such time as Chase Texas is the Servicer, the Servicer, an officer in Global Trust Services of the Trustee, with knowledge of the Trust.

          "RULE OF 78'S RECEIVABLE" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method, the "sum of periodic balances" method, the "sum of monthly balances" method or any equivalent method.

         "SCHEDULED PAYMENT" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date in the case of an Initial Receivable, or the related Subsequent Transfer Date in the case of a Subsequent Receivable, the Obligor's obligation under such Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or (iii) modifications or extensions of the Receivable permitted by Section 3.2, the Scheduled Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

         "SCHEDULE OF RECEIVABLES" means the Schedule of Receivables attached as Schedule A to this Agreement, as the same may be amended or supplemented (including, without limitation, pursuant to any Transfer Agreement) from time to time.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERVICER" means LBAC as the servicer of the Receivables and each successor to LBAC (in the same capacity) pursuant to Section 7.3(a) or 8.2, other than with respect to representations and warranties of the Servicer under
Section 7.1.

         "SERVICER TERMINATION SIDE LETTER" means the letter from the Certificate Insurer to the Servicer, the Depositor and the Trustee dated as of January 1, 1998, with respect to the renewal term of the Servicer.

         "SERVICER'S CERTIFICATE" means a certificate completed and executed by a Servicing Officer pursuant to Section 3.9, substantially in the form of Exhibit E-1.

         "SERVICING ASSUMPTION AGREEMENT" means the Servicing Assumption Agreement, dated as of January 1, 1998, among LBAC, the Back-up Servicer and the Trustee, as the same may be amended or supplemented from time to time in accordance with its terms.

          "SERVICING FEE" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 3.8.

          "SERVICING FEE RATE" means, with respect to any Distribution Date, the weighted average of the Class Servicing Fee Rates for the Receivables weighted on the basis of the Principal Balance of the Receivables of each Class as of the close of business on the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that if the Back-up Servicer or another entity becomes the successor Servicer, the "Servicing Fee Rate" shall be equal to a rate not to exceed the Successor Servicing Fee Rate.

         "SERVICING OFFICER" means any person whose name appears on a list of Servicing Officers delivered by the Servicer to the Trustee and the Certificate Insurer, as the same may be amended from time to time.

         "SIMPLE INTEREST ADVANCE" means the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to Section 4.18.

         "SIMPLE INTEREST EXCESS" means, for any Collection Period, the excess, if any, of (i) Collected Interest over (ii) Expected Interest for such Collection Period.

         "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

         "SIMPLE INTEREST RECEIVABLE" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "SIMPLE INTEREST SHORTFALL" means, for any Collection Period, the excess, if any, of (i) Expected Interest over (ii) Collected Interest for such Collection Period.

         "SPECIFIED CLASS B RESERVE ACCOUNT BALANCE" means, with respect to any Distribution Date, an amount equal to the greater of (i) an amount equal to the product of 9.5% and the Pool Balance on the close of business on the last day of the related Collection Period and (ii) an amount equal to the excess, if any, of
(a) the product of 2.0% and the sum of the Original Pool Balance and the aggregate Principal Balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates over (b) the amount on deposit in the Excess Cash Flow Sub-account; PROVIDED, HOWEVER, that in no event shall the Specified Class B Reserve Account Balance exceed the Class B Certificate Balance.

         "SPREAD ACCOUNT" means the Spread Account (including the Excess Cash Flow Sub-account and the Class B Sub-account therein) established and maintained pursuant to the Spread Account Agreement.

         "SPREAD ACCOUNT AGREEMENT" means the Master Spread Account Agreement dated as of January 1, 1998, among the Depositor, the Certificate Insurer, the Trustee and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successors thereof.

         "STOCK PLEDGE AGREEMENT" means the Stock Pledge and Collateral Agency Agreement dated as of March 1, 1997, among LBAC, the Certificate Insurer, the Trustee and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "STATE" means any State of the United States of America, or the District of Columbia.

          "SUBSEQUENT CUTOFF DATE" means the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date, as set forth in the related Transfer Agreement.

          "SUBSEQUENT RECEIVABLES" means the Receivables transferred by the Depositor to the Trust pursuant to a Transfer Agreement on the related Subsequent Transfer Date, which Receivables will be listed on Schedule A to the related Transfer Agreement and will be treated as incorporated by reference in the Schedule of Receivables pursuant to the related Transfer Agreement.

          "SUBSEQUENT SPREAD ACCOUNT DEPOSIT" shall have the meaning specified in the Spread Account Agreement.

          "SUBSEQUENT TRANSFER DATE" shall have the meaning specified in the related Transfer Agreement.

          "SUCCESSOR SERVICING FEE RATE" means, with respect to any Distribution Date, the weighted average of the Class Successor Servicing Fee Rates for the Receivables, weighted on the basis of the Principal Balance of Receivables of each Class as of the close of business on the last day of the second preceding Collection Period.

         "TEXAS UCC" shall have the meaning set forth in Section 4.7(c)(ii).

          "TITLE PACKAGE" means (i) a Lien Certificate noting the lien of the Originator of the Financed Vehicle, (ii) evidence that documentation has been submitted to the appropriate state motor vehicle authority to obtain a Lien Certificate noting the lien of the Originator of the Financed Vehicle or (iii) a Dealer Title Guaranty, if any.

          "TOTAL DISTRIBUTION Amount" shall mean, for each Distribution Date, the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables (including amounts transferred from the Payahead Account to the Certificate Account pursuant to
Section 4.6(a)(ii) and amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer pursuant to Section 3.2, but excluding amounts deposited in the Payahead Account); (ii) Liquidation Proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of such Collection Period; (v) any earnings on investments of funds in the Collection Account, the Pre-Funding Account (only to the extent required to cover the Pre-Funding Interest Amount as set forth in Section 4.1(b)) and the Payahead Account pursuant to Section 4.1(b); (vi) the amount of any Simple Interest Advance actually deposited to the Collection Account by the Servicer pursuant to
Section 4.18 with respect to such Collection Period; and (vii) the Negative Carry Amount, if any, for such Collection Period to the extent it is deposited to the Certificate Account pursuant to Section 4.6(a)(iv); PROVIDED, that the Total Distribution Amount with respect to any Distribution Date shall not include any Simple Interest Excess remitted to the Servicer or deposited in the Excess Cash Flow Sub-account pursuant to Section 4.18.

          "TRANSFER AGREEMENT" means each Transfer Agreement, substantially in the form of Exhibit N, dated as of the related Subsequent Cutoff Date, among the Depositor, the Originator and the Trustee, pursuant to which Subsequent Receivables are conveyed to the Trust, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "TRIGGER EVENT" shall have the meaning assigned to such term in the Spread Account Agreement.

          "TRUST" means the trust created by this Agreement, the estate of which shall consist of the Trust Assets.

          "TRUST ASSETS" means that property set forth in items (i) through (xi) in Section 2.2(a), the Policy for the benefit of the Class A Certificateholders and that property set forth in items (i) through (x) of Section 2.2(b); PROVIDED, that the Payahead Account, the Spread Account, the Class B Reserve Account and the Capitalized Interest Account shall not under any, circumstances be deemed to be a part of or otherwise includible in the Trust or the Trust Assets.

          "TRUSTEE" means the Person acting as Trustee under this Agreement, its successor-in-interest, and any successor trustee pursuant to Section 9.10.

         "TRUSTEE FEE" means the monthly fee payable on each Distribution Date to the Trustee in its capacities as Trustee, Custodian and Collateral Agent hereunder for services rendered during the preceding Collection Period in an amount equal to the product of (i) one twelfth of the Trustee Fee Rate and (ii) the sum of the Class A Certificate Balance and the Class B Certificate Balance as of the last day of the second preceding Collection Period; PROVIDED, HOWEVER, that with respect to the initial Distribution Date, the Trustee Fee will equal the product of one-twelfth of the Trustee Fee Rate and the sum of the initial Class A Certificate Balance and the initial Class B Certificate Balance.

          "TRUSTEE FEE RATE" means 0.026% per annum.

          "TRUSTEE OFFICER" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "TRUSTEE'S CERTIFICATE" means a certificate completed and executed for the Trustee by a Trustee Officer pursuant to Section 9.2, substantially in the form of, in the case of an assignment to LBAC, Exhibit D-1 and in the case of an assignment to the Servicer, Exhibit D-2.

          "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

          "VSI POLICY" means (i) the vendor's single interest physical damage insurance policy No. 1-5529-1344 NJ issued by BALBOA Life and Casualty, (ii) the vendor's single interest physical damage insurance policy No. LS 700 9-0254 issued by Old Republic or (iii) the vendor's single interest physical damage insurance policy No. C1M2187817 issued by Utica National Insurance Group, as applicable, with respect to the Financed Vehicles covered thereby, in each case in which LBAC is the named insured and the Trustee is an additional named insured.

          SECTION 1.2. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.3. SECTION REFERENCES. All section references shall be to Sections in this Agreement.

          SECTION 1.4. LIMITATION ON TRUST ACTIVITIES. Notwithstanding any other provision in this Agreement to the contrary, the Trustee shall have no power to vary the investment of the Certificateholders within the meaning of Treasury Department Regulation Section 301.7701-4(c) or to cause the Trust to engage in business except as expressly set forth herein, or in the documents and instruments executed in connection herewith, unless the Trustee and the Certificate Insurer shall have received an Opinion of Counsel that such activity shall not cause the Trust to be an association taxable as a corporation for federal income tax purposes.

          SECTION 1.5. CALCULATIONS. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Servicing Fee, the Back-up Servicer Fee, and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

         SECTION 1.6. ACTION BY OR CONSENT OF CERTIFICATEHOLDERS. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken or consented to by Certificateholders, any Certificate registered in the name of the


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

Depositor, LBAC, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee knows to be so owned shall be so disregarded.

          SECTION 1.7. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer (or any similar or analogous determination), such determination shall be made by the Certificate Insurer in its sole discretion, so long as no Insurer Default shall have occurred and be continuing.

                                 ARTICLE II

                       THE TRUST AND TRUST PROPERTY

          SECTION 2.1. CREATION OF TRUST. Upon the execution of this Agreement by the parties hereto, there is hereby created the Long Beach Acceptance Auto Grantor Trust 1998-1.

         SECTION 2.2. CONVEYANCE OF RECEIVABLES. (a) In consideration of the Trustee's delivery of Certificates in an aggregate principal amount equal to the sum of the Original Pool Balance and the Pre-Funded Amount to or upon the written order of the Depositor, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Depositor in and to:

                         (i) the Initial Receivables listed in Schedule A hereto and (A) with respect to any such Initial Receivables that are Precomputed Receivables, all monies received thereon on and after the Initial Cutoff Date (including Scheduled Payments due or to become due thereon on and after the Initial Cutoff Date and Scheduled Payments due prior to the Initial Cutoff Date but received on or after the Initial Cutoff Date), principal prepayments relating to such Scheduled Payments due on or after the Initial Cutoff Date but received by the Depositor or LBAC before the Initial Cutoff Date, and any Payaheads received with respect to payments due on the Initial Receivables on or after the Initial Cutoff Date (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as a component of the Total


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



         Distribution Amount), (B) with respect to any such Initial Receivables that are Simple Interest Receivables, all monies received thereunder on and after the Initial Cutoff Date (including Scheduled Payments due before the Initial Cutoff Date but received by the Depositor or LBAC on or after the Initial Cutoff Date) and (C) all Liquidation Proceeds and Recoveries received with respect to such Initial Receivables;

                  (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Initial Receivables and any other interest of the Depositor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

                  (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

                  (iv) property (including the right to receive future Liquidation Proceeds) that secures an Initial Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of such Initial Receivable;

                  (v) the Purchase Agreement and the Guaranty including, without limitation, a direct right to cause LBAC to purchase Initial Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 3.2(b) of the Purchase Agreement and/or Section 4 of the related Transfer Agreement, or the failure of LBAC to timely comply with its obligations pursuant to Section 5.5 of the Purchase Agreement;

                  (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Legal Files and the Receivable Files related to each Initial Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Initial Receivables, the related Obligors or the related Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Collection Account, the Pre-Funding Account or the Certificate Account;

                  (ix) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Initial Receivables;

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



                  (x) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title Guaranties with respect to the Initial Receivables, with respect to the sale of the Initial Receivables; and

                  (xi) the proceeds of any and all of the foregoing.

          In addition, the Depositor shall cause the Policy to be issued to and delivered to the Trust for the benefit of the Class A Certificateholders.

          (b) Subject to the conditions set forth in Section 2.2(c) and the related Transfer Agreement, in consideration of the Trustee's delivery to or upon the order of the Depositor of the purchase price for the Subsequent Receivables, in each case as described below and set forth in the related Transfer Agreement, the Depositor shall on each Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Depositor in and to:

                  (i) the Subsequent Receivables listed in Schedule A to the related Transfer Agreement and (A) with respect to any such Subsequent Receivables that are Precomputed Receivables, all monies received thereon on and after the related Subsequent Cutoff Date (including Scheduled Payments due or to become due thereon on and after the related Subsequent Cutoff Date and Scheduled Payments due prior to the related Subsequent Cutoff Date but received on or after the related Subsequent Cutoff Date), principal prepayments relating to Scheduled Payments due on or after the related Subsequent Cutoff Date but received by the Depositor or LBAC before the related Subsequent Cutoff Date, and any Payaheads received with respect to any payments due on such Receivable on or after the related Subsequent Cutoff Date (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as part of the Total Distribution Amount), (B) with respect to any such Subsequent Receivables that are Simple Interest Receivables, all monies received thereunder on and after the related Subsequent Cutoff Date (including Scheduled Payments due before the related Subsequent Cutoff Date but received by the Depositor or LBAC on or after the related Subsequent Cutoff Date) and (C) all Liquidation Proceeds and
         Recoveries received with respect to such Subsequent Receivables;

                  (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to such Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

                  (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

                  (iv) property (including the right to receive future Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of such Subsequent Receivable;

                  (v) the related Transfer Agreement, the Purchase Agreement and the Guaranty, including, without limitation, a direct right to cause LBAC to purchase Subsequent Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 3.2(b) of the Purchase Agreement, or Section 4 of the related Transfer Agreement, or the failure of LBAC to timely comply with its obligations pursuant to Section 5.5 of the Purchase Agreement;

                  (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to a related Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Legal Files and the Receivable Files related to each such Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to such Subsequent Receivables, the related Obligors or the related Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to such Subsequent Receivables;

                  (ix) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title Guaranties with respect to such Subsequent Receivables, with respect to the sale of such Subsequent Receivables; and

                  (x) the proceeds of any and all of the foregoing.

         The purchase price to be paid by the Trust on each Subsequent Transfer Date for the Subsequent Receivables so sold shall be set forth in the related Transfer Agreement and shall be paid from monies released from the Pre-Funding Account pursuant to Section 4.19(b). Such purchase price shall equal the aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

          (c) The Depositor shall transfer to the Trustee the Subsequent Receivables and the other property and rights related thereto described in
Section 2.2(b) only upon the prior written consent of the Certificate Insurer acting in its sole and absolute discretion and the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Depositor shall have provided the Trustee, the Certificate Insurer and each Rating Agency with an Addition Notice not later than five Business Days prior to the related Subsequent Transfer Date and shall also have provided the Trustee and the Certificate Insurer with an electronic transmission of the information on the related Subsequent Transfer Receivables set forth in such Addition Notice in a format acceptable to each of the Trustee and the Certificate Insurer no later than such fifth Business Day prior to the related Subsequent Transfer Date;

                  (ii) the Depositor shall have delivered to the Trustee an executed Transfer Agreement in substantially the form of Exhibit N hereto, which shall include a list of the Subsequent Receivables so transferred attached thereto as Schedule A, and a copy thereof to the Certificate Insurer and each Rating Agency;

                  (iii) the Depositor shall have caused the Servicer to deposit in the Collection Account all collections on or in respect of the Subsequent Receivables (to the extent conveyed to the Trust as specified in Section 2.2(b)) received prior to the related Subsequent Transfer Date;

                  (iv) the Depositor shall have deposited or caused to be deposited the related Class B Reserve Account Subsequent Deposit into the Class B Reserve Account pursuant to Section 4.7(b)(i);

                  (v) the Depositor shall have deposited or caused to be deposited the related Subsequent Spread Account Deposit into the Spread Account pursuant to Section 4.12;

                  (vi) as of each Subsequent Transfer Date, neither the Servicer nor the Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is any of them aware of any pending insolvency;

                  (vii) such addition will not result in a material adverse federal tax consequence to the Trust or the Certificateholders as evidenced by an Opinion of Counsel;

                  (viii) the Funding Period shall not have terminated;

                  (ix) the Depositor shall have delivered to the Trustee, the Certificate Insurer and each Rating Agency an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (c) and in Section 5 of the related Transfer Agreement and certifying that:

                  (A) such sale of Subsequent Receivables by the Depositor to the Trust on the date hereof was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Depositor has been, is or will become, on or after the date hereof, indebted;

                  (B) the Depositor did not receive less than a reasonably equivalent value in exchange for the sale of the Subsequent Receivables by the Depositor to the Trustee on the related Subsequent Transfer Date pursuant to the related Transfer Agreement;

                  (C) the Depositor is not insolvent on the related Subsequent Transfer Date and will not become insolvent, as a result of the sale of the Subsequent Receivables by the Depositor to the Trustee on the related Subsequent Transfer Date hereof pursuant to the related Transfer Agreement;

                  (D) the Depositor is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Depositor after such business or transaction would be an unreasonably small amount of capital; and

                  (E) the Depositor has not incurred, and does not believe that it will incur, debts that would be beyond the Depositor's ability to pay as such debts mature;

                  (x) the Originator shall have delivered to the Trustee, the Certificate Insurer and each Rating Agency an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (c) and in Section 5 of the related Transfer Agreement and certifying that:

                  (A) that such sale of Subsequent Receivables by the Originator to the Depositor on the date hereof was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Originator has been, is or will become, on or after the date hereof, indebted;

                  (B) the Originator did not receive less than a reasonably equivalent Value in exchange for the sale of the Subsequent Receivables by the Originator to the Depositor on the related Subsequent Transfer Date pursuant to the Purchase Agreement and the related Assignment;

                  (C) the Originator is not insolvent on the related Subsequent Transfer Date and will not become insolvent as a result of the sale of the Subsequent Receivables by the Originator to the Depositor on the related Subsequent Transfer Date hereof pursuant to the Purchase Agreement and the related Assignment;

                  (D) the Originator is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Originator after such business or transaction would be an unreasonably small amount of capital; and

                  (E) the Originator has not incurred, and does not believe that it will incur, debts that would be beyond the Originator's ability to pay as such debts mature;

                  (xi) the Depositor shall have delivered to each Rating Agency, the Certificate Insurer and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Receivables substantially in the form of the Opinions of Counsel delivered to each Rating Agency, the Certificate Insurer and the Trustee on the Closing Date regarding true sale, non-consolidation, perfection, and other such matters satisfactory in form and substance to each of the Certificate Insurer and the Trustee in its sole discretion;

                  (xii) the Depositor shall have taken all action required to maintain the first perfected security interest (as defined in the UCC) of the Trust in the assets of the Trust;

                  (xiii) no selection procedures believed by the Depositor or the Originator to be adverse to the interests of the Certificateholders or the Certificate Insurer shall have been utilized in selecting the Subsequent Receivables;

                  (xiv) the conveyance of the Subsequent Receivables shall not result in a qualification, modification or withdrawal of the then-current ratings of the Class A Certificates and the Class B Certificates; PROVIDED , that written confirmation of such ratings shall not be required from the Rating Agencies;

                  (xv) the Depositor shall have provided the Trustee with a supplement to the Schedule of Receivables setting forth the Subsequent Receivables to be transferred on such Subsequent Transfer Date;

                  (xvi) the Depositor shall have caused a firm of independent accountants to deliver to the Trustee and the Certificate Insurer written confirmation that the Receivables, including the related Subsequent Receivables, meet the following criteria:

                  (1) the weighted average remaining term of the Receivables will be no more than 55 months and the weighted average original term for the Receivables will be no more than 57 months;

                  (2) each Receivable will have a minimum APR of 9.75%;

                  (3) each Receivable will have an original term of no more than 72 months;

                  (4) no more than 50% of the Receivables will be originated in California;

                  (5) the weighted average APR for the Receivables will be greater than or equal to 19.39%;

                  (6) 5% or less of the aggregate Principal Balance of the Receivables will be Class I Receivables, 20% or less of the aggregate Principal Balance of the Receivables will be Class IIA Receivables, 39% or less of the aggregate Principal Balance of the Receivables will be Class IIB Receivables, 44% or less of the aggregate Principal Balance of the Receivables will be Class III Receivables and the remainder (but not to exceed 4%) of the aggregate Principal Balance of the Receivables will be Class IV Receivables; and

                  (7) not more than 88% of the aggregate Principal Balance of the Receivables will represent loans to finance the purchase of used Financed Vehicles;

                  (xvii) the Depositor shall satisfy the document delivery requirements for such Subsequent Receivables as specified in Section 2.6;

                  (xviii) the representations and warranties made by the Depositor and the Servicer in Sections 6.1 and 7.1, respectively, shall be true and correct on and as of such Subsequent Transfer Date and the representations and warranties made by the Originator with respect to each such Subsequent Receivable being transferred to the Trust on such Subsequent Transfer Date in Section 4 of the related Transfer Agreement and Section 3.2(d) of the Purchase Agreement shall be true and correct as of such Subsequent Transfer Date;

                  (xix) on or before such Subsequent Transfer Date, the Depositor shall have provided any information reasonably requested by the Rating Agencies, the Certificate Insurer or the Trustee with respect to any Subsequent Receivables;

                  (xx) the Custodian shall acknowledge receipt of files which the Depositor shall represent are the Legal Files relating to the Subsequent Receivables and the Custodian shall have reviewed the Legal Files relating to the Subsequent Receivables and shall have determined that it has received a Legal File for each Receivable identified in the supplement to the Schedule of Receivables attached as Schedule A to the related Subsequent Transfer Agreement; and

                  (xxi) the Servicer shall deliver the loan master file and history information and the information required to be set forth in Demographic File Report in the form attached hereto as Exhibit E-2 as specified in Section 3.18.

         SECTION 2.3. TRANSFER INTENDED AS SALE, PRECAUTIONARY SECURITY INTEREST. Each conveyance to the Trust of the property set forth in Section
2.2 above is intended as a sale free and clear of all Liens, and it is intended that the property of the Trust shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event, however, that notwithstanding the intent of LBAC, the Depositor and the Trustee, any transfer under this Agreement is held not to be a sale, this Agreement shall constitute a grant of a

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

security interest in the property described in Section 2.2 above, for the benefit of the Certificateholders and the Certificate Insurer as their interests may appear herein.

         SECTION 2.4. ACCEPTANCE BY TRUSTEE. The Trustee does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.2, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders and the Certificate Insurer, subject to the terms and provisions of this Agreement.

         SECTION 2.5. ASSIGNMENT BY DEPOSITOR. The Depositor does hereby transfer, assign and otherwise convey unto the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, its right to any recourse to LBAC resulting from the occurrence of a breach of any of their respective representations and warranties contained in Section 3.2 of the Purchase Agreement or from the failure of LBAC to comply with its obligations pursuant to
Section 5.5 of the Purchase Agreement. The provisions of this Section 2.5 are intended to grant the Trustee a direct right against LBAC to demand performance under the terms of the Purchase Agreement.

         SECTION 2.6. DELIVERY OF LEGAL FILES AND RECEIVABLE FILES. (a) On or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the third Business Day immediately preceding the related Subsequent Transfer Date in the case of the Subsequent Receivables, the Depositor shall transfer and deliver to the Custodian at the offices specified in Schedule B to this Agreement the Legal Files with respect to each applicable Receivable.

         (b) On or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the related Subsequent Transfer Date in the case of the Subsequent Receivables, the Depositor shall transfer and deliver to the Servicer with respect to each applicable Receivable the following:

                  (i) a copy of the fully executed original of the Receivable with a copy of the fully executed assignment from the related Dealer to the Originator (together with copies of any agreements modifying the Receivable, including, without limitation, any extension agreements);

                  (ii) a copy of the original credit application fully executed by the Obligor;

                  (iii) a copy of the Lien Certificate or Title Package, as applicable;

                  (iv) all other documents listed on the Documentation Checklist in effect on the Initial Cutoff Date or the related Subsequent Cutoff Date, as applicable, relating to such Receivable, except that the Receivable Files shall contain a copy of those documents the original of which constitutes a part of the Legal File; and

                  (v) any and all other documents that the Servicer or the Originator shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

         SECTION 2.7. ACCEPTANCE OF LEGAL FILES BY CUSTODIAN. The Custodian acknowledges receipt of files which the Depositor has represented are the Legal Files relating to the Initial Receivables. The Custodian shall hold the Legal Files subject to the terms and conditions of this Agreement. The Custodian may perform its duties in respect of custody of the Legal Files by or through its agents or employees. The Custodian has reviewed the Legal Files relating to the Initial Receivables and has determined that it has received a file for each Receivable identified in Schedule A to this Agreement. The Custodian declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto (including, without limitation, the Legal Files relating to any Subsequent Receivables) and all other Trust Assets as custodian, agent and bailee for the Trustee in trust for the use and benefit of all present and future Certificateholders. The Custodian shall review each Legal File delivered to it no later than the Closing Date or the related Subsequent Transfer Date, as the case may be, to determine whether, and shall certify on the Closing Date or the related Subsequent Transfer Date, as the case may be, that, such Legal Files contain the documents referred to in the definition of the term "Legal File". In addition, in the case of any Legal File which does not contain either an original Lien Certificate or a Dealer Title Guaranty for the related Financed Vehicle, the Custodian shall certify that the related Dealer is listed on the Dealer Title Addendum. If the Custodian finds during its review of the Legal Files or at any time thereafter that a Legal File for a Receivable has not been received or that any of the documents referred to in the definition of the term "Legal File" are not contained in a Legal File or, if applicable, the related Dealer is not listed on the Dealer Title Addendum, the Custodian shall promptly inform the Trustee (if at such time the Trustee is not also the Custodian hereunder), LBAC, the Depositor, the Back-up Servicer and the Certificate Insurer promptly, in writing, of the failure to receive a Legal File with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Legal File or the failure of the related Dealer to be so listed) (it being understood that the Custodian's obligation to review the contents of any Legal File and the Dealer Title Addendum shall be limited as set forth in the preceding sentence). Unless any such defect with respect to such Receivable shall have been cured by the last day of the second Collection Period following discovery thereof by the Custodian, LBAC shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, LBAC shall remit the Purchase Amount, in the manner specified in
Section 4.5. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach pursuant to this Section 2.7 shall be to require LBAC to purchase the Receivables pursuant to this Section 2.7. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall cause the Custodian to release to LBAC or its designee the related Legal File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by LBAC and delivered to the Trustee and are necessary to vest in LBAC or such designee the Trustee's right, title and interest in the Receivable. The Custodian shall make a list of Receivables for which an application for a certificate of title or a Dealer Title Guaranty but not a Lien Certificate is included in the Legal File as of the date of its review of the Legal Files and deliver a copy of such list to the Servicer, the Trustee and the Certificate Insurer. On the date which is 90 days following the Closing Date or the related Subsequent Transfer Date, as the case may be, or in either case, the next succeeding Business Day, the Custodian shall inform LBAC and the other parties to this Agreement and the Certificate Insurer of any Receivable for which the related Legal File on such date does not include a Lien Certificate, and LBAC shall repurchase any such Receivable as of the last day of the Collection Period in which the date which is 150 days following the Closing Date, in the case of the Initial Receivables, or the related Subsequent Transfer Date, in the case of the Subsequent Receivables, occurs if the related Legal File does not include a Lien Certificate as of the close of business on such 150th day. In consideration of the purchase of such Receivable, LBAC shall remit the Purchase Amount in the manner specified in Section 4.5. The Depositor shall have no obligation to repurchase any Receivable upon a breach pursuant to this Section 2.7. The Depositor shall have no liability for any action taken or omitted to be taken by LBAC pursuant to this Section 2.7.

          SECTION 2.8. ACCESS TO RECEIVABLE FILES AND LEGAL FILES, SERVICER'S DUTIES WITH RESPECT TO RECEIVABLE FILES, CUSTODIAN'S DUTIES WITH RESPECT TO LEGAL FILES. (a) The Servicer and the Custodian shall, upon reasonable notice, permit the Originator, the Trustee, the Depositor, and the Certificate Insurer access to the Receivable Files and the Legal Files, respectively, at all reasonable times, upon reasonable notice and during the Servicer's or the Custodian's normal business hours. In addition, the Servicer and the Custodian shall provide such access to any Certificateholder upon reasonable notice at all reasonable times during the Servicer's or the Custodian's normal business hours, as the case may be, in cases where the Certificateholders shall be required by applicable statutes or regulations to review such documentation; PROVIDED, however, that the Servicer or the Custodian shall be entitled to rely upon an Opinion of Counsel as to such fact. In each case, such access shall be afforded without charge but only upon reasonable request. Each Certificateholder shall be deemed to have agreed by its acceptance of a Certificate to use its best efforts to hold in confidence all Confidential Information in accordance with its then customary procedures; PROVIDED that nothing herein shall prevent any Certificateholder from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Certificates, (iii) early prospective institutional investor transferee in connection with the contemplated transfer of a Certificate or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Certificates by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such Certificateholder is a party, or (d) in order to protect or enforce such Person's investment in any Certificate.

         (b) Upon instruction from the Trustee, the Servicer shall release any Receivable Files to the Trustee, the Trustee's agent or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable. The Servicer shall not be responsible for the safekeeping of such Receivable Files following such release to the Trustee unless and until such Receivable Files is returned to the Servicer.

         (c) The Custodian shall, within two Business Days of the request of the Servicer, the Trustee or the Certificate Insurer, execute such documents and instruments as are prepared by the Servicer, the Trustee or the Certificate Insurer and delivered to the Custodian, as the Servicer, the Trustee or the Certificate Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Trust and any related insurance policies (including the VSI Policy) covering the Obligor, the Receivable or Financed Vehicle. The Custodian shall not be obligated to release any document from any Legal File unless it receives a request for transfer of possession signed by a Servicing Officer in the form of Exhibit L to this Agreement and a custodial letter signed by a Servicing Officer in the form of Exhibit M to this Agreement (the "Custodial Letter"). Such Custodial Letter shall obligate the Servicer to return such document(s) to the Custodian when the need therefor no longer exists. At all times while any Legal File is in the Servicer's possession, the Servicer shall hold such Legal File in trust on behalf of the Trust, the Trustee and the Certificate Insurer.

         SECTION 2.9. COVENANTS OF THE CUSTODIAN.

         (a) The Custodian, either directly or by acting through an agent or nominee (which agent shall not be the Originator or any Affiliate thereof), shall hold the Legal File and all other documents relating to any Receivable that comes into its possession for the exclusive use and benefit of the Trust and shall make disposition thereof only in accordance with the provisions of this Agreement. The Custodian shall segregate the Legal Files and such other documents from all other motor vehicle retail installment sale contracts and similar documents in its possession and maintain continuous custody of the Legal File and such other documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, except as otherwise expressly provided herein.

         (b) The Custodian covenants and warrants to the Trustee, the Servicer and the Certificate Insurer that to the knowledge of its Responsible Officers, as of the related date on which the Custodian makes the certification required under Section 2.7 with respect to the Legal Files, it holds no adverse interest, by way of security or otherwise, in any Receivable, except as Trustee on behalf of the Trust.

         (c) Instructions to the Custodian relating to this Agreement will be carried out by the Custodian, in accordance with the terms and provisions of this Agreement. The Custodian is authorized to conclusively rely on any such instruction that it believes in good faith to have been given by the Servicer pursuant to and in accordance with the terms and provisions of this Agreement. The Custodian may record any such instructions given by telephone, and any other telephone discussions with respect to this Agreement.

         (d) The Custodian shall not by reason of this Agreement have a fiduciary relationship in respect of the Servicer or LBAC or any Affiliate thereof, and nothing in this Agreement, express or implied, is intended to or shall be so construed so as to impose upon the Custodian any obligations in respect of this Agreement except as expressly set forth in it. The Custodian, acting as custodian, shall have no responsibility for (i) ascertaining or taking action with respect to exchanges, maturities, tenders or other matters relative to any Receivables, whether or not the Custodian has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Receivables, except as otherwise expressly set forth herein in its capacity as Trustee of the Trust or as Custodian. The Custodian, acting as custodian, does not assume and shall have no responsibility for, and makes no representations as to, monitoring the value of the Receivables and the related Legal Files. The Custodian, acting as custodian, may rely upon the validity of documents delivered to it, without investigation as to their authority or legal effectiveness.

         (e) Each of the Servicer, the Depositor and LBAC acknowledges and agrees that the Custodian:

                  (i) shall not be responsible for any of the agreements set forth in the Purchase Agreement or any other documents or instruments other than this Agreement, including its Exhibits, but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement;

                  (ii) shall not be obligated to take any legal or other action that, in its judgment, might involve any expense or liability unless it shall have been furnished with indemnification acceptable in form and substance to the Custodian;

                  (iii) may rely on, and shall be protected in acting or refraining from acting in good faith on, any written notice, instruction, instrument, statement, request or document furnished to it under this Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for determining the accuracy thereof, and

                  (iv) may consult with counsel satisfactory to it, including in-house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, suffered or omitted by it under this Agreement in good faith and in accordance with the opinion of such counsel.

         (f) If the Custodian shall request instructions from the Servicer or LBAC with respect to any act or action (including failure to act) in connection with this Agreement, the Custodian shall be entitled to refrain from such act or taking such action unless and until the Custodian shall have received instructions from such Person; and the Custodian shall not incur liability to such Person or any other Person by reason of so refraining.


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

Without limiting the foregoing, neither the Servicer, nor LBAC, nor any other Person shall have any right of action whatsoever against the Custodian as a result of the Custodian's acting or refraining from acting in accordance with the Servicer's instructions hereunder, other than any such action arising out of the Custodian's negligence, bad faith or willful misconduct in so acting or refraining from acting.

          (g) The Custodian shall physically segregate the Legal Files for the Receivables from all other instruments similar in nature to such Legal Files in its possession, and shall hold the Legal Files so as to reflect the ownership of the Trust. The Custodian shall mark its books, accounts and records to reflect such fact. At its own expense, the Custodian shall maintain at all times during which this Agreement is in effect, fidelity insurance in amounts customary for similar transactions. Such insurance may be maintained by the Custodian in the form of self-insurance.

          (h) The Trustee's Fee payable to Chase Texas, as Trustee, pursuant to
Section 4.6(c)(ii), shall be the only amount payable to the Custodian for its services as Custodian hereunder.

          SECTION 2.10. THE LEGAL FILES ARE NOT "FINANCIAL ASSETS". The parties (for themselves, their successors, trustees, receivers and assigns) acknowledge and agree that the Legal Files held pursuant to this Agreement are not "financial assets" within the meaning of Section 8.102(a)(9) of the Texas Business & Commerce Code (the "Texas UCC").

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 3.1. DUTIES OF SERVICER. The Servicer, as agent for the Trust (to the extent provided herein), and in such capacity, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee, the Back-Up Servicer and the Certificate Insurer with respect to distributions and complying with the terms of the Lock-Box Agreement. The Servicer shall also administer and enforce all rights and responsibilities of the holders of the Receivables provided for in the Dealer Agreements to the extent that such Dealer Agreements relate to the Receivables, the Financed Vehicles or the Obligors. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other


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

comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or other evidence of ownership with respect to such Financed Vehicles; PROVIDE , HOWEVER that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is de minimis and if it would forego collection in accordance with its customary procedures. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Certificateholders. The Servicer shall prepare and furnish and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 3.2 COLLECTION AND ALLOCATION OF RECEIVABLE PAYMENTS. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; PROVIDED, HOWEVER, that the Servicer shall notify each Obligor prior to the Closing Date in the case of the Initial Receivables, and prior to the related Subsequent Transfer Date, in the case of the Subsequent Receivables, to make all payments with respect to the Receivables to the Lock-Box and shall make reasonable efforts to cause Obligors to make all such payments to such Lock-Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Lock-Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. The Servicer, for so long as LBAC is the Servicer, may grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself, which shall not modify the original due dates of the Scheduled Payments on Receivables other than in accordance with the Payment Deferment and Due Date Change Policies. The Servicer shall not modify the Payment Deferment and Due Date Change Policies without the prior written consent of the Certificate Insurer and delivering to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such modification will not adversely affect the status of the Trust as a grantor trust for Federal income tax purposes PROVIDED, HOWEVER, that no Opinion of Counsel shall be required for modification of the Payment Deferment and Due Date Change Policies if either (i) such modification is necessary to permit the work out of defaulted Receivables or (ii) the Servicer reasonably believes that such modification is necessary to permit extensions designed to prevent the default of

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

Receivables. The Servicer shall notify Moody's of any modification to the Payment Deferment and Due Date Change Policies. If the Servicer is not LBAC, the Servicer may not make any extension on a Receivable without the prior written consent of the Certificate Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable if it would forgo collection of such amount in accordance with its customary procedures. Notwithstanding anything to the contrary contained herein, the Servicer (i) shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables, except as otherwise required by applicable law, and (ii) shall not agree to any modification that would result in a material adverse effect on a Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer other than a modification in accordance with the Payment Deferment and Due Date Change Policies or would constitute reinvestment adversely affecting the status of the Trust as a grantor trust for Federal income tax purposes including, without limitation, any modification that would result in a "deemed exchange" of a Receivable under Section 1001 of the Code on account of such modification being made at a time when the obligations of the Obligor under the Receivable neither are in default nor, in the reasonable good faith judgment of the Servicer, probably will be in default in the reasonably foreseeable future.

         On each Business Day, the Servicer shall prepare and transmit to the Trustee and the Back-up Servicer in a form acceptable to the Trustee and the Back-up Servicer, a record setting forth the aggregate amount of collections on the Receivables processed by the Servicer on the second preceding Business Day.

         SECTION 3.3. REALIZATION UPON RECEIVABLES. (a) On behalf of the Trust, the Certificateholders and the Certificate Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has not paid at least 95% of a Scheduled Payment thereon for 120 consecutive days or more; PROVIDED, HOWEVER, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in
Section 3.1, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses. All Liquidation Proceeds and Recoveries received shall be remitted directly by the Servicer to the Collection Account, without deposit into any intervening


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

account as soon as practicable, but in no event later than the second Business Day after receipt thereof

         (b) (1) The Servicer agrees that within 45 days from the Closing Date it shall make such filings and effect such notices as are necessary under
Section 9-114(l) of the New York UCC (or comparable section of the UCC of any applicable state) to preserve its ownership interest (or security interest, as the case may be) in any repossessed Financed Vehicles delivered for sale to Dealers.

                  (2) The Servicer agrees that at any time after 45 days from the Closing Date there will be (a) no more than 25 repossessed Financed Vehicles in the aggregate delivered for sale to any Dealer and (b) no more than 50 repossessed Financed Vehicles in the aggregate delivered for the sale to all Dealers with respect to which the actions referred to in (b)(1) above have not been effected. The Servicer agrees that prior to delivering additional Financed Vehicles for sale to any such Dealer, it shall make such filings and effect such notices as are necessary under Section 9-114(l) of the New York UCC (or comparable section of the applicable UCC) to preserve its ownership interest (or security interest, as the case may be) in any such repossessed Financed Vehicle.

         SECTION 3.4. PHYSICAL DAMAGE INSURANCE; OTHER INSURANCE. (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming LBAC and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming LBAC as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

         (b) The Servicer shall continue to maintain the VSI Policy or another collateral protection insurance policy providing insurance coverage to at least the same extent as the VSI Policy with respect to all Financed Vehicles. To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 3.4(a) or the VSI Policy which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 4.2. In the event of the cancellation or non-renewal of the insurance referred to in Section 3.4(a)(i) above with respect to any Financed Vehicle, the Servicer will endeavor, in accordance with its customary servicing standards and procedures, to cause the related Obligor to obtain a replacement insurance policy. In no event shall the Servicer be required to force place insurance on a Financed Vehicle.

         SECTION 3.5. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES.

         (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created in the name of LBAC by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an Insurer Default shall have occurred and be continuing, upon the occurrence of an Event of Default, the Trustee shall direct the Servicer to take and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, the Trustee), which opinion shall not be an expense of the Certificate Insurer or the Trustee (as applicable), be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles to reflect the security interest of the Trustee in the related Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer or the Trustee (as applicable), which opinion shall not be an expense of the Certificate Insurer or the Trustee, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust, including by amending the title documents of such Financed Vehicles to reflect the security interest of the Trustee in the related Financed Vehicle or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent; PROVIDED, HOWEVER, that if the Certificate Insurer requests (unless an Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Certificate Insurer.

         In addition to the foregoing, in the event any of the events described in Section 8.1(iii) or (iv) shall have occurred, or in the event LBAC shall have been removed or replaced as Servicer pursuant to Section 7.3, Section 7.5, or otherwise pursuant to Section 8.1. then LBAC and/or the Servicer shall immediately cause each Lien Certificate for a

Financed Vehicle to be marked to reflect the security interest of the Trustee in the Financed Vehicle at the expense of the Servicer.

         The Servicer hereby makes, constitutes, and appoints the Trustee acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to execute and deliver as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to show the Trustee as lienholder or secured party on the related Lien Certificates relating to a Financed Vehicle.

         SECTION 3.6. ADDITIONAL COVENANTS OF SERVICER. The Servicer hereby makes the following covenants to the other parties hereto and the Certificate Insurer on which the Trustee shall rely in accepting the Receivables in trust and issuing the Certificates and on which the Certificate Insurer shall rely in issuing the Policy: (i) the Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, (ii) the Servicer shall not impair the rights of the Certificateholders, the Trust or the Certificate Insurer in such Receivables, (iii) the Servicer shall not amend a Receivable, except that extensions may be granted in accordance with Section 3.2, and (iv) the Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with its current servicing procedures for servicing of all its other comparable motor vehicle receivables.

         SECTION 3.7. PURCHASE OF RECEIVABLES UPON BREACH. The Servicer, the Depositor or the Trustee shall inform the other parties hereto and the Certificate Insurer promptly, in writing, upon the discovery by the Servicer, the Depositor or a Responsible Officer of the Trustee, as the case may be, of any breach of the provisions of Section 3.2 relating to extensions, rebates, adjustments or other modifications of the Receivables, or any breach of Sections 3.4, 3.5 or 3.6; PROVIDED, HOWEVER, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery by or notice to the Servicer of such breach, the Servicer shall purchase any Receivable with respect to which such breach has a material adverse effect on such Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer; PROVIDED, HOWEVER, notwithstanding the foregoing, the Servicer shall purchase any Receivable with respect to which any breach of clause (ii) of the last sentence of the first paragraph of Section 3.2 has occurred immediately upon discovery by or notice to the Servicer of such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. For purposes of this Section, the Purchase Amount shall, whenever applicable, consist in part of a release by the Servicer of all rights to receive Simple Interest Excess with respect to the related Receivable. The sole remedy of the Trustee, the Trust, the Certificate Insurer or the Certificateholders with respect to a breach of the provisions of Section 3.2 relating to extensions, rebates, adjustments or other modifications of the Receivables or any breach of Sections 3.4, 3.5 or 3.6 shall be to require the Servicer to repurchase Receivables


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

pursuant to this Section 3.7; PROVIDE, HOWEVER, that the Servicer shall indemnify the Trustee, the Back-up Servicer, the Custodian, the Depositor, the Certificate Insurer, the Trust and the Certificateholders and each of their respective officers, employees, directors, agents and representatives against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. The Depositor shall have no obligation to repurchase the Receivables upon a breach of the provisions of
Section 3.2 relating to extensions, rebates, adjustments or other modifications of the Receivables, or any breach of Sections 3.4, 3.5 or 3.6. The Depositor shall have no liability for actions taken or omitted to be taken by the Servicer pursuant to this Section 3.7.

          SECTION 3.8. SERVICING, FEE. The Servicing Fee for the initial Distribution Date shall equal the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Original Pool Balance. Thereafter, the Servicing Fee for a Distribution Date shall equal the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the Pool Balance as of the last day of the second preceding Collection Period. The Servicing Fee shall in addition include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

          The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred by the Servicer in connection with distributions and reports to Certificateholders, the Trustee and the Certificate Insurer and all other fees and expenses of the Trust including taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification not expressly stated under this agreement to be for the account of the Trust).

          SECTION 3.9. SERVICER'S CERTIFICATE. (a) By 10:00 a.m., New York City time, on each Determination Date, the Servicer shall deliver to the Trustee, the Back-up Servicer, the Collateral Agent, the Depositor, the Certificate Insurer and the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 4.6 (including, if required, withdrawals from or deposits to the Payahead Account and withdrawals from the Spread Account (including each sub account therein), the Class B Reserve Account, the Pre-Funding Account and the Capitalized Interest Account) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders and the Certificate Insurer pursuant to Section 4.8. Receivables to be purchased by the Servicer or to be purchased by LBAC shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

          (b) In addition to the information required by Section 3.9(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Certificate Insurer (i) the Delinquency Ratio, the Average Delinquency Ratio, the Cumulative Default Rate, and the Cumulative Loss Rate (as such terms are defined in the Spread Account Agreement), (ii) whether any Trigger Event (as such term is defined in the Spread Account Agreement) has occurred as of such Determination Date, (iii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as defined in the Spread Account Agreement) as of such Determination Date, and (iv) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred. The Servicer shall in addition give notice of the occurrence of any Trigger Event or any Insurance Agreement Event of Default to each Rating Agency.

          SECTION 3.10. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT.
(a) The Servicer shall deliver to the Trustee, the Back-up Servicer, the Collateral Agent, the Depositor and the Certificate Insurer, on or before March 31 of each year beginning March 31, 1999, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during such preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate to the Rating Agencies.

          (b) The Servicer shall deliver to the Trustee, the Back-up Servicer, the Collateral Agent, the Depositor, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days after having obtained such knowledge, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 8.1.

          SECTION 3.11. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Depositor, to deliver to the Trustee, the Back-up Servicer, the Collateral Agent, the Certificateholders, the Certificate Insurer and each Rating Agency on or before April 30 of each year beginning April 30, 1999, a report dated as of December 31 of the preceding calendar year and reviewing the Servicer's activities during such preceding calendar year, addressed to the Board of Directors of the Servicer, and to the Trustee, the Back-up Servicer, the Collateral Agent, the Depositor, and the Certificate Insurer, to the effect that such firm has audited the financial statements of the Servicer and issued its report therefor and that such audit (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (c) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile, van, sport utility vehicle and light duty truck installment sales contracts; and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van, sport utility vehicle and light duty truck loans serviced for others that, in the firm's opinion, the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found; and (3) the delinquency and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate.

         The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.12. SERVICER EXPENSES. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Certificateholders.

         SECTION 3.13. RETENTION AND TERMINATION OF SERVICER. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 1998, which term shall be extendible by the Certificate Insurer for successive quarterly terms ending on each successive June 30, September 30, December 31 and March 31 (or, pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the date hereof and for, the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee will, within five days thereafter, give written notice of such non-receipt to the Certificate Insurer, the Back-up Servicer (or any alternate successor servicer appointed by the Certificate Insurer pursuant to Section 7.5) and the Servicer and the Servicer's terms shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

         SECTION 3.14. Access TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Trustee, the Collateral Agent, the Back-up Servicer, the Depositor, and the Certificate Insurer reasonable access to documentation and computer systems and information regarding the Receivables and shall provide such access to Certificateholders in such cases where the Certificateholders are required by applicable law or regulation to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this
Section 3.14 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

         SECTION 3.15. VERIFICATION OF SERVICER'S CERTIFICATE. (a) On or before the fifth Business Day of each month, the Servicer will deliver to the Trustee and the Back-up Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and the Back-up Servicer containing such information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period as is necessary for preparation of the Servicer's Certificate. The Back-up Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in Section 3.15(b) contained in the Servicer's Certificate delivered by the Servicer, and the Back-up Servicer shall certify to the Certificate Insurer that it has verified the Servicer's Certificate in accordance with this
Section 3.15 and shall notify the Servicer, the Certificate Insurer and the Trustee of any discrepancies, in each case, on or before the related Deficiency Claim Date. In the event that the Back-up Servicer reports any discrepancies, the Servicer and the Back-up Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Back-up Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, (i) the Back-Up Servicer will notify the Certificate Insurer and the Trustee, and (ii) the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, the Servicer shall, if so requested by the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) deliver to the Back-up Servicer (i) within five (5) Business Days of demand therefor a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in -computer format in connection with servicing the Receivables and (ii) within fifteen (15) Business Days of demand therefor a copy of such other information as is reasonably requested by the Certificate Insurer for the purpose of reconciling such discrepancies. Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer.

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

         (b) The Back-up Servicer shall review each Servicer's Certificate delivered pursuant to Section 3.15(a) and shall, based upon the information provided from the Servicer under Section 3.15(a):

                  (i) confirm that such Servicer's Certificate is complete on its face;

                  (ii) load the computer diskette (which shall be in a format acceptable to the Back-up Servicer) received from the Servicer pursuant to Section 3.15(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Distribution Date; and

                  (iii) confirm that the Total Distribution Amount, the Class A Distributable Amount, the Class A Principal Distributable Amount, the Class A Interest Distributable Amount, the Class B Distributable Amount, the Class B Interest Distributable Amount, the Class B Additional Interest Distributable Amount, the Class B Principal Distributable Amount, the Back-up Servicer Fee, the Servicing Fee, the Trustee Fee, the amount on deposit in the Class B Reserve Account, the amount on deposit in the Pre-Funding Account, the amount on deposit in the Capitalized Interest Account and the amount on deposit in the Spread Account (separately identifying the amounts credited to the Excess Cash Flow Sub-account and the Class B Sub-account), and the Premium in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate.

         SECTION 3.16. FIDELITY BOND. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 3.17. DELEGATION OF DUTIES. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Trustee (if an Insurer Default shall have occurred and be continuing); PROVIDED, HOWEVER that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. In the event the Servicer shall for any reason no longer be the servicer of the Receivables (including by reason of an Event of Default), the Back-up Servicer, its designee or any successor Servicer will thereupon assume all of the rights and obligations of the predecessor Servicer under one or more subservicing agreements that may have been entered into by the predecessor Servicer by giving notice of such assumption to the related subservicer or subservicers within ten (10) Business Days of the termination of the Servicer as servicer of the Receivables. Upon the giving of such notice, the Back-up Servicer, its designee or the successor Servicer shall be deemed to have assumed all of the predecessor Servicer's interest therein and to have replaced the predecessor Servicer as a party to the subservicing agreement to the same extent as if the subservicing agreement had been assigned to the assuming party except that the predecessor Servicer and the subservicer, if any, shall not thereby be relieved of

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

any liability or obligations accrued up to the date of the replacement of the Servicer under the subservicing agreement and the subservicer, if any, shall not be relieved of any liability or obligation to the predecessor Servicer that survives the assignment or termination of the subservicing agreement. The Back-up Servicer shall notify each Rating Agency and the Certificate Insurer if any subservicing agreement is assumed by the Back-up Servicer, its designee or the successor Servicer. The predecessor Servicer shall, upon request of the Trustee, the Back-up Servicer or any successor Servicer, but at the expense of the predecessor Servicer, deliver to the assuming party all documents and records relating to the subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

         SECTION 3.18. Delivery OF BACK-UP TAPES OF BACK-UP SERVICER. (a) In addition to the information to be delivered by the Servicer to the Back-up Servicer on or before the fifth Business Day of each month pursuant to Section 3.15(a), the Servicer shall deliver to the Back-up Servicer, or its designated agent, a computer diskette (or other electronic transmission), in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, with the loan master file and history information in the form attached hereto as Exhibit E-2 on or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the related Subsequent Transfer Date in the case of Subsequent Receivables, which loan master file and history information shall be sufficiently detailed to enable the Back-up Servicer to maintain records sufficient to assume the role of successor Servicer pursuant to this Agreement.

         (b) In addition to the information required to be delivered by the Servicer to the Back-up Servicer or its designated agent on or before the fifth Business Day of each month pursuant to Section 3.15(a) and on or prior to the Closing Date and each Subsequent Transfer Date pursuant to Section 3.18(a), the Servicer shall deliver the loan master file and history information to the Back-up Servicer or its designated agent on the Determination Date occurring in July 1998 (with respect to the period from and including the Initial Cutoff Date to the last day of the related Collection Period) and on the Determination Date occurring every six months thereafter in the form attached hereto as Exhibit E-2 in writing and on a computer diskette (or other electronic transmission) in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, and as at such other times as may be requested by the Certificate Insurer or the Back-up Servicer upon prior written notice to the Servicer,- PROVIDED that the Back-up Servicer shall deliver a copy of any such notice by the Back-up Servicer to the Certificate Insurer simultaneously with its delivery of such notice to the Servicer.

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

                                   ARTICLE IV

                            Distributions; Accounts;
                        STATEMENTS TO CERTIFICATEHOLDERS

         SECTION 4.1. ACCOUNTS; LOCK-BOX ACCOUNT. (a) The Servicer has established the Lock-Box Account as an Eligible Account entitled, "Chase Texas Agent Account -Auto Loan Programs," account number 00100916395; PROVIDED that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trustee or the Servicer, has authority to direct disposition of funds related to the Receivables on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trustee shall have no liability or responsibility with respect to the Lock-Box Processor's or the Servicer's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account which shall at all times be an Eligible Account, initially established and maintained with Chase Texas or, at the request of the Certificate Insurer, an Eligible Account satisfying clause (i) of the definition thereof The Servicer has established and shall maintain the Lock-Box at a United States Post Office Branch. Notwithstanding the Lock-Box Agreement or any of the provisions of this Agreement relating to the LockBox and the Lock-Box Agreement, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for servicing and administering the Receivables and the other Trust Assets in accordance with provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         In the event the Servicer shall for any reason no longer be acting as such, the Lock-Box Agreement shall terminate in accordance with its terms and funds on deposit in the Lock-Box Account shall be distributed by Chase Texas, as agent for the beneficial owners of funds in the Lock-Box Account at such time (including the Trust), and Chase Texas shall deposit any such funds relating to the Receivables to such other account as shall be identified by the Back-up Servicer or successor Servicer for deposit therein; PROVIDED, HOWEVER, that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held in the Lock-Box Account or held by the Lock-Box Processor in respect of the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Lock-Box Account fails at any time to qualify as an Eligible Account, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Trustee (if an Insurer Default shall have occurred and be continuing) to the Trustee or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) on deposit in the Lock Box Account or held by the LockBox Processor in respect of the Receivables (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements, and the Servicer shall promptly notify the Obligors to make payments to any new Lock-Box.

         (b) In addition to the Lock-Box Account, the Trustee shall establish, with itself, the Collection Account, the Certificate Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, the Pre-Funding Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, the Capitalized Interest Account in the name of the 'Trustee for the benefit of the Certificateholders and the Certificate Insurer, and the Policy Payments Account in the name of the Trustee for the benefit of the Class A Certificateholders. In addition, the Trustee shall establish with itself the Payahead Account in the name of the Trustee for the benefit of Obligors of Receivables who make payments thereon in excess of Scheduled Payments to the extent described in Section 4.3, and applicable late fees and miscellaneous fees and for the benefit, to the extent of earnings on investments of funds in the Payahead Account, of the Certificateholders. The Payahead Account, the Class B Reserve Account, the Capitalized Interest Account and the Spread Account established pursuant to the Spread Account Agreement shall not be included in the Trust. Any amounts held on deposit in the Payahead Account and any investment earnings thereon are owned by, and will be taxable to, LBAC for federal income tax purposes. The Collection Account, the Certificate Account, the Pre-Funding Account, the Payahead Account and the Policy Payments Account shall be Eligible Accounts initially established with the Trustee; PROVIDED, HOWEVER, if any of such accounts shall cease to be an Eligible Account-, the Servicer, with the consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing), within 5 Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible Account. The Servicer shall promptly notify the Rating Agencies and the Depositor of any change in the location of any of the aforementioned accounts.

         All amounts held in the Collection Account, the Pre-Funding Account and the Payahead Account shall be invested by the Trustee at the written direction of the Depositor in Eligible Investments in the name of the Trustee as trustee of the Trust and -shall mature no later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the. Certificate Account and the Policy Payments Account shall not be invested. The amount of earnings on investments of funds in the Collection Account and Payahead Account during the Collection Period related to each Distribution Date shall be deposited into the Certificate Account on each Distribution Date, and shall be available for distribution pursuant to Section 4.6(c). The amount of earnings on .investments of funds in the Pre-Funding Account during the Collection Period related to each Distribution Date shall be deposited in the Certificate Account on each Distribution Date in an amount not to exceed the Pre-Funding Interest Amount, and such amount shall be available for distribution pursuant to Section 4.6(c), and any remaining investment earnings on the funds in the Pre-Funding Account shall remain on deposit in the Pre-Funding Account and shall be distributed by the Trustee to the Depositor at the end of the Funding Period. The amount of earnings on investments of funds in the Capitalized Interest Account during the Collection Period related to each Distribution

Date shall be deposited into the Capitalized Interest Account on such Distribution Date prior to making any transfer from the Capitalized Interest Account to the Certificate Account pursuant to Section 4.6(a)(iv). For purposes of this paragraph, the Trustee will take delivery of the Eligible Investments in accordance with Schedule C.

         (c) The Trustee shall on or prior to each Distribution Date (and prior to the transfer from the Collection Account to the Certificate Account described in Section 4.6(a)) transfer from the Collection Account (i) to the Payahead Account all Payaheads as described in Section 4.3 received during the related Collection Period, (ii) to the Servicer, as additional servicing compensation, the amount, if any, required to be paid to the Servicer pursuant to Section 4.18, and (iii) to the Collateral Agent for deposit into the Excess Cash Flow Sub-account, the amount of any contribution on behalf of the Servicer required to be made thereto pursuant to Section 4.18 as certified to the Trustee by the Servicer in accordance with Section 4.6(b) received during the related Collection Period.

         SECTION 4.2. COLLECTIONS. The Servicer shall use reasonable efforts to cause the Lock-Box Processor to transfer any payments in respect of the Receivables from or on behalf of Obligors received in the Lock-Box to the Lock-Box Account on the Business Day on which such payments are received, pursuant to the Lock-Box Agreement. Within two Business Days of receipt of such funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer available funds related to the Receivables from the Lock-Box Account to the Collection Account, and if such funds are not available funds, as soon thereafter as they clear (i.e., become available for withdrawal from the Lock-Box Account). In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the second Business Day following receipt into the Lock-Box Account or the Collection Account.

         SECTION 4.3. APPLICATION OF COLLECTIONS. All collections for each Collection Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments actually received from or on behalf of the Obligor (other than any such payment allocable to a Payable) shall be applied hereunder, in the case of a Precomputed Receivable, first, to the Scheduled Payment of such Precomputed Receivable, with interest and principal being allocated on an actuarial basis, second, in connection with the redemption of a defaulted Receivable, to reimburse the Servicer for reasonable and customary out-of- pocket expenses incurred by -the Servicer in connection with such Receivable, and third, to any late fees accrued with respect to such Precomputed Receivable and, in the case of a Simple Interest Receivable, first, to interest and principal in accordance with the Simple Interest Method to the extent necessary to bring such Simple Interest Receivable current, second, in connection with the redemption of a defaulted Receivable, to reimburse the Servicer for reasonable and customary out-of-pocket expenses incurred by the Servicer in connection with such Receivable, third, to late fees and fourth, to principal in accordance with the Simple Interest Method. With respect to any Precomputed Receivable, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Precomputed Receivable, but only if the sum of such excess and the previous

Payahead Balance shall be sufficient to prepay the Precomputed Receivable in full. Otherwise, any such remaining excess payments with respect to a Precomputed Receivable shall constitute a Payahead, shall increase the Payahead Balance and shall be applied as set forth in Section 4.4.

         SECTION 4.4. PAYAHEADS. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Precomputed Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment and accrued late fees with respect to such Receivable, the Payahead Balance of an Obligor, other than the portion, if any, of such Payahead Balance which constitutes a Payable, shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly. The portion, if any, of the Payahead Balance of an Obligor which constitutes a Payable shall be applied by the Servicer as a payment on the related Receivable upon the earliest to occur of (i) the Collection Period in which such Receivable becomes a Liquidated Receivable and (ii) payment in full of all other amounts due and owing on such Receivable, including the payment of late charges and miscellaneous fees.

         SECTION 4.5. ADDITIONAL DEPOSITS. The following additional deposits shall be made in immediately available funds on the dates indicated: (i) on the Business Day immediately preceding each Determination Date, the Servicer or LBAC, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables, (ii) on the Business Day immediately preceding each Determination Date, the Originator or the Servicer, as the case may be, shall deposit in the Collection Account all amounts to be paid under Section 10.2, (iii) on the Determination Date immediately succeeding the date on which the Funding Period ends (or on the Determination Date on which the Funding Period ends, if the Funding Period ends. on a Determination Date), the Trustee shall remit the remaining Pre-Funded Amount on deposit in the Pre-Funding Account to the Certificate Account pursuant to Section 4.19(c) and (iv) on or before each Draw Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent.

         SECTION 4.6. DISTRIBUTIONS, POLICY CLAIMS. (a) On each Distribution Date, the Trustee shall cause to be made the following transfers and distributions based solely on the amounts set forth in the Servicers Certificate for the related Distribution Date:

                  (i) from the Collection Account to the Certificate Account, in immediately available funds, an amount equal to the excess of the sum of (a) all funds that were deposited in the Collection Account, plus
         (b) earnings on investments of funds in the Collection Account pursuant to Section 4. 1 (b), for the related Collection Period over all funds transferred from the Collection Account with respect to such Collection Period pursuant to Section 4. 1 (c);

                  (ii) from the Payahead Account to the Certificate Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Precomputed Receivables or prepayments for the related Collection Period pursuant to Sections 4.3 and 4.4, plus earnings on investments

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

         of funds in the Payahead Account for the related Collection Period pursuant to Section 4. 1 (b);

                  (iii) from the Pre-Funding Account to the Certificate Account, in immediately available funds, earnings on investments of funds in the Pre-Funding Account for the related Collection Period pursuant to
         Section 4. 1 (b); and

                  (iv) from the Capitalized Interest Account to the Certificate Account, an amount equal to the Negative Carry Amount for the related Collection Period, if any.

         (b) Prior to each Distribution Date, the Servicer shall on the related Determination Date calculate the Total Distribution Amount, the Class A Distributable Amount, the Class A Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Interest Distributable Amount, the Class B Additional Interest Distributable Amount, the Class B Principal Distributable Amount, the Monthly Dealer Participation Fee Distributable Amount, the amount, if any, required to be withdrawn from the Collection Account and paid to the Servicer as additional servicing compensation or contributed to the Excess Cash Flow Sub-account on behalf of the Servicer, in each case pursuant to
Section 4.18 and, based on the Total Distribution Amount and the other amounts available for distribution on such Distribution Date, determine the amount distributable to the Certificateholders of each class.

         (c) On each Distribution Date, the Trustee shall (x) distribute all amounts delivered by the Certificate Insurer to the Trustee for deposit into the Collection Account pursuant to Section 4.11 for distribution in the amounts and priority as directed by the Certificate Insurer, and (y) (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to SECTION 3.9) subject to subsection (d) hereof, make the following distributions from the Total Distribution Amount withdrawn from the Certificate Account and from the other sources described below in the following order of priority:

                  (i) FIRST, to LBAC, from the Total Distribution Amount, the Monthly Dealer Participation Fee Distributable Amount and all unpaid Monthly Dealer Participation Fee Distributable Amounts from prior Collection Periods, and SECOND, to the Servicer, from the Total Distribution Amount (as the Total Distribution Amount has been reduced by payments pursuant to subclause FIRST of this clause (i)), the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, if the Total Distribution Amount is insufficient to pay such Servicing Fee and such unpaid Servicing Fees from prior Collection Periods, the Servicer will receive such deficiency from the Deficiency Claim Amount with respect to such Distribution Date, if any, to the extent received by the Trustee from the Collateral Agent;

                  (ii) to the Trustee, the Back-up Servicer and the Custodian, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above), the Trustee Fee, the Back-up

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

         Servicer Fee and all unpaid Trustee Fees and Back-up Servicer Fees from prior Collection Periods and, if the Total Distribution Amount is insufficient, the Trustee and Back-up Servicer will receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such Distribution Date, if any, to the extent received by the Trustee from the Collateral Agent, after application thereof pursuant to clause (i) above;

                  (iii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), an amount equal to the sum of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall as of the close of business on the preceding Distribution Date (plus (without duplication) interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months)) and, if the Total Distribution Amount is insufficient, the Class A Certificateholders will receive such deficiency from the following sources in the following order of priority:. (A) from the remaining portion of the Deficiency Claim Amount with respect to such Distribution Date, if any, to the extent received by the Trustee from the Collateral Agent, after application thereof pursuant to clauses (i) and (ii) above and (B) from the Policy Claim Amount with respect to such Distribution Date, if any, received by the Trustee from the Certificate Insurer;

                  (iv) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above) and, if such Distribution Date is the Final Funding Period Distribution Date, from the Class A Percentage of any Prepayment Amount, an amount equal to the sum of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date and, if the Total Distribution Amount is insufficient, the Class A Certificateholders will receive such deficiency from the following sources in the following order of priority: (A) from the remaining portion of the Deficiency Claim Amount with respect to such Distribution Date, if any, to the extent received by the Trustee from the Collateral Agent, after application thereof pursuant to -clauses (i) through (iii) above, plus (B) the remaining portion of the Policy Claim Amount with respect to such Distribution Date, if any, after application thereof pursuant to clause (iii) above;

                  (v) first, to the Certificate Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above), an amount equal to the Reimbursement Obligations and, if the Total Distribution Amount is insufficient, the Certificate Insurer shall receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such Distribution Date, if any, to the extent received by the Trustee from the Collateral Agent, after application thereof pursuant to clauses (i) through (iv) above, second, to the Trustee, the Back-up Servicer and the Custodian, as applicable, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above and subclause first of this clause (v)), all reasonable out-of-pocket expenses of the Trustee, the Back-up Servicer and the Custodian (including reasonable counsel fees and expenses), including, without limitation, costs and expenses required to be paid by the Servicer to the Back-up Servicer under Section 8.2(a), to the extent not paid by the Servicer, and all unpaid reasonable out-of-pocket expenses of the Trustee, the Back-up Servicer and the Custodian (including reasonable counsel fees and expenses) from prior Collection Periods; PROVIDED, HOWEVER, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee, the Back-up Servicer and the Custodian pursuant to this subclause second of clause (v) shall be limited to a combined aggregate amount of $50,000 per annum, and third to the Back-up Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above and subclauses first and second of this clause (v)), in the event that the Back-up Servicer shall have assumed the obligations of Servicer pursuant to Section 8.2(a) and the Servicer fails to pay the Back-up Servicer for system conversion expenses as required by said section, an aggregate amount not to exceed $100,000 in payment of such system conversion expenses;

                  (vi) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above), an amount equal to the sum of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall as of the close of business on the preceding Distribution Date (plus (without duplication) interest on such Class B Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months)) and, if the Total Distribution Amount is insufficient, the Class B Certificateholders will receive such deficiency from the Class B Reserve Account Draw;

                  (vii) to the Collateral Agent for deposit in the Class B Reserve Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (vi) above and net of the amount necessary to make the Current Class B Principal Distribution pursuant to clause (ix) below), an amount equal to the sum of the Class B Additional Interest Distributable Amount and any Class B Additional Interest Carryover Shortfall as of the close of business on the preceding Distribution Date (plus (without duplication) interest on such Class B Additional Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months));


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

                  (viii) to the Collateral Agent for deposit in the Excess Cash Flow Sub-account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (vii) above and net of the amount necessary to make the Current Class B Principal Distribution pursuant to clause (ix) below), to the extent necessary to maintain the amount on deposit in the Spread Account at the Requisite Amount;

                  (ix) from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (viii) above) and, if such Distribution Date is the Final Funding Period Distribution Date, from the Class B Percentage of the Prepayment Amount, an amount equal to the sum (such sum, the "Current Class B Principal Distribution") of the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of business on the preceding Distribution Date shall be distributed in the following order of priority: first, to the Collateral Agent for deposit in the Class B Sub-account, to the extent necessary to maintain the amount on deposit in the Spread Account at the Requisite Amount, and second, to the Class B Certificateholders and, if the Total Distribution Amount is insufficient to make the Current Class B Principal Distribution, the amount of such deficiency will be distributed to the Class B Certificateholders (without deposit to the Class B Sub-account) from the remaining amount, if any, of the Class
         B Reserve Account Draw, after application thereof pursuant to clause
         (vi) above; and

                  (x) to the Collateral Agent for deposit in the Class B Reserve Account, the remaining Total Distribution Amount (after giving effect to the payments pursuant to clauses (i) through (ix) above), if any.

         In addition, on each Distribution Date, after giving effect to the distributions specified in clauses (i) through (x) above, the Trustee shall distribute the following amounts, from the following sources and in the following order of priority:

                  (A) to the Class B Certificateholders, an amount equal to the sum of the Class B Additional Interest Distributable Amount and any Class B Additional Interest Carryover Shortfall as of the close of business on the preceding Distribution Date (plus (without duplication) interest on such Class B Additional Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months)), to be paid first, from amounts delivered by the Collateral Agent to the Trustee from amounts on deposit in the Class B Reserve Account, but not in excess of the Current Class B Reserve Account Deposit, second, if such amounts are insufficient, from amounts delivered by the Collateral Agent to the Trustee from amounts on deposit in the Excess Cash Flow Sub-account, but not in excess of the Current Class B Sub-account Deposit, and third, if such amounts are insufficient, from amounts on deposit in the Class B Reserve Account, after giving effect to the withdrawal therefrom pursuant to subclause first above;

                  (B) to the Class B Certificateholders, in reduction of the Class B Undistributed Principal Amount until the Class B Undistributed Principal Amount is reduced to zero, from amounts on deposit in the Class B Sub-account delivered by the Collateral Agent to the Trustee, the amount, if any, by which the amount on deposit in the Spread Account (after giving effect to any withdrawal from the Excess Cash Flow Sub-account pursuant to clause (A) above on such Distribution
         Date) exceeds the Requisite Amount;

                  (C) to the Class B Certificateholders, from the amount on deposit in the Excess Cash Flow Sub-account and delivered by the Collateral Agent to the Trustee, the amount, if any, by which the amount on deposit in the Spread Account (after giving effect to any withdrawal from the Excess Cash Flow Sub-account pursuant to clause (A) above and any withdrawal from the Class B Sub-account pursuant to clause (B) above on such Distribution Date) exceeds the Requisite Amount (such excess, the "Current Spread Account Release") in the following order of priority: first, the excess of the amount required to be distributed pursuant to Section 4.6(c)(vi) on such Distribution Date over the amount actually distributed in respect thereof (without giving effect to this clause (C)) on such Distribution Date, second, the excess of the amount required to be distributed pursuant to clause (A) above on such Distribution Date over the amount actually distributed in respect thereof (without giving effect to this clause (C))) on such Distribution Date, third, the excess of the amount required to be distributed pursuant to
         Section 4.6(c)(ix) on such Distribution Date over the amount actually distributed in respect thereof (without giving effect to this clause (C)) on such Distribution Date and fourth, in reduction of the Class B Undistributed Principal Amount until the Class B Undistributed Principal Amount is reduced to zero;

                  (D) to the Collateral Agent for deposit in the Class B Reserve Account, the amount, if any, by which the Current Spread Account Release exceeds the amount required to be distributed to Class B Certificateholders pursuant to clause (C) above on such Distribution Date; and

                  (E) from amounts on deposit in the Class B Reserve Account delivered by the Collateral Agent to the Trustee, the amount, if any, by which the amount on deposit in the Class B Reserve Account (after giving effect to any withdrawal therefrom pursuant to clause (A) above on such Distribution Date) exceeds the Specified Class B
         Reserve Account Balance, first, to the Class B Certificateholders, in reduction of the Class B Undistributed Principal Amount until the Class B Undistributed Principal Amount is reduced to zero, and second to the Holder of the Excess Cash Flow Certificate.

         (d) The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(vi) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (v). The rights of the Class B Certificateholders to receive amounts released from the Class B Sub-account on a Distribution Date pursuant to clause


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

(B) of the last paragraph of Section 4.6(c), the deposit of amounts in the Class B Sub-account pursuant to clause first of Section 4.6(c)(ix) and distributions in respect of the Class B Certificates on a Distribution Date pursuant to clause second of Section 4.6(c)(ix) shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (vi). Any amounts deposited in the Class B Sub-account pursuant to Section 4.6(c)(ix) will be deemed (as reflected on the Servicer's Certificate) to have been paid to the Class B Certificateholders for purposes of calculating the Class B Certificate Balance. At such time as the Class A Certificates are paid in full and the Certificate Insurer has received payment in full for all outstanding Reimbursement Obligations and any other amounts owed to the Certificate Insurer and the Term of the Policy (as defined in the Policy) has expired, the Class B Certificateholders shall be entitled to exercise all rights granted to the Class A Certificateholders under this Agreement.

          (e) Each Certificateholder, by its acceptance of its Certificate, will be deemed to have consented to the provisions of Section 4.6(c) and (d) relating to the priority of distributions, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Certificateholder until such amounts have been distributed to such Certificateholder pursuant to such provisions; PROVIDED, that the foregoing shall not restrict the right of any Certificateholder, upon compliance with the provisions hereof from seeking to compel the performance of the provisions hereof by the parties hereto. Each Certificateholder, by its acceptance of the Certificate, will be deemed to have further agreed that withdrawals of funds by the Collateral Agent from the Spread Account for application hereunder, shall be made in accordance with the provisions of the Spread Account Agreement.

         In furtherance of and not in limitation of the foregoing, each Class B Certificateholder and the Excess Cash Flow Certificateholder by acceptance of its Class B Certificate or the Excess Cash Flow Certificate, as the case may be, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to Section 4.6(c) or released pursuant to priority SEVENTH of Section 3.03(b) of the Spread Account Agreement for distribution to such Class B Certificateholder or the Excess Cash Flow Certificateholder, as the case may be, pursuant to Section 4.6(c). Each Class B Certificateholder and the Excess Cash Flow Certificateholder, by its acceptance of its Class B Certificate or the Excess Cash Flow Certificate, as the case may be, further specifically acknowledges that it has no right to or interest in any moneys at any time held pursuant to the Spread Account Agreement or to the Class B Reserve Account pursuant hereto prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A Certificateholders and the Certificate Insurer, and with respect to moneys in the Class B Reserve Account, for the benefit of the Class B Certificateholders as their interests may appear prior to such release. Notwithstanding the foregoing, in the event that it is ever determined that any property held in the Spread Account and/or in the Class B Reserve Account constitute a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Depositor, the Class B Certificateholders and the Excess Cash Flow Certificateholder hereby grant to the Collateral Agent and to the


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

Trustee, respectively, a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread Account Agreement in the case of Spread Account moneys and Sections 4.6(c) and 4.7 hereof in the case of Class B Reserve Account moneys. In addition, each Class B Certificateholder and the Excess Cash Flow Certificateholder, by acceptance of its Certificate, hereby appoints the Depositor as its agent to pledge a first priority perfected security interest in the Class B Sub-account, the Excess Cash Flow Sub-account, and any property held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Certificate Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Certificate Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement) and each Class B Certificateholder and the Excess Cash Flow Certificateholder, by acceptance of its Certificate, hereby appoints the Depositor as its agent to pledge a first priority perfected security interest in the Class B Reserve Account and any amounts held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Class B Certificateholders and the Excess Cash Flow Certificateholder and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Seller shall consider reasonably necessary in order to perfect the Collateral Agent's security interest in the Class B Reserve Account.

         (f) Subject to Section 10.1 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder is the Clearing Agency or such Holder's Certificates in the aggregate evidence an original principal balance of at least $1,000,000, and if such Certificateholder shall have provided to the Trustee appropriate instructions prior to the Record Date for such Distribution Date, or (ii) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Holder's Fractional Undivided Interest of either the Class A Distributable Amount or the Class B Distributable Amount in accordance with the Servicer's Certificate.

         SECTION 4.7. CLASS B RESERVE ACCOUNT. (a) In order to effectuate the subordination provided for herein and to assure that sufficient amounts to make required distributions to the Certificateholders will be available, there shall be established and maintained with the Trustee an Eligible Account entitled "Class B Reserve Account--Long Beach Acceptance Auto Grantor Trust 1998-1" (the "Class B Reserve Account"), which will include the money and other property deposited and held therein pursuant to Sections 4.6(c)(vii) and (x) and this
Section 4.7. The Class B Reserve Account shall not be part of the Trust, but instead will be held by the Trustee in a securities account maintained for the Trustee by the Collateral Agent, constituting a security entitlement thereto, for the benefit of the Class B Certificateholders. The Originator, the Depositor, the Trustee and, by its acceptance of a Class B Certificate, each Class B Certificateholder, each acknowledge that solely for federal and other tax purposes, the

Class B Certificateholders and the Excess Cash Flow Certificateholder shall be deemed to own interests in a partnership the assets of which consist of the Spread Account and the Class B Reserve Account (and any investment earnings thereon). Each Class B Certificateholder and the Holder of the Excess Cash Flow Certificate, by their acceptance thereof, agrees to treat the Spread Account, the Class B Reserve Account and the rights to releases from the Trust into such accounts (including any investment earnings derived therefrom) the same as such partnership's assets for federal income tax purposes. The Excess Cash Flow Certificateholder, by its acceptance of an Excess Cash Flow Certificate, further acknowledges that any distributions received pursuant to clause (D) of the last paragraph of Section 4.6(c) are pursuant to such partnership arrangement.

         (b) On the Closing Date, the Depositor shall deposit the Class B Reserve Account Initial Deposit into the Class B Reserve Account. On each Subsequent Transfer Date, the Depositor shall deposit the related Class B Reserve Account Subsequent Deposit into the Class B Reserve Account. In addition, the Depositor may replace a portion of the amount deposited in the Class B Reserve Account with a letter of credit to be provided to the Depositor's affiliate, AMC, by a banking institution whose long-term debt obligations are rated at least "Aa" by Moody's, in an amount equal to the amount to be withdrawn from the Class B Reserve Account by the Depositor to effect such substitution (such letter of credit, the "Letter of Credit"). The Depositor's ability to substitute such Letter of Credit for a portion of the amount deposited in the Class B Reserve Account shall be subject to the following conditions precedent: (i) delivery by the Depositor to the Trustee, the Rating Agencies and the Certificate Insurer of an Opinion of Counsel, in form and substance acceptable to the Certificate Insurer, in its sole discretion, and
(ii) receipt of written confirmation from Moody's that the rating of the Class B Certificates will not be qualified, modified or withdrawn. In the event that the Letter of Credit is delivered to the Trustee and substituted for a portion of the amount on deposit in the Class B Reserve Account and all conditions precedent thereto have been satisfied, the Trustee shall, upon written request from the Depositor, release the substituted portion of the amount on deposit in the Class B Reserve Account to the Depositor.

                  (i) In order to give effect to the subordination provided for herein and assure availability of the amounts maintained in the Class B Reserve Account, the Depositor, as initial Holder of the Excess Cash Flow Certificate, on behalf of itself, its successors and assigns, and all future Excess Cash Flow Certificateholders by their acceptance of an Excess Cash Flow Certificate, hereby sells, conveys and transfers to the Collateral Agent and its successors and assigns, the Class B Reserve Account Initial Deposit and all proceeds thereof, and hereby pledges to the Collateral Agent and its successors and assigns, for the benefit of the Trustee, all amounts deposited in or credited to the Class B Reserve Account from time to time under this Agreement, all Eligible Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof, subject, however, to the limitations set forth below, and solely for the purpose of securing and providing for payment of Class B Distributable Amounts, Class B Interest Carryover Shortfalls, Class B Principal Carryover Shortfalls, Class B Additional Interest Distributable Amounts and Class B Additional Interest Carryover Shortfalls, in each case to the extent provided in Section 4.6


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

         (all the foregoing, subject to the limitations set forth below, being the "Class B Reserve Account Property"), to have and to hold all the aforesaid property, rights and privileges unto the Collateral Agent its successors and assigns, for the benefit of the Trustee, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. The Collateral Agent on behalf of the Trustee hereby acknowledges such transfer and accepts the trusts hereunder and shall hold and distribute the Class B Reserve Account Property in accordance with the terms and provisions of this Section.

                  (ii) Consistent with the limited purposes for which such trust is granted on each Distribution Date, the amounts on deposit in the Class B Reserve Account shall be available for distribution as provided in Section 4.6, in accordance with and subject to the following: if the amount on deposit in the Class B Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution
         Date) is greater than the Specified Class B Reserve Account Balance, the Trustee shall release and distribute such excess to the Excess Cash Flow Certificateholder pursuant to clause (E) of the last paragraph of
         SECTION 4.6(c). Upon termination of this Agreement, any remaining amounts in the Class B Reserve Account will be distributed to the Excess Cash Flow Certificateholder and will constitute a termination of the partnership that owns the Spread Account (including any sub-accounts therein) and the Class B Reserve Account. Upon any such distribution to the Excess Cash Flow Certificateholder, the Class A Certificateholders and Class B Certificateholders will have no further rights in, or claims to, such amounts.

         (c) Amounts held in the Class B Reserve Account shall be invested in Eligible Investments which shall mature no later than the Business Day immediately preceding the next Distribution Date in accordance with written instructions from the Depositor and such investments shall not be sold or disposed of prior to their maturity. All such investments shall be deemed to be made at the direction of the Trustee and shall be made for the benefit of the Trustee, and all income and gain realized thereon shall be solely for the benefit of the Depositor subject to the security interest of the Trustee created under SECTION 4.7(b)(ii). Realized losses, if any, on investment of the Class B Reserve Account Property shall be charged first against undistributed investment earnings attributable to the Class B Reserve Account Property.

         The Trustee, the Depositor, as initial Holder of the Excess Cash Flow Certificate, on behalf of itself, its successors and assigns, and all future Excess Cash Flow Certificateholders by their acceptance of an Excess Cash Flow Certificate, agree that:

                  (i) any Class B Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Collateral Agent. Each such deposit account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;


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

                  (ii) any Class B Reserve Account Property that is a bankers acceptance or is commercial paper, negotiable certificates of deposit or another obligation that constitutes "instruments" within the meaning of Section 9-105(1)(i) of the UCC or that is a "certificated security" as defined in Section 8-102 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (a) or (b), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or its securities intermediary as described in such paragraphs (a) and (b) and in accordance with Section 9.115 of the Uniform Commercial Code as adopted in the State of Texas (the "Texas UCC");

                  (iii) any Class B Reserve Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (c), as applicable, of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Class B Reserve Account Property as described in such paragraph, and additionally, shall be maintained in accordance with Section 9.115 of the Texas UCC; and

                  (iv) any Class B Reserve Account Property that is an uncertificated security as defined in Section 8-102(1)(b) of the UCC and that is not governed by clause (ii) above shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security, and additionally, shall be maintained in accordance with Section 9.115 of the Texas UCC.

         Each of the Depositor, the Servicer, the Collateral Agent and the Trustee agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary to perfect the interests created by this Section in favor of the Trustee or the Collateral Agent and otherwise fully to effectuate the purposes, terms and conditions of this Section. Except as heretofore provided with respect to Investment, the Collateral Agent shall not comply or agree to comply with any order from the Depositor or any other Person except the Trustee with respect to the disposition of the Class B Reserve Account Property.

         The Depositor shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Collateral Agent's security interest in the Class B Reserve Account Property; and


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                  (ii) make the necessary filings of financing statements or amendments thereto within ten business days after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Trustee of any such filings.

         (d) If on any Distribution Date the Total Distribution Amount is insufficient to distribute the full amount described in clauses (vi) and (ix) of
Section 4.6(c), the Collateral Agent shall withdraw an amount from the Class B Reserve Account (excluding any amount deposited therein on such Distribution Date pursuant to Section 4.6(c)(vii)) equal to such insufficiency and deliver the amount so withdrawn (the "Class B Reserve Account Draw") to the Trustee for deposit in the Certificate Account for application (in the order of priority provided by Section 4.6(c)) in respect of such insufficiencies and any such disposition of the Class B Reserve Account Property is hereby deemed to be upon the instruction of the Trustee.

         SECTION 4.8. STATEMENTS TO CERTIFICATEHOLDERS; TAX RETURNS. (a) With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Servicer shall provide to the Certificate Insurer, the Depositor, and to the Trustee, with a copy to each Rating Agency, for the Trustee to forward to each Certificateholder of record a statement (prepared by the Servicer) substantially in the form of Exhibit E hereto setting forth at least the following information as to the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively;

                  (ii) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

                  (iii) the number of Receivables, the weighted average APR of the Receivables, the weighted average maturity of the Receivables, the Pool Balance, the weighted average Monthly Dealer Participation Fee, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

                  (v) the amount of the Monthly Dealer Participation Fee Distributable Amount paid to LBAC, the amount of the Servicing Fee paid to the Servicer and the amount of the Back-up Servicer Fee paid to the Back-up Servicer with respect to the related Collection Period, the Class A Percentage of the sum of the Servicing Fee and the Back-up Servicer Fee, the Class B Percentage of the


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

         sum of the Servicing Fee and the Back-up Servicer Fee, the amount of any unpaid Servicing Fees and any unpaid Back-up Servicer Fees and the change in such amounts from the prior Distribution Date;

                  (vi) The amount of the Class B Additional Interest Carryover Shortfall, if applicable, on such Distribution Date and the Class B Undistributed Principal Amount, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (vii) the Class B Additional Interest Distributable Amount;

                  (viii) the amount of the Class A Interest Carryover Shortfall, if applicable, on such Distribution Date and the Class A Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (ix) the amount of the Class B Interest Carryover Shortfall, if applicable, on such Distribution Date, the Class B Additional Interest Carryover Shortfall, if applicable, on such Distribution Date and the Class B Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (x) the amount paid, if any, to Class A Certificateholders from funds received under the Policy for such Distribution Date;

                  (xi) the amount distributable to the Certificate Insurer on such Distribution Date;

                  (xii) the aggregate amount in each of the Payahead Account, the Spread Account (separately identifying amounts on deposit in the Class B Sub-account and the Excess Cash Flow Sub-account) and the Class B Reserve Account and the change in each such amount from the preceding Distribution Date;

                  (xiii) the number of Receivables and the aggregate outstanding principal amount scheduled to be paid thereon, for which the related Obligors are delinquent in making Scheduled Payments between 30 and 59 consecutive days, 60 and 89 consecutive days, 90 and 119 consecutive days and 120 consecutive days or more (in each case calculated on the basis of a 360-day year of twelve 30-day months), as of the last day of the related Collection Period, and the percentage of the aggregate principal amount which such delinquencies represent;

                  (xiv) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period and summary information as to losses and delinquencies with respect to the Receivables;


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                  (xv) the cumulative number and amount of Liquidated
         Receivables, the cumulative amount of any Liquidation Proceeds and Recoveries, since the Initial Cutoff Date to the last day of the related Collection Period, the number and amount of Liquidated Receivables for the related Collection Period and the amount of Recoveries in the related Collection Period;

                  (xvi) the Delinquency Ratio, the Cumulative Default Rate, the Cumulative Loss Rate and the Lockbox Percentage (as such terms are defined in the Spread Account Agreement) for such Distribution Date;

                  (xvii) whether any Trigger Event has occurred as of such Determination Date;

                  (xviii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as such term is defined in the Spread Account Agreement) or otherwise waived as of such Determination Date;

                  (xix) whether an Insurance Agreement Event of Default has occurred;

                  (xx) the number and amount of Cram Down Losses, the number and dollar amount of repossessions, the aging of repossession inventory with respect to Liquidated Receivables, the aging and repossession inventory with respect to Receivables which are not Liquidated Receivables and the dollar amount of Recoveries;

                  (xxi) for Distribution Dates during the Funding Period and the Distribution Date immediately succeeding the Final Funding Period Distribution Date, the amount withdrawn from the Pre-Funding Account to purchase Subsequent Receivables during the related Collection Period and the remaining Pre-Funded Amount on deposit in the Pre-Funding Account;

                  (xxii) for Distribution Dates during the Funding Period and the Distribution Date immediately succeeding the Final Funding Period Distribution Date, the Negative Carry Amount in respect of the related Collection Period withdrawn from the Capitalized Interest Account and the amount remaining on deposit in the Capitalized Interest Account; and

                  (xxiii) for the first Distribution Date that is on or immediately following the end of the Funding Period, the amount of the Pre-Funded Amount (if any) that has not been used to purchase Subsequent Receivables and is being distributed as a payment of principal to Offered Certificateholders.

Each amount set forth pursuant to subclauses (i), (ii), (v), (vi) and (vii) above shall be expressed as a dollar amount per $ 1,000 of original principal balance of a Certificate.

         (b) No later than January 31 of each calendar year, commencing January 31, 1999, the Servicer shall send to the Trustee, and the Trustee shall, provided it has

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received the necessary information from the Servicer, promptly thereafter finish to each Person who at any time during the preceding calendar year was a Certificateholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to subclauses (i), (ii) and (v) of Section 4.8(a) for such preceding calendar year or applicable portion thereof during which such person was a Certificateholder, and (b) such information as may be reasonably requested by the Certificateholders or required by the Internal Revenue Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Trust, including the partnership returns for interests held by the Class B Certificateholders and the Excess Cash Flow Certificateholder in the entity that owns the Spread Account (including any sub-account therein) and the Class B Reserve Account, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably requested by the Servicer in connection with the preparation of all tax returns of the Trust.

         SECTION 4.9. [RESERVED]

         SECTION 4. 10. RELIANCE ON INFORMATION FROM THE SERVICER. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article IV and any transfer of amounts between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise.

         SECTION 4.11. OPTIONAL DEPOSITS BY THE CERTIFICATE INSURER. The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section 4.6(e)) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A Percentage of the Pool Balance as of such Determination Date, or (iii) to include such amount as part of the Class A Distributable Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

         SECTION 4.12. SPREAD ACCOUNT. The Depositor agrees, simultaneously with the execution and delivery of this Agreement, to execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, to deposit $2,318,320.22 in the Excess Cash Flow Sub-account on the Closing Date. In addition, on each Subsequent Transfer

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Date, pursuant to the terms of the Spread Account Agreement, the Depositor shall deposit the related Subsequent Spread Account Deposit in the Excess Cash Flow Sub-account. Although the Depositor as agent of the Class B Certificateholders and as Excess Cash Flow Certificateholder, has pledged the Spread Account to the Collateral Agent and the Certificate Insurer pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includible in the Trust or the Trust Assets. The Depositor hereby agrees that it shall not, without the prior written consent of the Excess Cash Flow Certificateholder and any pledgee, consent to any amendment to the Spread Account Agreement nor will it exercise its option to enter into a Series Supplement (as such term is defined in the Spread Account Agreement) if the effect of such Amendment or Series Supplement is to permit the cross-collateralization of the Series 1998-1 Excess Cash Flow Sub-account (as such term is defined in the Spread Account Agreement) with the Trust Estate of such Series.

         SECTION 4.13. POLICY. The Originator agrees, simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy for the benefit of the Class A Certificateholders in accordance with the terms thereof.

         SECTION 4.14. WITHDRAWALS FROM SPREAD ACCOUNT. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Total Distribution Amount with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through (iv) and subclause first of clause (v) of Section 4.6(c) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim Date immediately preceding such Distribution Date, the Trustee shall deliver to the Collateral Agent, the Certificate Insurer, the Fiscal Agent (as such term is defined in the Insurance Agreement), if any, the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account.

         (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the related Deficiency Claim Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 4.5.

         SECTION 4.15. CLAIMS UNDER POLICY. (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the sum of (i) the amount of Total Distribution Amount with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination
Date) plus (ii) the amount of the Deficiency Claim Amount, if any, to be delivered by the Collateral Agent to the Trustee pursuant to a Deficiency Notice delivered with respect to such Distribution Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to Section 3.03(a) of the Spread Account Agreement)

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would be insufficient, after giving effect to the distributions required by
Section 4.6(c)(i) and (ii), to pay the Guaranteed Distributions for the related Distribution Date, then in such event the Trustee shall furnish to the Certificate Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Guaranteed Distributions with respect to such Distribution Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Certificate Insurer under the Policy shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Certificate Account for payment to Class A Certificateholders on the related Distribution Date (or promptly following payment on a later date as set forth in the Policy).

         (b) Any notice delivered by the Trustee to the Certificate Insurer pursuant to Section 4.15(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the second Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Distribution Date. Any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Class A Certificates, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii deposit the same in the Policy Payments Account for disbursement to the Class A Certificateholders as set forth in clauses (iii) and (iv) of Section 4.6(c). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Class A Certificates, and shall not discharge the obligations of the Trust with respect thereto. The Certificate Insurer shall, to the extent it makes any payment with respect to the Class A Certificates, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Certificates by or on behalf of the Certificate Insurer, each Class A Certificateholder shall be deemed, without further action, to have directed the Trustee to assign to the Certificate Insurer all rights to the payment of interest or principal with respect to the Class A Certificates which are then due for payment to the extent of all payments made by the Certificate Insurer and the Certificate Insurer may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent that it has made payment pursuant to the Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 4.6(c) shall not be modified by this clause (c). To evidence such subrogation, the Certificate Registrar shall note the Certificate Insurer's rights as subrogee upon the register of Class A Certificateholders upon receipt from the Certificate Insurer of proof of payment by the Certificate Insurer of any Class A Interest Distributable Amount or Class A Principal Distributable Amount.

         (d) The Trustee shall be entitled, but not obligated, to enforce on behalf of the Class A Certificateholders the obligations of the Certificate Insurer under the Policy.

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Notwithstanding any other provision of this Agreement, the Class A
Certificateholders are not entitled to institute proceedings directly against the Certificate Insurer.

         SECTION 4.16. PREFERENCE CLAIMS, DIRECTION OF PROCEEDINGS. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Guaranteed Distribution paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided payment, and shall, at the time it provides notice to the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer, notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution, in accordance with the instructions to be provided by the Certificate Insurer, to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

         (b) Each Notice of Claim shall provide that the Trustee, on its behalf and on behalf of the Class A Certificateholders, thereby appoints the Certificate Insurer as agent and attorney-in-fact for the Trustee and each Class A Certificateholder in any legal proceeding with respect to the Class A Certificates. The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder of Class A Certificates, by its purchase of Class A Certificates, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 4.15(c), the Certificate Insurer shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

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         SECTION 4.17. SURRENDER OF POLICY. The Trustee shall surrender the
Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

         SECTION 4.18. SIMPLE INTEREST ADVANCES. On each Determination Date, the Servicer shall determine the amount, if any, of any Simple Interest Shortfall or Simple Interest Excess for the related Collection Period. If the Servicer determines that there is a Simple Interest Shortfall for such related Collection Period, the Servicer shall make an advance (a "Simple Interest Advance") in the amount of such Simple Interest Shortfall and deposit such Simple Interest Advance into the Collection Account on or before the Business Day immediately preceding the next succeeding Distribution Date. If, however, the Servicer determines that there is a Simple Interest Excess for such Collection Period, the Trustee shall withdraw the amount of such Simple Interest Excess from the Collection Account on the next Distribution Date and pay the amount of such Simple Interest Excess to the Servicer as additional servicing compensation. Notwithstanding the immediately preceding sentence, to the extent that the aggregate amount of Simple Interest Advances made by the Servicer with respect to all prior Collection Periods does not exceed the aggregate amount of all Simple Interest Excesses with respect to such prior Collection Periods, such excess shall be deposited pursuant to
Section 4.6(b) into the Excess Cash Flow Sub-account on behalf of the Servicer and shall be treated as a contribution by the Servicer for the benefit of the Holder of the Excess Cash Flow Certificate for federal income tax purposes.

         SECTION 4.19. PRE-FUNDING ACCOUNT.

         (a) Pursuant to Section 4.1(b), the Trustee shall establish and maintain the Pre-Funding Account as an Eligible Account in the name of the Trustee on behalf of the Trust for the benefit of the Certificateholders and the Certificate Insurer.

         (b) On the Closing Date, the Depositor will deposit in the Pre-Funding Account an amount equal to the Original Pre-Funded Amount from the proceeds of the sale of the Offered Certificates. On each Subsequent Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw from the Pre-Funding Account an amount equal to the Principal Balance of the Subsequent Receivables (as of the related Subsequent Cutoff Date) sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the. conditions set forth in this Agreement and in the related Transfer Agreement with respect to such transfer.

         (c) If (i) the Pre-Funded Amount has not been reduced to zero by the close of business on the Final Funding Period Distribution Date or (ii) the Pre-Funded Amount has been reduced to $100,000 or less as of any Distribution Date during the Funding Period, in either case after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date pursuant to
Section 4.19(b), the Servicer shall instruct the Trustee to withdraw such remaining portion of the Pre-Funded Amount from the Pre-Funding Account and deposit it in the Certificate Account on such Distribution Date to be applied to a partial prepayment of the Offered Certificates to be paid pro rata in accordance with the Class A Percentage and the Class B Percentage, in addition to the payment of

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

principal and interest that otherwise would be payable with respect to such Offered Certificates on such Distribution Date.

         SECTION 4.20. CAPITALIZED INTEREST ACCOUNT.

         (a) Pursuant to Section 4. 1 (b), the Capitalized Interest Account shall be an Eligible Account established by the Trustee in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer and maintained with the Collateral Agent. On the Closing Date, the Depositor will deposit in the Capitalized Interest Account an amount equal to $638,876.72 (such amount, the "Capitalized Interest Account Deposit").

         (b) In order to assure availability of the amounts maintained in the Capitalized Interest Account, the Depositor, on behalf of itself, its successors and assigns, hereby sells, conveys and transfers to the Collateral Agent and its successors and assigns, the Capitalized Interest Account Deposit and all proceeds thereof, and hereby pledges to the Collateral Agent and its successors and assigns, for the benefit of the Trustee and the Certificate Insurer, all amounts deposited in or credited to the Capitalized Interest Account from time to time under this Agreement, all Eligible Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof, subject, however, to the limitations set forth below, and solely for the purpose of securing and providing for payment of distributions on the Certificates, in each case to the extent provided in Section 4.6 (all the foregoing, subject to the limitations set forth below, being the "Capitalized Interest Account Property"), to have and to hold all the aforesaid property, rights and privileges unto the Collateral Agent, its successors and assigns, for the benefit of the Trustee and the Certificate Insurer, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. The Collateral Agent on behalf of the Trustee and the Certificate Insurer hereby acknowledges such transfer and accepts the trusts hereunder and shall hold and distribute the Capitalized Interest Account Property in accordance with the terms and provisions of this Section.

                  (i) Consistent with the limited purposes for which such trust is granted on each Distribution Date, the amounts on deposit in the Capitalized Interest Account shall be available for deposit to the Certificate Account pursuant to Section 4.6(a)(iv) for distribution as provided in Section 4.6(c). On the Final Funding Period Distribution Date, any remaining amounts in the Capitalized Interest Account will be paid directly to the Depositor. Upon any such distribution to the Depositor, the Class A Certificateholders and Class B Certificateholders will have no further rights in, or claims to, such amounts.

         (c) Amounts held in the Capitalized Interest Account shall be invested by the Collateral Agent in Eligible Investments which shall mature no later than the Business Day immediately preceding the next Distribution Date in accordance with written instructions from the Depositor and such investments shall not be sold or disposed of prior to their maturity. All such investments shall be deemed to be made at the direction of the Trustee and shall be made for the benefit of the Trustee, and all income and gain realized thereon shall be solely for the benefit of, and taxable to, the Depositor subject to

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the security interest of the Trustee created under Section 4.20(b)(i).
Realized losses, if any, on investment of the Capitalized Interest Account Property shall be charged first against undistributed investment earnings attributable to the Capitalized Interest Account Property.

         The Trustee and the Depositor on behalf of itself, its successors and assigns, agree that:

                  (i) any Capitalized Interest Account Property that is held in deposit accounts shall be held solely in the name of the Collateral Agent. Each such deposit account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                  (ii) any Capitalized Interest Account Property that is a bankers acceptance or is commercial paper, negotiable certificates of deposit or another obligation that constitutes "instruments" within the meaning of Section 9-105(l)(i) of the UCC or that is a "certificated security" as defined in Section 8-102 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (a) or (b), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or its securities intermediary as described in such paragraphs (a) and (b), and in accordance with Section 9.115 of the Texas UCC;

                  (iii) any Capitalized Interest Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (c), as applicable, of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Capitalized Interest Account Property as described in such paragraph, and additionally, shall be maintained in accordance with Section 9.115 of the Texas UCC; and

                  (iv) any Capitalized Interest Account Property that is an uncertificated security as defined in Section 8-102(l)(b) of the UCC and that is not governed by clause (ii) above shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominees) ownership of such security, and additionally, shall be maintained in accordance with Section 9.115 of the Texas UCC.

         Each of the Depositor, the Servicer, the Collateral Agent and the Trustee agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary to perfect the interests created by this Section in favor of the Trustee or the

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Collateral Agent and otherwise fully to effectuate the purposes, terms and conditions of this Section. Except as heretofore provided with respect to investment, the Collateral Agent shall not comply or agree to comply with any order from the Depositor or any other Person except the Trustee with respect to the disposition of the Capitalized Interest Account Property.

         The Depositor shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Collateral Agent's security interest in the Capitalized Interest Account Property; and

                  (ii) make the necessary filings of financing statements or amendments thereto within ten business days after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Trustee of any such filings.


                                    ARTICLE V

                                THE CERTIFICATES

         SECTION 5. 1. THE CERTIFICATES. The Trustee shall, upon written order or request signed in the name of the Depositor by one of its officers authorized to do so and delivered to a Trustee Officer, execute on behalf of the Trust, authenticate and deliver the Certificates to, or upon the order of, the Depositor in the aggregate principal amount and denominations as set forth in such written order or request. The Class A Certificates shall be issuable in minimum denominations of fifty thousand dollars ($50,000) and integral multiples of one thousand dollars ($1,000) in excess thereof. The Class B Certificates shall be issuable in minimum denominations of five hundred thousand dollars ($500,000) (or, in the case of not more than 20 Class B Certificates, two hundred and fifty thousand dollars ($250,000) and, in the case of not more than 10 Class B Certificates, one hundred thousand dollars ($100,000)) and integral multiples of one thousand dollars ($1,000) and integral multiples of one thousand dollars ($1,000) in excess thereof. The Class A Certificates shall be issued in fully registered book-entry form. The Class B Certificates shall be issued in fully registered definitive form. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trustee Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trustee, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

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         SECTION 5.2. APPOINTMENT OF PAYING AGENT. The Trustee may act as or
appoint one or more paying agents (each, a "Paying Agent"). The Paying Agent shall make distributions to Certificateholders from amounts delivered by the Trustee to the Paying Agent from amounts on deposit in the Certificate Account pursuant to Article IV. Either the Trustee or the Certificate Insurer may remove the Paying Agent if such Person determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. A co-paying agent may be chosen by the Trustee. Any co-paying agent or any successor Paying Agent shall be permitted to resign as Paying Agent, co-paying agent or successor Paying Agent, as the case may be, upon 30 days' written notice to the Trustee, the Depositor and the Certificate Insurer. In the event that the Trustee, any co-paying agent or any successor Paying Agent shall no longer be the Paying Agent, co-paying agent or successor Paying Agent, as the case may be, the Trustee, with the Certificate Insurer's reasonable consent, shall appoint a successor to act as Paying Agent or co-paying agent. The Trustee shall cause each Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Trustee (other than the Trustee, which hereby agrees) to execute and deliver to the Trustee an instrument in which such Paying Agent, successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such Paying Agent, successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto in an Eligible Account (which may be maintained with such Paying Agent) until such sums shall be paid to such Certificateholders and shall promptly notify the Trustee of any default in making such payment. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 9.3 and 9.4 shall apply to each Paying Agent in its role as Paying Agent. The fees of any Paying Agent or co-paying agent shall be paid by the Trustee. Each Paying Agent and co-paying agent must be acceptable to the Depositor.

         SECTION 5.3. AUTHENTICATING AGENT. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates (the "Authenticating Agent"). Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor and the Certificate Insurer. The Trustee is hereby appointed as the initial Authenticating Agent.

         (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

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         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor or the Certificate Insurer, the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee, the Depositor and the Certificate Insurer.

         (d) The Trustee agrees to pay to each Authenticating Agent from its own funds from time to time reasonable compensation for its services under this
Section 5.3.

         (e) The provisions of Sections 9.3 and 9.4 shall be applicable to any Authenticating Agent.

         (f) Pursuant to an appointment made under this Section 5.3, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

       This is one of the Certificates described in the Pooling and Servicing Agreement.

                                    [                                       ]
                                    as Authenticating Agent for the Trustee,

                                    By
                                              Authorized Signatory

         SECTION 5.4. AUTHENTICATION OF CERTIFICATES. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, or any vice president, without further corporate action by the Depositor, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto or in Section 5.3, as the case may be, executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued upon transfer or exchange thereafter shall be dated the date of their authentication.

         SECTION 5.5. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Certificate Registrar shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Register shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this


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Agreement. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in this Agreement. In the event that, subsequent to the Closing Date, the Trustee notifies the Depositor that it is unable to act as Certificate Registrar, the Depositor shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate Registrar under this Agreement.

         No transfer of a Certificate shall be made unless (I)(a) such transfer
(i) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (ii) is exempt from the registration requirements under the Securities Act and such state securities laws or (b) the Certificate Registrar is notified by such transferee that, with respect to the Class A Certificates, such Certificate will be registered in the name of the Clearing Agency or its nominee and shall be held by such transferee in book-entry form through the Clearing Agency, and (II) such transfer is to a Person that satisfies the requirements of paragraph (a)(2)(i) or (a)(2)(ii) of Rule 3a-7 as then in effect or any successor rule ("Rule 3a-7") under the Investment Company Act. Each prospective purchaser of a Non-Registered Certificate shall deliver a completed and duly executed Transferee's Certificate (in the form of Exhibit F-1 for "qualified institutional buyers" or Exhibit F-2 for "accredited investors"), and each prospective purchaser of a Registered Certificate shall deliver a completed and duly executed Transferee's Certificate in the form of Exhibit F-3, to the Trustee and to the Depositor for inspection prior to effecting any requested transfer; except that in the case of a transfer of any Class B Certificate or the Excess Cash Flow Certificate to a Bankruptcy Remote Entity or a business trust as permitted under Section 5.5(d), such Transferee's Certificate shall be delivered by the equity owner of, or owner of the beneficial ownership interest in, such Bankruptcy Remote Entity or business trust and, in such case, the Transferee's Certificate that is delivered shall pertain to such Person's acquisition of such equity or beneficial ownership interest (and the form for the appropriate Transferee's Certificate shall contain such modifications as the Trustee may approve so that it pertains to the acquisition of such equity or beneficial ownership interest, rather than to acquisition of Certificates) and no such Transferee's Certificate need be delivered, in such case, in the name of the Bankruptcy Remote Entity or business trust with respect to the transfer thereto of such Class B Certificate or the Excess Cash Flow Certificate. Each prospective transferor of a Non-Registered Certificate not held in book-entry form (other than with respect to the initial transfer of any such Certificate by Greenwich Capital Markets, Inc. or any affiliate thereof as the initial transferee of the Depositor) shall deliver a completed and duly executed transferor's Certificate in the form of Exhibit F-4 to the Trustee for inspection prior to effecting any requested transfer. The Depositor and the Trustee may rely conclusively upon the information contained in any such Transferee's Certificate and transferor's Certificate in the absence of knowledge to the contrary. In connection with any transfer (other than the transfer of any Certificate that is or has become a Registered Certificate on or before such transfer or any transfer of a Certificate held in book-entry form), the Trustee may (except in the case of (x) the initial transfer of any such Certificate by Greenwich Capital Markets, Inc. or any affiliate thereof, as the initial transferee of the Depositor, (y) a transfer to a "qualified institutional buyer" who delivers

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

a Transferee's Certificate in the form of Exhibit F-1 or (z) a transfer to an institutional "accredited investor" who delivers a Transferee's Certificate in the form of Exhibit F-2)) require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Depositor and the Trustee and shall be secured at the expense of the Holder. The Trustee may rely upon the representation of any Transferee made to the Trustee, and upon such Opinion of Counsel, and shall be fully protected in so doing. Any Certificate Owners shall be deemed to have agreed to these restrictions on transfer.

         Under no circumstances may an institutional "accredited investor" within Regulation D of the Securities Act take delivery in the form of a beneficial interest in a book-entry Class A Certificate if such purchaser is not a "qualified institutional buyer" as defined under Rule 144A under the Securities Act.

         (b) If an election is made to hold Certificates in book-entry form, the Certificates shall be registered in the name of a nominee designated by the Clearing Agency (and may be aggregated as to denominations with other Certificates held by the Clearing Agency). With respect to Certificates held in book-entry form:

                  (1) the Certificate Registrar and the Trustee will be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole holder of the Certificates, and shall have no obligation to the Certificate Owners;

                  (2) the rights of Certificate Owners will be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement;

                  (3) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Class A Certificate Balance, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates and has delivered such instructions to the Trustee; and

                  (4) without the consent of the Depositor and the Trustee, no such Certificate may be transferred by the Clearing Agency except to a successor Clearing Agency that agrees to hold such Certificate for the account of the Certificate Owners or except upon the election of the Certificate Owner thereof or a subsequent transferee to hold such Certificate in physical form.


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

         Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of the Clearing Agency.

         If (i)(A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Class A Certificates as described in the Depository Agreement and (B) the Depositor is unable to locate a qualified successor with respect to which (unless an Insurer Default has occurred and is continuing) the Certificate Insurer has provided its prior written consent, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, the Certificate Insurer (or, if an Insurer Default has occurred and is continuing, Certificate Owners representing beneficial interests in Class A Certificates aggregating not less than a majority of the Class A Certificate Balance) advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency with respect to such class is no longer in the best interests of the related Certificate Owners, then the Trustee shall notify all such Certificate Owners, through the Clearing Agency, and the Certificate Insurer of the occurrence of any such event and of the availability of definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Trustee of the related Certificates by the Clearing Agency accompanied by registration instructions from the Clearing Agency, the Trustee shall issue definitive Certificates and deliver such definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of definitive Certificates, the Trustee shall recognize the Holders of the definitive Certificates as Certificateholders hereunder. The Trustee shall not be liable if the Depositor is unable to locate a qualified successor Clearing Agency.

         (c) No transfer of a Class B Certificate or the Excess Cash Flow Certificate shall be made to any Person unless the Trustee and the Depositor have received (A) a certificate (substantially in the form of Exhibit G) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such Certificate or (ii) is an insurance company investing assets of its general account and the exemptive relief provided by Sections I and III of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") is available with respect to the transferee's acquisition and holding of any such Certificate; PROVIDED, HOWEVER, that the Trustee will not require such certificate in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee, the Servicer and the Depositor has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person using the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinion referred to above shall not be an expense of the Trust, the Trustee, the Servicer or the Depositor but shall be borne by the transferor.


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

         (d) No transfer, pledge or encumbrance of a Class B Certificate or the Excess Cash Flow Certificate shall be made to any Person unless such Person is a Rated Entity, a Bankruptcy Remote Entity or a business trust established under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.
Section 3801 et seq. that is a Bankruptcy Remote Entity, or, in the case of the Excess Cash Flow Certificate, Greenwich Capital Financial Products, Inc. ("GCFP"); PROVIDED, HOWEVER, that in the event GCFP forecloses on its security interest in the Excess Cash Flow Certificate, the Excess Cash Flow Certificate may be registered in the name of a Person that is not a Bankruptcy Remote Entity for a period not to exceed two Business Days. Notice of any transfer of the Excess Cash Flow Certificates shall be given by the transferor to Moody's. In addition, no transfer of a Class B Certificate or the Excess Cash Flow Certificate shall be made unless the related transferor
(i) has delivered to each of the Trustee and the Certificate Insurer an Opinion of Counsel addressed to each of the Trustee and the Certificate Insurer, in form and substance satisfactory to each of the Trustee and the Certificate Insurer, stating that such transfer will not (A) adversely affect the status of the Trust as a grantor trust pursuant to subpart E, part I of the subchapter J of the Code and (B) cause the Excess Cash Flow Sub-account or the Class B Reserve Account to be treated as taxable as a corporation and
(ii) has delivered to Moody's and the Certificate Insurer (A) notice of the identity of the prospective transferee and (B) in the case of a Bankruptcy Remote Entity, an Opinion of Counsel relating to non-consolidation of the assets of such Bankruptcy Remote Entity with the assets of its parent entity. For purposes of the preceding sentence, a transfer shall not include a transfer to a party that is a member of the transferor's "Affiliate Group" as that term is defined in Section 1501 of the Internal Revenue Code. The Class B Certificates and the Excess Cash Flow Certificate shall each at all times be registered in the name of a single holder (which need not be the same entity with respect to the Class B Certificates and the Excess Cash Flow Certificate).

         (e) The Certificates, until such time, if at all, as they become Registered Certificates, shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in Section 5.5(a). The Class B Certificates and the Excess Cash Flow Certificate shall additionally bear legends stating that they are subject to the restrictions on transfer described in Section 5.5(c). By purchasing a Certificate, each purchaser shall be deemed to have agreed to these restrictions on transfer.

         (f) In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Depositor shall provide to any Holder of a Non-Registered Certificate and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Non-Registered Certificate to be made pursuant to Rule 144A. The Servicer and the Trustee shall cooperate with the Depositor in providing the Depositor such information regarding the Non-Registered Certificates, the Receivables and other matters regarding the Trust as the Depositor shall reasonably request to meet its obligations under the preceding sentence.

         (g) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the


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

designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate principal amount.

          (h) At the option of a Certificateholder, such Holder's Certificates may be exchanged for other Certificates of the same Class in authorized denominations of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee on behalf of the Trust shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          (i) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (j) All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee.

          SECTION 5.6. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this
Section 5.6, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 5.6 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

          SECTION 5.7. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.6 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 5.8. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee shall furnish or cause to be furnished to the Servicer or the Certificate Insurer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor


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

from the Servicer or the Certificate Insurer, as the case may be, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Class A Certificateholders or Class B Certificateholders, as applicable, or one or more Holders of Class A Certificates or Class B Certificateholders, as applicable, evidencing not less than 25% of the Class A Certificate Balance or the Class B Certificate Balance, as applicable, apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Servicer, the Certificate Insurer or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.9. MAINTENANCE OF OFFICE OR AGENCY. The Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office located at Texas Commerce Trust Company, 55 Water Street, North Building, Room 234, Window 20, New York, New York 10041, as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                   ARTICLE VI

                                  THE DEPOSITOR

         SECTION 6. 1. REPRESENTATIONS OF DEPOSITOR. The Depositor makes the following representations to the Originator, the Certificate Insurer and the Trustee, on which the Certificate Insurer relied in executing and delivering the Policy, on which the Trustee on behalf of itself and the Certificateholders relied in accepting the Initial Receivables in trust and executing and authenticating the Certificates and on which the Trustee on behalf of itself and the Certificateholders shall rely in accepting any Subsequent Receivables in trust. The representations speak as of the execution and delivery of this Agreement in the case of the Initial Receivables, and as of the related Subsequent Transfer Date in the case of the Subsequent Receivables, and in each case shall survive the sale of the related Receivables to the Trustee.

                  (i) ORGANIZATION AND GOOD STANDING. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business as such business is presently conducted and to execute, deliver and


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         perform its obligations under this Agreement and the other Basic
         Documents to which it is a party.

                  (ii) DUE QUALIFICATION. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions required for the performance of its obligations under this Agreement and the other Basic Documents to which it is a party other than where the failure to obtain such license or approval or qualification would not have a material adverse effect on the ability of the Depositor to perform such obligations or on any Receivable or on the interest therein of the Trust, the Certificateholders or the Certificate Insurer.

                  (iii) POWER AND AUTHORITY. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full corporate power and authority to sell and assign the property sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Depositor by all necessary corporate action.

                  (iv) VALID SALE; BINDING OBLIGATION. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other property conveyed to the Trust pursuant to Section 2.2, enforceable against creditors of and purchasers from the Depositor; and this Agreement and the other Basic Documents to which the Depositor is a party shall constitute legal, valid and binding obligations of the Depositor enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (v) NO VIOLATION. The execution, delivery and performance by the Depositor of this Agreement and the other Basic Documents to which the Depositor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Depositor is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents and the Credit and Security Agreement); nor violate any law, order, rule, or regulation applicable to the


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         Depositor of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (vi) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Depositor's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement or the other Basic Documents to which the Depositor is a party or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents to which the Depositor is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the other Basic Documents to which the Depositor is a party or the Certificates, or (D) relating to the Depositor and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates or (E) that could have a material adverse effect on the Receivables.

                  (vii) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Depositor for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Depositor to perform its obligation under the Basic Documents to which it is a party and would not have a material adverse effect on any Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer.

                  (viii) CHIEF EXECUTIVE OFFICE. The Depositor hereby represents and warrants to the Trustee that the Depositor's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at: One Mack Centre Drive, Paramus, New Jersey 07652.

         SECTION 6.2. LIABILITY OF DEPOSITOR; INDEMNITIES. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement and the representations made by the Depositor in this Agreement. The Depositor shall indemnify, defend, and hold harmless the Originator, the Servicer, the Trustee, the Custodian, the Back-up Servicer, the Collateral Agent and the Certificate Insurer and each of their respective officers, employees and directors from and against any loss, liability or expense incurred by reason of (a) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this


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Agreement or (b) the Depositor's violation of Federal or State securities laws in connection with the sale of the Certificates.

         Indemnification under this Section 6.2 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments to the Trustee, the Custodian, the Collateral Agent or the Back-up Servicer pursuant to this Section and the Trustee or the Back-up Servicer thereafter shall collect any of such amounts from others, the Trustee, the Custodian, the Collateral Agent or the Back-up Servicer shall repay such amounts to the Depositor, without interest.

         SECTION 6.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, DEPOSITOR. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party, or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; PROVIDED, HOWEVER, as a condition to the consummation of any of the transactions referred to in clauses (a), (b) or (c) above, (i) immediately after giving effect to such transaction, (x) no representation or warranty made pursuant to Section 6.1 would have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and (y) no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Depositor shall have delivered to the Certificate Insurer and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 6.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Depositor shall have delivered to the Certificate Insurer and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest, (iv) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have happened and be continuing, (v) the organizational documents of the Person surviving or resulting from such transaction shall contain provisions similar to those of the Depositor's certificate of incorporation in respect of the issuance of debt, independent directors and bankruptcy remoteness and (vi) the Depositor shall have received confirmation from each Rating Agency that the then current rating of the Class A Certificates or the Class B Certificates, as applicable, will not be downgraded as a result of such merger, consolidation or succession. A copy of such confirmation shall be provided to the Trustee. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii),
(iii) or (iv) above shall be


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conditions to the consummation of the transactions referred to in clause (a),
(b) or (c) above.

         SECTION 6.4. LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.5. DEPOSITOR MAY OWN CERTIFICATES. The Depositor and any Person controlling, controlled by, or under common control with the Depositor may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Depositor or an affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 1.1 and in Section 1.6. Certificates so owned by or pledged to the Depositor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates except as otherwise provided herein or by the definition of Certificateholder.

                                   ARTICLE VII

                                  THE SERVICER

         SECTION 7.1. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations to the Depositor, the Certificate Insurer, the Trustee, the Collateral Agent and the Back-up Servicer, on which the Depositor relies in executing and delivering this Agreement, on which the Certificate Insurer relies in executing and delivering the Policy, on which the Trustee on behalf of itself and the Certificateholders relies in accepting the Initial Receivables in trust and executing and authenticating the Certificates and on which the Trustee on behalf of itself and the Certificateholders shall rely in accepting any Subsequent Receivables in trust. The representations speak as of the execution and delivery of this Agreement in the case of the Initial Receivables, and as of the related Subsequent Transfer Date in the case of the Subsequent Receivables, and in each case shall survive the sale of the related Receivables to the Trustee.

                  (i) ORGANIZATION AND GOOD STANDING. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority, and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.


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                  (ii) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement and the performance of its other obligations under this Agreement and the other Basic Documents to which it is a party) shall require such qualifications.

                  (iii) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

                  (iv) BINDING OBLIGATION. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered a proceeding in equity or at law.

                  (v) NO VIOLATION. The execution, delivery and performance by the Servicer of this Agreement and the other Basic Documents to which the Servicer is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Servicer, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; or result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (vi) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the other Basic Documents to which the Servicer is a party or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Certificates or the other Basic Documents to which the Servicer is a party, (C)


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         seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates or the other Basic Documents to which the Servicer is a party, (D) relating to the Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates or (E) that could have a material adverse effect on the Receivables.

                  (vii) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party, except such as have been duly made or obtained.

                  (viii) TAXES. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) CHIEF EXECUTIVE OFFICE. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at: One Mack Centre Drive, Paramus, New Jersey 07652.

         SECTION 7.2. INDEMNITIES OF SERVICER. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

                  (i) The Servicer shall defend, indemnify, and hold harmless the Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Trust, the Certificate Insurer, the Certificateholders and the Depositor, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

                  (ii) The Servicer shall indemnify, defend and hold harmless the Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Trust, the Certificate Insurer and the Depositor, and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against the Trustee, the Collateral Agent, the Back-up Servicer, the Trust, the Certificate Insurer or the Depositor, with respect to the transactions contemplated herein, including, without limitation, any sales, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                  (iii) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Collateral Agent, the Custodian, the Back-up Servicer, the Custodian,


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

         the Depositor, the Certificate Insurer, the Trust and the Certificateholders, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, the Collateral Agent, the Back-up Servicer, the Depositor, the Trust or the Certificateholders, and their respective officers, directors, agents and employees through the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Collateral Agent, the Back-up Servicer, the Depositor, and the Custodian, and their respective officers, directors, agents and employees from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Collateral Agent, the Back-up Servicer or the Custodian, as applicable; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Collateral Agent, the Back-up Servicer or the Custodian; or (c) shall arise from the Trustee's breach of any of its representations or warranties set forth in Section 9.12.

                  (v) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Certificateholder for any losses, claims, damages or liabilities incurred by any Certificateholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Certificate by such Certificateholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Trust.

         (b) For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 7.3) as Servicer pursuant to Section 8.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 8.2. The provisions of this Section 7.2(b) shall in no way affect the survival pursuant to Section 7.2(c) of the indemnification by the outgoing Servicer provided by Section 7.2(a).

         (c) Indemnification under this Section 7.2 shall survive the termination of this Agreement and any resignation or removal of LBAC as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.


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         (d) In no event shall the Servicer be liable under this Agreement to any Person for the acts or omissions of any successor Servicer, nor shall any successor Servicer be liable under this Agreement to any Person for any acts or omissions of a predecessor Servicer.

         SECTION 7.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER OR BACK-UP SERVICER. (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement and the other Basic Documents to which the Servicer is a party. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) or succeeding to the business of the Servicer shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation hereunder; PROVIDED, FURTHER, HOWEVER, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 hereof or made by the Servicer in the Purchase Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), no Event of Default or Insurance Agreement Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default or Insurance Agreement Event of Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel in form and substance satisfactory to the Trustee and the Certificate Insurer each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) nothing herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.3(a) to the Trustee, the Back-up Servicer, the Collateral Agent, the Certificate Insurer, the Certificateholders and each Rating Agency. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) or
(iii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.


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

         (b) Any Person (a) into which the Back-up Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, or (c) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole, or (d) succeeding to the business of the Back-up Servicer, shall execute an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Back-up Servicer under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED, HOWEVER, that nothing herein shall be deemed to release the Back-up Servicer from any obligation.

         SECTION 7.4. LIMITATION ON LIABILITY OF SERVICER AND OTHERS. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.5. SERVICER AND BACK-UP SERVICER NOT TO RESIGN. Subject to the provisions of Section 7.3, neither the Servicer nor the Back-up Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Back-up Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or Back-up Servicer, as the case may be, and the Certificate Insurer does not elect to waive the obligations of the Servicer or Back-up Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or Back-up Servicer, as the case may be, shall be communicated to the Depositor, the Trustee, the Certificate Insurer, and each Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination by the Servicer or Back-up Servicer, as the case may be, shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Depositor, the Trustee and the Certificate Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of LBAC in accordance with Section

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8.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the Back-up Servicer shall become effective until an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Back-up Servicer; PROVIDED, HOWEVER, that if no such entity shall have assumed such responsibilities and obligations of the Back-up Servicer within 60 days of the resignation of the Back-up Servicer, the Back-up Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Back-up Servicer.

                                  ARTICLE VIII

                                     DEFAULT

         SECTION 8.1. EVENTS OF DEFAULT. If any one of the following events ("Events of Default") shall occur and be continuing:

                  (i) Any failure by the Servicer or, for so long as LBAC is the Servicer, the Depositor, to deliver to the Trustee for distribution to Certificateholders or deposit in the Spread Account or the Class B Reserve Account any proceeds or payment required to be so delivered under the terms of the Certificates, the Purchase Agreement, any Transfer Agreement and this Agreement (including deposits of Purchase Amounts) that shall continue unremedied for a period of two Business Days after written notice is received by the Servicer from the Trustee or the Certificate Insurer or after discovery of such failure by the Servicer (but in no event later than the five Business Days after the Servicer is required to make such delivery or deposit); or

                  (ii) The certificate required by Section 3.9 shall not have been delivered to the Trustee and the Certificate Insurer within one Business Day of the date such certificate is required to be delivered; the statement required by Section 3.10, or the report required by
         Section 3.11 shall not have been delivered within five (5) days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

                  (iii) Failure on the part of the Servicer to observe its covenants and agreements set forth in Section 7.3 or, for so long as LBAC is the Servicer, failure on the part of the Depositor to observe its covenants and agreements set forth in Section 6.3; or

                  (iv) Failure on the part of LBAC, the Servicer or, for so long as LBAC is the Servicer, the Depositor, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of LBAC, the Servicer or the Depositor (as the case may be) set forth in the Certificates, the Purchase Agreement, any Transfer Agreement or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to LBAC, the Servicer or the Depositor (as the case may be), by the Certificate


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         Insurer or the Trustee, or (2) to LBAC, the Servicer or the Depositor
         (as the case may be), and to the Trustee and the Certificate Insurer by the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full and the term of the Policy (as set forth therein) has expired, by the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; or

                  (v) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of LBAC or the Servicer (or, so long as LBAC is the Servicer, the Depositor, or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC, the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) or the commencement of an involuntary case under the federal or state bankruptcy, insolvency or similar laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency or similar law with respect to LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) and such case is not dismissed within 60 days; or

                  (vi) The commencement by LBAC or the Servicer (or, so long as LBAC is the Servicer, the Depositor or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) or of any substantial part of its property or the making by LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) of an assignment for the benefit of creditors or the failure by LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) generally to pay its debts as such debts become due or the taking of corporate action by LBAC or the Servicer (or the Depositor or any other Affiliate of LBAC, if applicable) in furtherance of any of the foregoing; or

                  (vii) Any representation, warranty or statement of LBAC or the Servicer or, for so long as LBAC is the Servicer, the Depositor, made in this Agreement and, with respect to LBAC and the Depositor, the Purchase Agreement, any Transfer Agreement or in each case any certificate, report or


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         other writing delivered pursuant hereto shall prove to be incorrect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in Section 3.2(b) of the Purchase Agreement and/or any Transfer Agreement), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given (1) to LBAC, the Servicer or the Depositor (as the case may be) by the Trustee or the Certificate Insurer or (2) to LBAC, the Servicer or the Depositor (as the case may be), and to the Trustee and the Certificate Insurer by the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full and the term of the Policy (as set forth therein) has expired, by the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

                  (viii) The occurrence of an Insurance Agreement Event of Default; or

                  (ix)   A claim is made under the Policy; or

                  (x) So long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 3.13;

then, and in each and every case, so long as an Event of Default shall not have been remedied; PROVIDED, (i) no Insurer Default shall have occurred and be continuing, the Certificate Insurer in its sole and absolute discretion, or (ii) if an Insurer Default shall have occurred and be continuing, then either the Holders of Class A Certificates evidencing not less than 51% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance, or the Trustee acting at the direction of such Holders, by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or by the Certificateholders) or by the Certificate Insurer's failure to deliver a Servicer Extension Notice pursuant to Section 3.13, may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall without further action, pass to and be vested in (i) the Back-up Servicer or (ii) such successor Servicer as may be appointed under
Section 8.2; PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party (including a Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trustee is hereby authorized


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and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Trust. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and in connection with system conversion costs, an aggregate amount not to exceed for such conversion costs of $100,000, and to the extent not so paid, such payment shall be made pursuant to
Section 4.6(c) hereof. Upon receipt of notice of the occurrence of an Event of Default, the Trustee shall give notice thereof to the Rating Agencies and the Depositor. The predecessor Servicer shall grant the Depositor, the Trustee, the Back-up Servicer and the Certificate Insurer reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. If requested by the Certificate Insurer, the Back-up Servicer or successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank, (ii) the Lock-Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the Certificate Insurer). The Trustee shall send copies of all notices given pursuant to this Section 8.1 to the Certificate Insurer so long as no Insurer Default shall have occurred and be continuing, and to the Certificateholders if an Insurer Default shall have occurred and be continuing.

         SECTION 8.2. APPOINTMENT OF SUCCESSOR. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, Chase Texas, as Back-up Servicer, shall


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assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Certificate Insurer shall have determined that a Person other than the Back-up Servicer shall be the successor Servicer in accordance with Section 8.2(c), on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. In the event of assumption of the duties of Servicer by the Back-Up Servicer, the Back-Up Servicer shall be entitled to be paid by the Servicer for the system conversion costs, an amount not to exceed $100,000. In the event that such amount shall not have been timely paid by the Servicer, such amount shall be paid under Section 4.6(c)(v) hereof; PROVIDED, HOWEVER, the payment of such amount pursuant to
Section 4.6(c)(v) shall not relieve the Servicer of any obligation or liability to pay such amount. Notwithstanding the Back-up Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of LBAC as Servicer under this Agreement arising on and after the Assumption Date, the Back-up Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of LBAC or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of LBAC or any predecessor Servicer arising on or before the Assumption Date under Sections 3.7 or 7.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of LBAC or any predecessor Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Back-up Servicer shall be legally unable to act as Servicer or shall have delivered a notice of resignation pursuant to Section 7.5 hereof and an Insurer Default shall have occurred and be continuing, the Back-up Servicer, the Trustee or Class A Certificateholders holding Class A Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance (or, if the Class A Certificates have been paid in full, Class B Certificateholders holding Class B Certificates evidencing not less than 51% of the Class B Certificate Balance) may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Back-up Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 8.2, then the Certificate Insurer, in accordance with Section 8.2(c) shall appoint, or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

         (c) So long as no Insurer Default has occurred and is continuing, the Certificate Insurer may exercise at any time its right to appoint as Back-up Servicer or as successor

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Servicer a Person other than the Person serving as Back-up Servicer at the time, and shall have no liability to the Trustee, LBAC, the Depositor, the Person then serving as Back-up Servicer, any Certificateholder or any other person if it does so. Subject to Section 7.5, no provision of this Agreement shall be construed as relieving the Back-up Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 8.1 or resignation of the Servicer pursuant to Section 7.5. If upon any such resignation or termination, the Certificate Insurer appoints a successor
Servicer other than the Back-up Servicer, the Back-up Servicer shall not be relieved of its duties as Back-up Servicer hereunder.

         SECTION 8.3. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each of the Rating Agencies.

         SECTION 8.4. [RESERVED].

         SECTION 8.5. ACTION UPON CERTAIN FAILURES OF THE SERVICER. In the event that a Responsible Officer of the Trustee shall have knowledge of any failure of the Servicer specified in SECTION 8.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Depositor, the Servicer and the Certificate Insurer. For all purposes of this Agreement, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in SECTION 8.1 unless notified thereof in writing by the Depositor, the Servicer, the Certificate Insurer or by a Certificateholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in SECTION 8.1.

                                   ARTICLE IX

                                  THE TRUSTEE

         SECTION 9.1. DUTIES OF TRUSTEE. The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trustee may, and at the direction of the Certificate Insurer (or, if an Insurer Default shall have occurred and is continuing, the Class A Certificateholder), shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.


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         The Trustee shall take and maintain custody of the Schedule of
Receivables included as Schedule A to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; PROVIDED, HOWEVER, that:

                  (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be charged with knowledge of any Event of Default, unless a Trustee Officer assigned to the Trustee's Corporate Trust Office receives written notice of such Event of Default from the Servicer or the Depositor, as the case may be, the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance (such notice shall constitute actual knowledge of an Event of Default by the Trustee); and


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                  (v) The Trustee shall not be liable for any action taken,
         suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         The Trustee may, but shall not be required to, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall have been provided with indemnity against such risk or liability in form and substance satisfactory to the Trustee, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee, in its capacity as Back-up Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

         Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person; PROVIDED that, nothing herein shall prevent the Trustee from delivering copies of such information whether or not constituting confidential information, and disclosing other information, whether or not confidential information to (i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the Trustee's business in the ordinary course, (ii) any Certificateholder or the Certificate Insurer to the extent that such Certificateholder or the Certificate Insurer is entitled to such information under this Agreement, but not otherwise (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Certificates by such agency, (v) any other Person to which such delivery or disclosure may be necessary or appropriate, (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the Trustee is a party, or (d) in order to protect or enforce the rights of the Certificateholders and the Certificate Insurer under the Trust established hereunder.

         SECTION 9.2. TRUSTEE'S CERTIFICATE. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to LBAC or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by LBAC pursuant to Section 2.7 or purchased by the Servicer pursuant to Section 3.7 or 10.2, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit D-1 or D-2, as applicable), and shall deliver such Trustee's Certificate,


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accompanied by a copy of the Servicer's Certificate for such Collection Period to LBAC or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation, or warranty, to LBAC or the Servicer, as the case may be, of all the Trustee's right, title, and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 9.3. CERTAIN MATTERS AFFECTING TRUSTEE. Except as otherwise provided in the second paragraph of Section 9.1:

                  (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

                  (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders or the Certificate Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity in form and substance reasonably satisfactory to the Trustee against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (iv) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for its duties pursuant to Section 2.7), unless requested in writing to do so by the Certificate Insurer, the Depositor or Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing,


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         the Holders of Class B Certificates evidencing not less that 25% of the
         Class B Certificate Balance; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity in form and substance satisfactory to it against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

                  (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder, or of any agent or custodian of the Servicer in its capacity as Servicer or custodian or otherwise.

                  (vi) Except as may be expressly required by Sections 2.7 and 10.1, subsequent to the sale of the Receivables by the Depositor to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Depositor and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

                  (vii) The Trustee may rely, as to factual matters relating to the Depositor or the Servicer, on an Officer's Certificate of the Depositor or Servicer, respectively.

                  (viii) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) law.

         SECTION 9.4. TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed


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to Certificateholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 2.7, the existence, contents and completeness of any Receivable or any Receivable Files or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; except as required by Section 2.7, the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other actual knowledge by a Responsible Officer of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Certificate Insurer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Property that it may hold); the acts or omissions of the Depositor, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; PROVIDED, HOWEVER, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Depositor hereby certifies to the Trustee that the Rating Agencies rating the Class A Certificates are Standard & Poor's and Moody's and the rating agency rating the Class B Certificates is Moody's and that their addresses are as set forth in Section 11.5. The Trustee may rely on the accuracy of such certification until it receives from the Depositor an Officer's Certificate superseding such certification.

          SECTION 9.5. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Depositor and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

         SECTION 9.6. INDEMNITY OF TRUSTEE AND CUSTODIAN. The Servicer shall indemnify the Trustee, the Custodian and each officer, director and employee of the Trustee and the Custodian for, and hold each such Person harmless against any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, or performance of duties as Custodian of the Legal Files including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. Additionally the Depositor, pursuant to Section 6.2, shall indemnify the Trustee and the Custodian with


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respect to certain matters, the Servicer, pursuant to Section 7.2, shall indemnify the Trustee and the Custodian with respect to certain matters, and Certificateholders, pursuant to Section 9.3 shall, upon the circumstances therein set forth, indemnify the Trustee and the Custodian under certain circumstances. The provisions of this Section 9.6 shall survive the termination of this Agreement or any resignation or removal of LBAC as Servicer.

         SECTION 9.7. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee under this Agreement shall at all times be organized and doing business under the laws of the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities satisfactory to the Certificate Insurer; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.8.

         SECTION 9.8. RESIGNATION OR REMOVAL OF TRUSTEE. THE Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, with the prior written consent of (a) the Certificate Insurer and the Holders of Class A Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance or (b) if the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owing to the Certificate Insurer have been paid in full, with the prior written consent of the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Certificate Insurer may appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The Trustee may be removed at any time by written demand of the Certificate Insurer delivered to the Trustee and the Servicer.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.7 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its


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property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Certificate Insurer shall (so long as no Insurer Default shall have occurred and be continuing), or the Servicer may (if an Insurer Default shall have occurred and be continuing) remove the Trustee. If the Certificate Insurer or the Servicer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer or the Certificate Insurer, as the case may be, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees and expenses owed to the outgoing Trustee, provided that any successor Trustee appointed by the Servicer shall be acceptable to the Certificate Insurer.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.8 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 9.9 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies and the Depositor.

         If the Trustee and the Back-up Servicer shall be the same Person and the rights and obligations of the Back-up Servicer shall have been terminated pursuant to this Section 9.8, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, Holders of Certificates evidencing a majority of the Certificate Balance outstanding) shall have the option, by 60 days' prior notice in writing to the Servicer and the Trustee, to remove the Trustee, and the Certificate Insurer shall not have any liability to the Trustee, LBAC, the Depositor, the Servicer or any Certificateholder in connection with such removal.

         SECTION 9.9. SUCCESSOR TRUSTEE. Any successor Trustee appointed pursuant to SECTION 9.8 shall execute, acknowledge, and deliver to the Depositor, the Servicer, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Servicer, the Certificate Insurer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 9.9 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 9.7.


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         Upon acceptance of appointment by a successor Trustee pursuant to this
Section 9.9, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register, the Depositor, and to the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 9.10. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be eligible pursuant to Section 9.7, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED FURTHER that the Trustee shall mail notice of such merger or consolidation to the Rating Agencies, the Depositor and the Certificate Insurer.

         SECTION 9.11. CO-TRUSTEE; SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, the Certificate Insurer (PROVIDED an Insurer Default shall not have occurred and be continuing) and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.7, except that the co-trustee or its parent shall comply with the rating, requirements set forth therein, and no notice of a successor trustee pursuant to Section 9.9 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.9.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any


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         jurisdiction in which any particular act or acts are to be performed
         (whether as Trustee under this Agreement or, in its capacity as Back-up Servicer, as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this ARTICLE IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 9.12. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee shall make the following representations and warranties on which the Depositor, the Servicer, the Originator, the Certificate Insurer and Certificateholders shall rely:

                  (i) The Trustee is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America and has the corporate power, authority and legal right, as Trustee and Back-up Servicer on behalf of the Trust, to acquire, own, sell and service the Receivables, and to hold the Receivable Files as Custodian.


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                  (ii)  The Trustee has full corporate power authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (iii) This Agreement shall have been duly executed and delivered by the Trustee and this Agreement constitutes a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditor's rights generally and (y) general principles of equity.

         SECTION 9.13. NO BANKRUPTCY PETITION. The Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was the depositor it will not institute against, or join any other Person in instituting against, the Depositor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

         SECTION 9.14. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

         SECTION 9.15. RIGHTS OF CERTIFICATE INSURER TO DIRECT TRUSTEE. Subject to clause (iii) of Section 9.3, unless an Insurer Default shall have occurred and be continuing, the Certificate Insurer, after giving written notice to the Trustee, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee; PROVIDED, HOWEVER, that subject to Section 9.1, the Trustee shall have the right to decline to follow any such direction of the Certificate Insurer if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceedings so directed would be in violation of any Basic Document or illegal or involve it in personal liability against which its has not been provided indemnity in form and substance satisfactory to it or be unduly prejudicial to the rights of Certificateholders; PROVIDED, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificate Insurer. Notwithstanding the foregoing, neither the Trustee nor the Certificate Insurer has the right to liquidate the Collateral under this Agreement or any other Basic Document.


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                                    ARTICLE X

                                   TERMINATION

         SECTION 10.1. TERMINATION OF THE TRUST. The respective obligations and responsibilities of LBAC, the Depositor, the Servicer, the Custodian and the Trustee created hereby and the Trust created by this Agreement shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement, satisfaction of all Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust; PROVIDED, HOWEVER, in any case there shall be delivered to the Trustee and the Certificate Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to this Section 10.1; PROVIDED, FURTHER, HOWEVER, that in no event shall the trust created by this Agreement continue beyond expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee, the Depositor, each Rating Agency and the Certificate Insurer of any prospective termination pursuant to this Section 10.1.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Depositor and the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.6.


         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement or, if none, from LBAC. Notwithstanding the foregoing, any funds remaining on deposit in the Certificate


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Account for the payment of the Certificates and not applied but remaining unclaimed for two years after the date upon which principal and interest on such Certificates shall have become due and payable, shall, at the election of the Trustee or upon the written request of LBAC and unless otherwise required by mandatory provisions of law, be paid to the National Stroke Council by the Trustee, and the holder of any Certificate and the Certificate Insurer, shall, unless otherwise required by mandatory provisions of law, thereafter look only to LBAC for any payment which such Person may be entitled to collect, and all liability of the Trustee with respect to such funds and all obligations (other than obligations which by their express terms survive termination of the Trust) of the Trustee under this Agreement shall thereupon cease.

         SECTION 10.2. OPTIONAL PURCHASE OF ALL RECEIVABLES. On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to the Optional Purchase Percentage multiplied by the sum of the Original Pool Balance and the aggregate Principal Balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates, the Originator or the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer, if such purchase would result in a claim on the Policy or would result in any amount owing to the Certificate Insurer or to the Holders of the Class A Certificates remaining unpaid); PROVIDED, HOWEVER, that if both the Originator and the Servicer desire to effect such purchase, the Originator shall have the preferential right to effect such purchase; PROVIDED, FURTHER, that neither the Originator nor the Servicer may effect any such purchase unless the Originator shall have received an Opinion of Counsel, and shall have delivered it to the Trustee to the effect that such purchase would not constitute a fraudulent conveyance. The Originator or the Servicer, as applicable, shall notify each Rating Agency of such purchase. To exercise such option the Originator or the Servicer (or the Certificate Insurer, if applicable) shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Originator or the Servicer, as applicable, the Certificate Insurer and the Trustee, and shall succeed to all interests in and to the Trust. For purposes of this Section, the Purchase Amount shall not be less than the amount necessary to permit the full distribution of the sum of the Class A Certificate Balance, the Class B Certificate Balance, the then outstanding Class B Undistributed Principal Amount and the accrued and unpaid Class B Interest Distributable Amount, Class B Interest Carryover Shortfall, Class B Additional Interest Distributable Amount and Class B Additional Interest Carryover Shortfall as of such date of repurchase.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1. AMENDMENT. This Agreement may be amended from time to time by the Depositor, the Servicer, and the Trustee with the consent of the Certificate Insurer and with the consent (which consent of any Holder of a Certificate given pursuant


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to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) of the Holders of Class A Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than 66-2/3% of the Class B Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or change the Class A Pass-Through Rate or the Class B Pass-Through Rate without the consent of each Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Class A Certificate Balance or Class B Certificate Balance required to consent to any such amendment, without the consent of the Holders of all Certificates of the applicable class then outstanding or eliminate the right of the Excess Cash Flow Certificateholder to consent to any change described in clause (a) affecting the Excess Cash Flow Certificateholder without the consent of the Excess Cash Flow Certificateholder, (c) result in a downgrade or withdrawal of the then current rating of the Class A Certificates by either of the Rating Agencies without the consent of all the Class A Certificateholders or (d) result in a downgrade or withdrawal of the then current rating of the Class B Certificates by either of the Rating Agencies without the consent of all the Class B Certificateholders.

         The Trustee shall furnish prior notice of any such proposed amendment to each Rating Agency and promptly after the execution of any such amendment or consent, the Trustee shall furnish a copy of such amendment or consent to each Certificateholder, each of the Rating Agencies and the Lock-Box Processor.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. PROTECTION OF TITLE TO TRUST. (a) Each of the Depositor, as to itself, and the Servicer, as to itself, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Certificateholders, the Trustee and the Certificate Insurer in its interest in the Receivables and the other Trust Assets and in the proceeds thereof. Each of the Depositor, as to itself, and the Servicer, as to itself, shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.


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         (b) Neither the Depositor nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee, the Certificate Insurer and the other party at least thirty days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Assets, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Depositor and the Servicer shall have an obligation to give the Trustee, the Certificate Insurer and the other party at least thirty days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Certificate Account and Payahead Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of Long Beach Acceptance Auto Grantor Trust 1998-1 in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such


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prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Trust.

         (g) The Servicer shall, upon reasonable notice, permit the Depositor, the Trustee, the Back-up Servicer and the Certificate Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Depositor, the Trustee, the Back-up Servicer or to the Certificate Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Trustee and the Certificate
Insurer:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) (1) or (i) (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of


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counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 11.3. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

         No Certificateholder shall have any right to vote (except as specifically provided herein including in Section II.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

         So long as no Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Class A Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Certificateholders if the Certificate Insurer agrees to take such action or give such consent or approval.

         If an Insurer Default shall have occurred and be continuing, no Class A Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or
Section 8.4; no one or more Holders of Class A Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Class A Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders. For the protection and enforcement of the provisions of this Section II.3, each Class A Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Class A Certificateholders any direct right to make a claim on the Policy.

         No Class B Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, proceeding in equity or at law upon or under or with respect to the Agreement, unless it has the prior written consent of the Certificate Insurer and, if any Class A Certificate shall remain outstanding, the prior written consent of the Holders of Class A Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance; PROVIDED that, this sentence shall be inoperative from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full.

         SECTION 11.4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         SECTION 11.5. NOTICES. All demands, notices, and communications upon or to the Depositor, the Servicer, the Trustee, the Certificate Insurer, Standard & Poor's or Moody's under this Agreement shall be in writing, and delivered (i) personally, (ii) by certified mail, return receipt requested, (iii) by Federal Express or similar overnight courier service or (iv) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, at the following address: One Mack Centre Drive, Paramus, New Jersey 07652 (Telecopy: (201) 262-6868), Attention: General Counsel, or at such other address as shall be designated by the Depositor in a written notice to the Trustee, (b) in the case of the Servicer, at the following address: One Mack Centre Drive, Paramus, New Jersey 07652 (Telecopy: (201) 262-6868), Attention: General Counsel, (c) in the case of the Trustee, at its principal Corporate Trust Office (Telecopy: (713) 216-7757), (d) in the case of Standard & Poor's, at the following address: 26 Broadway, 15th Floor, New York, New York 10004, Attention:
Asset Backed Surveillance Department, (e) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department and (f) in the case of the Certificate Insurer, at the following address: 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President, Surveillance, Re: Long Beach Acceptance Auto Grantor Trust 1998-1. Any notice required or permitted to be mailed to a Certificateholder shall be given by Federal Express or similar overnight courier service, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

         The Trustee shall give prompt written notice to each of the Depositor, the Rating Agencies and each Class A Certificateholder of (i) any amendments to the Insurance Agreement or the Policy (upon receipt of written notice of any such amendments from

LBAC or the Servicer), (ii) any change in the identity of the Paying Agent and
(iii) any failure to make payment under the Policy.

          SECTION 11.6. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 11.7. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Certificate Insurer, LBAC, the Trustee and the Holders of Certificates evidencing not less than 51% of the Pool Balance, the Holders of Class A Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance.

          SECTION 11.8. CERTIFICATES NONASSESSABLE AND FULLY PAID. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication thereof by the Trustee pursuant to Section 5.4 or 5.5, Certificates shall be deemed fully paid.

          SECTION 11.9. NONPETITION COVENANT. None of the Depositor, the Servicer, the Trustee, the Custodian, the Back-up Servicer or LBAC shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust or the Depositor, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Depositor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

          SECTION 11.10. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the Certificate Insurer and the Custodian with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement. The Certificate Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate

Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

         SECTION 11.11. CERTIFICATE INSURER AS CONTROLLING PARTY. Each Certificateholder by purchase of the Certificates held by it acknowledges that each such Certificateholder and the Trustee, as partial consideration of the issuance of the Policy, have agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing, unless otherwise specified, not less than 66-2/3% of the Class A Certificate Balance. From and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, any provision giving the Certificate Insurer or the Class A Certificateholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the Holders of Class B Certificates evidencing, unless otherwise specified, not less than 51% of the Class B Certificate Balance. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         IN WITNESS WHEREOF, the Depositor, the Originator, the Servicer, the Trustee, the Back-up Servicer, the Custodian and the Collateral Agent have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      LONG BEACH ACCEPTANCE RECEIVABLES
                                        CORP, as Deposit

                                      By: /s/ George S. Gingsberg
                                         -------------------------------------
                                         Name: George S. Ginsberg
                                         Title: Executive Vice President


                                      LONG BEACH ACCEPTANCE CORP.,
                                        as Originator and Servicer

                                      By: /s/ George S. Gingsberg
                                         -------------------------------------
                                         Name: George S. Ginsberg
                                         Title: Executive Vice President


                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                        as Trustee, Back-up Servicer, Custodian
                                        and Collateral Agent

                                      By: /s/ Leah Foshee
                                         -------------------------------------
                                         Name: Leah Foshee
                                         Title: Asst Vice President





             [Signature Page to the Pooling and Servicing Agreement]

EXHIBIT A:             FORM OF CLASS A CERTIFICATE               SEE REVERSE FOR
                                                                 CERTAIN
                                                                 DEFINITIONS

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 5.5(a) OF THE AGREEMENT. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE [THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF] [THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS "CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS)].

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(II) [SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT

(AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY),] [SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,] OR (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $50,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $50,000 FOR EACH SUCH THIRD PARTY.

LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1
6.19% ASSET BACKED CERTIFICATE
CLASS A

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles and light duty trucks and sold to the Trust by Long Beach Acceptance Receivables Corp.

(This Certificate does not represent an interest in or obligation of Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-____________                                     CUSIP NO. 542389AEI
$129,000,000 (of                                          Final Scheduled

$129,000,000 issued)                                      Distribution Date:
                                                          January 25, 2005

         THIS CERTIFIES THAT ____________________ is the registered owner of a One Hundred Twenty-Nine Million Dollars ($129,000,000) nonassessable, fully-paid, beneficial ownership interest in the Long Beach Acceptance Auto Grantor Trust 1998-1 (the "Trust") formed by Long Beach Acceptance Receivables Corp., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") among the Depositor, Long Beach Acceptance Corp., as originator and as servicer (the "Servicer") and Chase Bank of Texas, National Association, as trustee (the "Trustee"), Custodian, Collateral Agent and Back-up Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.19% Asset Backed Certificates, Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "12.00% Asset Backed Certificates, Class B" (the "Class B Certificates") and "Excess Cash Flow Certificates" (the "Excess Cash Flow Certificates"). The Class B Certificates, the Class A Certificates and the Excess Cash Flow Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is 83.50%. This Class A Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, vans, sport utility vehicles and light duty trucks (the "Receivables"), and with respect to Precomputed Receivables, all monies received thereon after the close of business on December 31, 1997 (the "Initial Cutoff Date") in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due or to become due thereon on and after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and Scheduled Payments due prior to the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), principal prepayments relating to such Scheduled Payments due on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC before the Initial Cutoff Date in the case of the Initial Receivables, and any Payaheads received with respect to payments due on the Initial Receivables on or after the Initial Cutoff Date (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as a component of the Total Distribution Amount), or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and with respect to Simple Interest Receivables, all monies received thereunder on and after the Initial Cutoff Date in the case of the

Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due before the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Depositor in and to the Purchase Agreement, all right, title and interest of the Depositor in and to certain refunds, the Receivable Files related to each Receivable and the proceeds of any or all of the foregoing; and (ii) a Financial Guaranty Insurance Policy issued for the benefit of the Class A Certificateholders by Financial Security Assurance Inc. (the "Policy").

         Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on February 25, 1998, to the person in whose name this Class A Certificate is registered at the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs (or with respect to the initial Distribution Date, February 10, 1998) (the "Record Date"), such Class A Certificateholder's percentage interest (determined by dividing the denominations of this Class A Certificate by the aggregate original denomination of all Class A Certificates) in the amounts distributed to Class A Certificateholders pursuant to the Agreement.

         Full and complete payment of the Class A Distributable Amount on each Distribution Date is unconditionally and irrevocably guaranteed pursuant to the Policy.

         Distributions on this Class A Certificate will be made by the Trustee by (i) wire transfer, in immediately available funds to the account of such Class A Certificateholder at a bank or other entity having appropriate facilities therefor, if such Class A Certificateholder is the Clearing Agency or such Class A Certificateholder's Class A Certificates in the aggregate evidence a denomination of at least $ 1,000,000, and, if such Class A Certificateholder shall have provided to the Trustee appropriate instructions prior to such Distribution Date, or (ii) by check mailed to the Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee specified in such notice.

         Under the Agreement, the Trustee and Certificateholders agree that the Certificate Insurer shall be subrogated to all of the rights to payment of the Class A Certificateholders or in relation thereto to the extent that any payment of principal or interest was made to such Class A Certificateholders with payments made under the Policy by the Certificate Insurer.

         As provided in the Agreement, so long as no Insurer Default has occurred and is continuing, with certain exceptions whenever Class A Certificateholder action, consent or approval is required under the Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Certificateholders if the Certificate Insurer agrees to take such action or give such consent or approval. If an Insurer Default shall have occurred and is continuing, no Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to the Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in the Agreement and unless also the Holders of Certificates evidencing not less than 51% of the sum of the Class A Certificate Balance or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 51% of the Class B Certificate Balance shall have made written request upon the trustee to institute such action, suit or proceeding in its own name as trustee under the Agreement. The rights of the Class A Certificateholders are subject to certain limitations as set forth in Section 11.3 of the Agreement.

         Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class A Certificate to be duly executed.

                           LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1

                           By: Chase Bank of Texas, National Association, not in its individual capacity but solely in its capacity as Trustee

                            By:
                               -------------------------------------------------
                               Authorized Signatory
Dated:               , 1998
      ----------- ---

              This is one of the Class A Certificates referred to
                       in the within-mentioned Agreement.

                           Chase Bank of Texas, National Association, not in its individual capacity but solely in its capacity as Trustee

                           By:
                               -------------------------------------------------
                               Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Depositor, LBAC, the Servicer, the Trustee or any affiliate of any of them. The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and claims made under the Policy, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance and 66-2/3% of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Originator or the Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the sum of the original aggregate Principal Balance of the Initial Receivables and the aggregate Principal Balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates.

ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------ Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:






                                       ---------------------------------------*







                                       ---------------------------------------*


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

EXHIBIT B:               FORM OF CLASS B CERTIFICATE            SEE REVERSE FOR
                                                                CERTAIN
                                                                DEFINITIONS

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 5.5(a) OF THE AGREEMENT. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE (I) THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR (II) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(II) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (III) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED

INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR WITH THE ASSETS OF (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO THE SECTION 4975 OF THE CODE OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (I) OR (II) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN"), UNLESS THE PERSON ACQUIRING THIS CERTIFICATE IS AN INSURANCE COMPANY INVESTING THE ASSETS OF ITS GENERAL ACCOUNT AND THE EXEMPTIVE RELIEF PROVIDED BY SECTIONS I AND III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, 60 FED. REG. 35925 (JULY 12,
1995) ("PTE 95-60") IS AVAILABLE WITH RESPECT TO THE PURCHASE AND HOLDING OF THIS CERTIFICATE. NO TRANSFER OF THIS CERTIFICATE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT EITHER (I) IT IS NOT A BENEFIT PLAN AND IS NOT USING THE ASSETS OF A BENEFIT PLAN TO ACQUIRE THIS CERTIFICATE OR (II) IT

IS AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT AND SECTIONS I AND III OF PTE 95-60 APPLY TO THE TRANSFEREE'S ACQUISITION AND HOLDING OF THIS CERTIFICATE.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN
SECTION 5.5(c) OF THE AGREEMENT.

                 LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1
                         12.00% ASSET BACKED CERTIFICATE
                                     CLASS B

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles and light duty trucks and sold to the Trust by Long Beach Acceptance Receivables Corp.

(This Certificate does not represent an interest in or obligation of Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-                                                  CUSIP No. 542389AF8
         -----------------                                 Final Scheduled
$25,491,017.96 (of                                         Distribution Date:
$25,491,017.96 issued)                                     January 25, 2005

         THIS CERTIFIES THAT _________________ is the registered owner of a Twenty-Five Million, Four Hundred Ninety-One Thousand, Seventeen Dollars and Ninety-Six Cents ($25,491,017.96) nonassessable, fully-paid, beneficial ownership interest in the Long Beach Acceptance Auto Grantor Trust 1998-1 (the "Trust") formed by Long Beach Acceptance Receivables Corp., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") among the Depositor, Long Beach Acceptance Corp., as originator and as servicer (the "Servicer") and Chase Bank of Texas, National Association, as trustee (the "Trustee"), Custodian, Collateral Agent and Back-up Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "12.00% Asset Backed Certificates, Class B" (herein called the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "6.19% Asset Backed Certificates, Class A" (the "Class A Certificates") and "Excess Cash Flow Certificates" (the "Excess Cash Flow Certificates"). The Class A Certificates, the Class B Certificates and the Excess Cash Flow Certificates are hereinafter collectively called the "Certificates." The aggregate beneficial ownership interests in the Trust evidenced by all Class B Certificates is 16.50%. This Class B Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, vans, sport utility vehicles and light duty trucks (the "Receivables"), and with respect to Precomputed Receivables, all monies received thereon after the close of business on December 31, 1997 (the "Initial Cutoff Date") in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due or to become due thereon on and after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and Scheduled Payments due prior to the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), principal prepayments relating to such Scheduled Payments due on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC before the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and any Payaheads received with respect to payments due on the Receivables on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as a component of the Total Distribution Amount), and with respect to Simple Interest Receivables, all monies received thereunder on and after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due before the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Depositor in and to the Purchase Agreement, all right, title and interest of the Depositor in and to certain refunds, the Receivable Files related to each Receivable and the proceeds of any or all of the foregoing; and (ii) a Financial Guaranty Insurance Policy issued for the benefit of the Class A Certificateholders by Financial Security Assurance Inc. (the "Policy").

          Under the Agreement, the rights of the Class B Certificateholders to receive distributions of interest and principal in respect of the Class B Certificates on a Distribution Date are subordinated to the payment of the amounts due to the Servicer, the Trustee, the Back-up Servicer, the Custodian, the Certificate Insurer and the Class A Certificateholders, distributable pursuant to Sections 4.6(c)(i) through (vi) of the Agreement, except as otherwise set forth in the Agreement. At such time as the Class A Certificates are paid in full and the Certificate Insurer has received payment in full for any outstanding Reimbursement Obligations or any other amounts owed to the Certificate

Insurer, the Class B Certificateholders shall be entitled to exercise all rights granted to the Class A Certificateholders under the Agreement.

         Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on February 25, 1998, to the person in whose name this Class B Certificate is registered at the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs (or with respect to the initial Distribution Date, February 10, 1998 (the "Record Date"), such Class B Certificateholder's percentage interest (determined by dividing the denominations of this Class B Certificate by the aggregate original denomination of all Class B Certificates) in the amounts distributed to Class B Certificateholders pursuant to the Agreement.

         Any distributions on this Class B Certificate will be made by the Trustee by (i) wire transfer, in immediately available funds to the account of such Class B Certificateholder at a bank or other entity having appropriate facilities therefor, if such Class B Certificateholder's Class B Certificates in the aggregate evidence a denomination of at least $1,000,000, and, if such Class B Certificateholder shall have provided to the Trustee appropriate instructions prior to such Distribution Date, or (ii) by check mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee specified in such notice.

         Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under the Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Class A Certificateholders or Class B Certificateholders, as the case may be. The Certificate Insurer may disclaim any of its rights and powers under the Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent under the Agreement in its sole and absolute discretion.

         By acceptance of this Certificate, the Holder hereof acknowledges and agrees that (i) it shall be bound by the terms and provisions of the Agreement, a copy of which may be obtained from the Trustee upon request; (ii) no amounts shall be received by such Holder, nor shall such Holder have any property rights in or any right to receive any amounts, unless and until such amounts are (a) available from remaining Total Distribution Amount pursuant to Section 4.6(c) of the Agreement, (b) are released pursuant to priority SEVENTH of Section 3.03(b) of the Spread Account Agreement for distribution to such Holder pursuant to Section 4.6(c) of the Agreement, (c) are otherwise available from amounts on deposit in the Class B Reserve
Account or the Excess Cash Flow Sub-account for distribution to such Holder pursuant to clause (A), (C) and (E) of the last paragraph of Section 4.6(c), or (d) are otherwise available from amounts on deposit in the Class B Sub-account for distribution to such Holder pursuant to clause (B) of the last paragraph of Section 4.6(c); (iii) such Holder has no right to or interest in any moneys at any time held pursuant to the Spread Account
Agreement or the Agreement prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A Certificateholders and the Certificate Insurer, and with respect to any moneys held in the Class B Reserve Account, for the benefit of the Class B Certificateholders, as their interests may appear prior to such release; (iv) in the event that it is ever determined that any property held in the Spread Account constitutes property of the Holder, then the provisions of the Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Holder hereby grants to the Collateral Agent and the Trustee, respectively, a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread Account Agreement; (v) in the event that it is ever determined that the moneys held in the Class B Reserve Account constitute a pledge of collateral, then the provisions of the Agreement shall be considered to constitute a security agreement and the Holder hereby grants to the Trustee, as collateral agent for the Class B Reserve Account, a first priority perfected security interest in such amounts to be applied as set forth in Sections 4.6 and 4.7 of the Agreement; (vi) such Holder hereby appoints the Depositor as its agent to pledge a first priority perfected security interest in the Class B Sub-account, the Excess Cash Flow Sub-account and any amounts held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Certificate Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Certificate Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement); and (vii) such Holder hereby appoints the Servicer as its agent to pledge a first priority perfected security interest in the Class B Reserve Account and any amounts held therein from time to time to the Trustee as collateral agent for the benefit of the Trustee and the Class B Certificateholders pursuant to the Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Trustee as collateral agent for the benefit of the Trustee and the Class B Certificateholders shall consider reasonably necessary in order to perfect such collateral agent's security interest in amounts in the Class Reserve Account.

         Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

                                    LONG BEACH ACCEPTANCE AUTO
                                    GRANTOR TRUST 1998-1

                                    By:      Chase Bank of Texas, National
                                             Association, not in its individual
                                             capacity but solely in its capacity
                                             as Trustee
                                    By:______________________________________
                                       Authorized Signatory
Dated:_________________, 1998

              This is one of the Class B Certificates referred to
                       in the within-mentioned Agreement.

                                    Chase Bank of Texas, National Association,
                                    not in its individual capacity but solely in
                                    its capacity as Trustee
                                    By:______________________________________
                                       Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Trustee or any affiliate of any of them. The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Class B Certificate Balance and 66-2/3% of the Class A Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class B Certificates are issuable only as registered Certificates without coupons in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof; PROVIDED, HOWEVER, that a limited number of Class B Certificates are issuable in minimum denominations of $250,000 and $100,000 as provided in the Agreement, and in each case integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary. Transfer of this Certificate may be denied if this transfer would cause there to be more than 100 holders of the Class B Certificates and the Excess Cash Flow Certificate and any purchasers of this Certificate that are partnerships or other tax-transparent vehicles must certify either (i) Class B Certificates and the Excess Cash Flow Certificate make up less than 50% of their assets by value or (ii) the number of equity holders in such vehicles.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Originator or the Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the sum of the original aggregate Principal Balance of the Initial Receivables and the aggregate Principal Balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________________Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                        _______________________________________*

                                        _______________________________________*


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

EXHIBIT C:                 FORM OF EXCESS CASH                 SEE REVERSE FOR
                            FLOW CERTIFICATE                   CERTAIN
                                                               DEFINITIONS

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 5.5(a) OF THE AGREEMENT. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE (I) THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2),(3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR (II) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(II) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (III) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED

INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

THIS EXCESS CASH FLOW CERTIFICATE MAY NOT BE ACQUIRED BY OR WITH THE ASSETS OF
(I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (I) OR (II) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN"), UNLESS THE PERSON ACQUIRING THIS CERTIFICATE IS AN INSURANCE COMPANY INVESTING THE ASSETS OF ITS GENERAL ACCOUNT AND THE EXEMPTIVE RELIEF PROVIDED BY SECTIONS I AND III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, 60 FED. REG. 35925 (JULY 12, 1995) ("PTE 95-60") IS AVAILABLE WITH RESPECT TO THE PURCHASE AND HOLDING OF THIS CERTIFICATE. NO TRANSFER OF THIS CERTIFICATE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT EITHER (I) IT IS NOT A BENEFIT PLAN AND IS NOT USING THE ASSETS OF A BENEFIT PLAN TO ACQUIRE THIS CERTIFICATE OR (II) IT

IS AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT AND SECTIONS I AND III OF PTE 95-60 APPLY TO THE TRANSFEREE'S ACQUISITION AND HOLDING OF THIS CERTIFICATE.

THE HOLDER OF THIS EXCESS CASH FLOW CERTIFICATE REPRESENTS, BY VIRTUE OF ITS ACCEPTANCE HEREOF, (I) THAT IT IS ACQUIRING THE EXCESS CASH FLOW CERTIFICATE FOR ITS OWN BEHALF AND IS NOT ACTING AS AGENT OR CUSTODIAN FOR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH SUCH ACQUISITION, (II) IF THE HOLDER IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY EXCESS CASH FLOW CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH EXCESS CASH FLOW CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY, AND (III) THE HOLDER IS A UNITED STATES PERSON WITHIN THE MEANING OF THE CODE.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN
SECTION 5.5(d) OF THE AGREEMENT.

                 LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1
                          EXCESS CASH FLOW CERTIFICATE

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles and light duty trucks and sold to the Trust by Long Beach Acceptance Receivables Corp.

(This Certificate does not represent an interest in or obligation of Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-_____________

Percentage Interest: 100%

         THIS CERTIFIES THAT __________________ is the registered owner of a 100% nonassessable, fully-paid, interest in the Excess Cash Flow Certificate, which Excess Cash Flow Certificate represents a beneficial ownership interest in the Long Beach Acceptance Auto Grantor Trust 1998-1 (the "Trust") formed by Long Beach Acceptance Receivables Corp., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") among the Depositor, Long Beach Acceptance Corp., as originator and as servicer (the "Servicer") and Chase Bank of Texas, National Association, as trustee (the "Trustee"), Custodian, Collateral Agent and Back-up Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Excess Cash Flow Certificates" (herein called the "Excess Cash Flow Certificates"). Also issued under the Agreement are Certificates designated as "6.19% Asset Backed Certificates, Class A" (the "Class A Certificates") and "12.00% Asset Backed Certificates, Class B" (the "Class B Certificates"). The Class A Certificates, the Class B Certificates and the Excess Cash Flow Certificates are hereinafter collectively called the "Certificates." This Excess Cash Flow Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Excess Cash Flow Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, vans, sport utility vehicles and light duty trucks (the "Receivables"), and with respect to Precomputed Receivables, all monies received thereon after the close of business on December 31, 1997 (the "Initial Cutoff Date") in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due or to become due thereon on and after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and Scheduled Payments due prior to the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), principal prepayments relating to such Scheduled Payments due on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC before the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, and any Payaheads received with respect to payments due on the Receivables on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as a component of the Total Distribution Amount), and with respect to Simple Interest Receivables, all monies received thereunder on and after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables (including in each case Scheduled Payments due before the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables, but received by the Depositor or LBAC on or after the Initial Cutoff Date in the case of the Initial Receivables, or the related Subsequent Cutoff Date in the case of the Subsequent Receivables), security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Depositor in and to the Purchase Agreement, all right, title and interest of the Depositor in and to certain refunds, the Receivable Files related to each Receivable and the proceeds of any or all of the foregoing; and (ii) a Financial Guaranty Insurance Policy issued for the benefit of the Class A Certificateholders by Financial Security Assurance Inc. (the "Policy").

         Under the Agreement, the rights of the Excess Cash Flow Certificateholders to receive distributions and principal in respect of the Excess Cash Flow Certificates on a Distribution Date are subordinated to the payment of the amounts due to the Servicer, the Trustee, the Back-up Servicer, the Collateral Agent, the Custodian, the Certificate Insurer, the Class A Certificateholders, the Class B Certificateholders, the Class A Subaccount and the Class B Reserve Account distributable pursuant to Sections 4.6(c)(i) through
(x) of the Agreement, except as otherwise set forth in the Agreement.

         Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on February 25, 1998, to the person in whose name this Excess Cash Flow Certificate is registered at the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs (or with respect to the initial Distribution Date, February 10, 1998) (the "Record Date"), such Excess Cash Flow Certificateholder's percentage interest (set forth above) in the amounts distributed to Excess Cash Flow Certificateholders pursuant to the Agreement.

         Any distributions on this Excess Cash Flow Certificate will be made by the Trustee by (i) wire transfer, in immediately available funds to the account of such Excess Cash Flow Certificateholder at a bank or other entity having appropriate facilities therefor, if such Excess Cash Flow Certificateholder shall have provided to the Trustee appropriate instructions prior to such Distribution Date, or (ii) by check mailed to the Excess Cash Flow Certificateholder of record in the Certificate Register without the presentation or surrender of this Excess Cash Flow Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Excess Cash Flow Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Excess Cash Flow Certificate at the office or agency maintained for that purpose by the Trustee specified in such notice.

         Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under the Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Class A Certificateholders or Class B Certificateholders, as the case may be. The Certificate Insurer may disclaim any of its rights and powers under the Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         By acceptance of this Certificate, the Holder hereof acknowledges and agrees that (i) it shall be bound by the terms and provisions of the Agreement, a copy of which may be obtained from the Trustee upon request; (ii) no amounts shall be received by such Holder, nor shall such Holder have any property rights in or any right to receive any amounts unless and until such amounts are (a) available for distribution to such Holder pursuant to Section 4.6(c) of the Agreement, (b) are released pursuant to priority SEVENTH of Section 3.03(b) of the Spread Account Agreement for distribution to such Holder pursuant to Section 4.6(c) of the Agreement or (d) are otherwise available from amounts on deposit in the Excess Cash Flow Sub-account for distribution to such Holder pursuant to Clause (E) of the last paragraph of Section 4.6(c); (iii) such Holder has no right to or interest in any moneys at any time held pursuant to the Spread Account Agreement or the Agreement prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A Certificateholders and the Certificate Insurer (with respect to any moneys held in the Spread Account) and the Class B Certificateholders (with respect to any moneys held in the Class B Reserve Account), as their interests may appear prior to such release; (iv) in the event that it is ever determined that any property held in the Spread Account constitutes property of the Holder, then pursuant to
Section 2.03 of the Spread Account Agreement the Depositor as agent for such purpose for the Excess Cash Flow Certificateholders has granted to the Collateral Agent for the benefit of Financial Security and the Trustee on behalf of the Certificateholders a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread Account Agreement; (v) in the event that it is ever determined that any property held in the Class B Reserve Account constitutes property of the Holder, then the provisions of the Agreement shall be considered to constitute a security agreement and the Holder hereby grants to the Trustee, as collateral agent for the Class B Reserve Account, a first priority perfected security interest in such amounts, to be applied as set forth in Sections 4.6 and 4.7 of the Agreement; (vi) the Holder hereof hereby appoints the Depositor as its agent to pledge a first priority perfected security interest in the Excess Cash Flow Sub-account and any amounts held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Certificate Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Certificate Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement) and (vii) such Holder hereby appoints the Servicer as its agent to pledge a first priority perfected security interest in the Class B Reserve Account and any amounts held therein from time to time to the Trustee as collateral agent for the benefit of the Trustee and the Class B Certificateholders pursuant to the Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Trustee as collateral agent for the benefit of the Trustee and the Class B Certificateholders shall consider reasonably necessary in order to perfect such collateral agent's security interest in amounts in the Class B Reserve Account.

         Reference is hereby made to the further provisions of this Excess Cash Flow Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Excess Cash Flow Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose. No transfer of this Certificate may be made if the transfer would cause there to be more than 100 holders of the Excess Cash Flow Certificate and Class B Certificates and any purchasers of this Certificate that are partnerships or other tax-transparent vehicles must certify either (i) the Excess Cash Flow Certificate and Class B Certificates make up less than 50% of their assets by value or (ii) the number of equity holders in such vehicles.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Excess Cash Flow Certificate to be duly executed.

                                 LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1

                                 By: Chase Bank of Texas, National Association, not in its individual capacity but solely in its capacity as Trustee
                                 By:
                                    -------------------------------------------
                                    Authorized Signatory

Dated:              , 1998
      --------------

          This is one of the Excess Cash Flow Certificates referred to in the within-mentioned Agreement.

                                 Chase Bank of Texas, National Association,
                                 not in its individual capacity but solely in
                                 its capacity as Trustee
                                 By:
                                    -------------------------------------------
                                    Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Trustee or any affiliate of any of them. This Excess Cash Flow Certificate is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Class B Certificate Balance and 66-2/3% of the Class A Certificate Balance; PROVIDED, that, the consent of each Excess Cash Flow Certificateholder is required to increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collection of payments on Receivables if such change would affect the Excess Cash Flow Certificateholder. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Excess Cash Flow Certificates are issuable only as registered Certificates without coupons and shall be registered in the name of a single Holder at all times. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Originator or the Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the sum of the original aggregate Principal Balance of the Initial Receivables and the aggregate Principal Balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                           __________________________________*

                                           __________________________________*


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                    Exhibit D- I

                              Trustee's Certificate
                             pursuant to Section 2.7
                          of the Pooling and Servicing
                                    Agreement

         Chase Bank of Texas, National Association, as trustee (the "Trustee") of Long Beach Acceptance Auto Grantor Trust 1998-1 created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of January 1, 1998 among Long Beach Acceptance Receivables Corp. (the "Depositor"), Long Beach Acceptance Corp. ("LBAC"), as originator and as servicer and the Trustee, does hereby sell, transfer, assign, and otherwise convey to LBAC, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by LBAC pursuant to Section 2.7 of the Agreement, and all security and documents relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand this ___ day of ______________, 199__.


                                         ______________________________________



                                      D-1-1

                                                                     Exhibit D-2

                              Trustee's Certificate
                         pursuant to Section 3.7 or 10.2
                          of the Pooling and Servicing
                                    Agreement

         Chase Bank of Texas, National Association, as trustee (the "Trustee") of Long Beach Acceptance Auto Grantor Trust 1998-1 created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of January 1, 1998 among Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., as originator and as Servicer (the "Servicer") and the Trustee, does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to Section 3.7 or 10.2 of the Agreement, and all security and documents relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand this ____ day of ______________, 199__.


                                         ______________________________________



                                      D-1-2

                                                                    EXHIBIT E-1

                      MONTHLY CERTIFICATEHOLDER STATEMENT
                 LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1
                     6.19% CLASS A ASSET-BACKED CERTIFICATES
                    12.00% CLASS B ASSET-BACKED CERTIFICATES



                                      E-1-1

                                                                     EXHIBIT E-2

                         Form of Loan Master File Layout



                                      E-2-1

                                                                    EXHIBIT F-1

                    [FORM OF "QUALIFIED INSTITUTIONAL BUYER"
                            TRANSFEREE'S CERTIFICATE]

                                     [date]

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, New Jersey 07652

Chase Bank of Texas, National Association
600 Travis Street, 8th Floor
Houston, Texas 77002
Attention: Global Trust Services - Long Beach
           Acceptance Auto Grantor Trust 1998-1

                Re: Long Beach Acceptance Auto Grantor Trust 1998-1 Asset Backed Certificates
                         ------------------------------------------------

Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the "Buyer") of Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement") among Long Beach Acceptance Receivables Corp., as depositor (the "Depositor"), Long Beach Acceptance Corp., as Originator and Servicer, and Chase Bank of Texas, National Association, as trustee (the "Trustee"), Custodian, Collateral Agent and Back-up Servicer relating to Long Beach Acceptance Auto Grantor Trust 1998-1 Asset Backed Certificates (the "Certificates"), the Buyer advises you as follows: (i) the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and is acquiring beneficial ownership of the Certificates for its own account or for the account of not more than __ persons, each of which is a "qualified institutional buyer"; and (ii) the Buyer satisfies the requirements of paragraph (a)(2)(ii) of Rule 3a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the foregoing, you may rely on the information provided in Annex 1 or 2, as applicable, attached hereto and incorporated herein.

         The Buyer understands that the Certificates have not been registered under the 1933 Act or the securities laws of any state. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Certificates and has received such information (whether from the Depositor, the Servicer, the transferor from which it proposes to purchase Certificates, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Depositor to the satisfaction of the
                                       F-1-1

Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed securities and investments in "non-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Certificates. In the normal course of its business, the Buyer invests in or purchases securities similar to the Certificates. The Buyer is aware that it may be required to bear the economic risk of an investment in the Certificates for an indefinite period of time, and it is able to bear such risk for an indefinite period.

                                    Very truly yours,

                                    [BUYER]

                                    By:
                                       ---------------------------------------
                                       Name:

                                       Title:

                                       Taxpayer ID:
                                                   ---------------------------
                                       Name in which Certificate is to be
                                       Registered:
                                                  ----------------------------
                                       Address for Notices:
                                                           -------------------

                                                           -------------------

                                                           -------------------

                                    Payment Instructions:

                                       F-1-2

                                                         ANNEX 1 TO EXHIBIT F-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         (a) As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         (b) In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                  _____ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
                  Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  _____ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  _____ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                       F-1-3

                  _____ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  _____ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  _____ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  _____ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  _____ INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

                  _____ SMALL BUSINESS INVESTMENT COMPANY. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  _____ BUSINESS DEVELOPMENT COMPANY. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  _____ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

         (c) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         (d) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements

                                       F-1-4
prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         (e) The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         (f) Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a Bank or Savings and Loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    ------------------------------------------
                                    Print Name of Buyer

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    Date:
                                         -------------------------------------

                                       F-1-5

                                                         ANNEX 2 TO EXHIBIT F-1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers that are Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         (a) As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         (b) In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  _____ The Buyer owned $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  _____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         (c)The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         (d) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,

                                       F-1-6

(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         (e) The Buyer is familiar with Rule 144A and understands that the parties listed in the Qualified Institutional Buyer Transferee's Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         (f) Until the date of purchase of the Rule 144A Securities, the undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
                                    ------------------------------------------
                                    Print Name of Buyer or Adviser

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:
                                    IF AN ADVISER:

                                    ------------------------------------------
                                    Print Name of Buyer

                                    Date:
                                         --------------------------------------


                                       F-1-7

                                                                     EXHIBIT F-2

            [FORM OF "ACCREDITED INVESTOR" TRANSFEREE'S CERTIFICATE]

                                     [date]

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, New Jersey 07652

Chase Bank of Texas, National Association
600 Travis Street, 8th Floor
Houston, Texas 77002

Attention: Global Trust Services - Long Beach
Acceptance Auto Grantor Trust 1998-1

                  Re: Long Beach Acceptance Auto Grantor Trust 1998-1 ASSET BACKED CERTIFICATES

Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the "Buyer") of Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement") among Long Beach Acceptance Receivables Corp., as depositor (the "Depositor"), Long Beach Acceptance Corp., as Originator and Servicer and Chase Bank of Texas, National Association, as trustee (the "Trustee"), Custodian, Collateral Agent and Back-up Servicer, relating to Long Beach Acceptance Auto Grantor Trust 1998-1 Asset Backed Certificates (the "Certificates"), the Buyer confirms that:

                  (a) The Buyer understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. The Buyer agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that such Certificates may be resold, pledged or transferred only: (i) so long as such Certificates are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person who the Buyer reasonably believes is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB, to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 (if applicable) under the 1933 Act or (iii) to an institution that is an "Accredited Investor" as defined in Rule 501 (a)(1), (2), (3) or (7) under the 1933 Act (an "Accredited Investor") that is acquiring the Certificates for investment purposes and not for distribution, in each case in accordance with any applicable securities laws of any state of the United States, and the Buyer will notify any purchaser of the Certificates from it of the above resale restrictions. The Buyer further understands that in connection with any transfer of the Certificates to an Accredited Investor by it that the Depositor or Trustee may request, and if so

                                     F-2-1
         requested the Buyer will furnish, such certificates and other information as they may reasonably require to confirm any such transfer with the foregoing restrictions.

                  (b) The Buyer is an institutional investor which is an Accredited Investor or, if the Certificates are to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as described in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or in a fiduciary capacity), each such investor account is an institutional investor and an Accredited Investor on a like basis. In the normal course of its business, the Buyer invests in or purchases securities similar to the Certificates.

                  (c) The Buyer satisfies the requirements of paragraph
         (a)(2)(i) of Rule 3a-7 of the Investment Company Act of 1940.

                  (d) The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Certificates and has received such information (whether from the Depositor, the Servicer, the transferor from which it proposes to purchase Certificates, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Depositor to the satisfaction of the Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed securities and investments in "non-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Certificates. In the normal course of its business, the Buyer invests in or purchases securities similar to the Certificates. The Buyer is aware that it (or any investor account) may be required to bear the economic risk of an investment in the Certificates for an indefinite period of time, and it (or such account) is able to bear such risk for an indefinite period.

                                    Very truly yours,

                                    [BUYER]

                                    By: ________________________________
                                        Name:
                                        Title:


                                     F-2-2

                                                                     EXHIBIT F-3

           [FORM OF "REGISTERED CERTIFICATE" TRANSFEREE'S CERTIFICATE]

                                      Date:

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, New Jersey 07652

Chase Bank of Texas, National Association
600 Travis Street, 8th Floor
Houston, Texas 77002

Attention:        Global Trust Services - Long Beach
                  Acceptance Auto Grantor Trust 1998-1

                  Re: Long Beach Acceptance Auto Grantor Trust 1998-1 ASSET BACKED CERTIFICATES

Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the "Buyer") of Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement") among Long Beach Acceptance Receivables Corp., as depositor (the "Depositor"), Long Beach Acceptance Corp., as Originator and Servicer and Chase Bank of Texas, National Association, as trustee (the "Trustee"), relating to Long Beach Acceptance Auto Grantor Trust 1998-1 Asset Backed Certificates (the "Certificates"), the Buyer confirms that it satisfies the requirements set forth in paragraph (a)(2) of Rule 3a-7 of the Investment Company Act of 1940, as amended.

                                    Very truly yours,

                                    [BUYER]

                                    By: ____________________________________
                                        Name:
                                        Title:
                                        Taxpayer ID: ___________________________
                                        Name in which
                                        Certificate is
                                        to be Registered: ______________________
                                        Address for Notices:____________________
                                                            _________________
                                                            _________________
                                        Payment Instructions:


                                     F-3-1

                                                                     EXHIBIT F-4

                       [FORM OF TRANSFEROR'S CERTIFICATE]

                                      Date:

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, New Jersey 07652

Chase Bank of Texas, National Association
600 Travis Street, 8th Floor
Houston, Texas 77002

Attention:        Global Trust Services - Long Beach
                  Acceptance Auto Grantor Trust 1998-1

                  Re: Long Beach Acceptance Auto Grantor Trust 1998-1 ASSET BACKED CERTIFICATES

Ladies and Gentlemen:

         In connection with the disposition by the transferor listed below (the "Transferor") of Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement") among Long Beach Acceptance Receivables Corp., as depositor (the "Depositor"), Long Beach Acceptance Corp., as Originator and Servicer and Chase Bank of Texas, National Association, as trustee (the "Trustee"), relating to Long Beach Acceptance Auto Grantor Trust 1998-1 Asset Backed Certificates (the "Certificates"), the Transferor certifies that:

                  (a) the Transferor understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being disposed of by the Transferor in a transaction that is exempt from the registration requirements of the 1933 Act; and

                  (b) the Transferor has not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the 1933 Act.

                                    Very truly yours,
                                    __________________________________
                                    Name of Transferor

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________


                                     F-4-1

                                                                       EXHIBIT G

                      [Form of ERISA Representation Letter]

                                     [date]

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, New Jersey 07652

Chase Bank of Texas, National Association
600 Travis Street, 8th Floor
Houston, Texas 77002

Attention:        Global Trust Services - Long Beach
                  Acceptance Auto Grantor Trust 1998-1

                  Re: Long Beach Acceptance Auto Grantor Trust 1998-1 ASSET BACKED CERTIFICATES

Ladies and Gentlemen:

[NAME OF OFFICER] _______________________________________ hereby certifies that:

         1. That he [she] is [Title of Officer] __________________ of [Name of Transferee] ____________________________ (the "Transferee"), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of _______________________ ] [the United States], on behalf of which he [she] makes this affidavit.

         2.The Transferee (i) is not, and on ________________________
[insert date of transfer of Certificate to Transferee] will not be, and on such date will not be investing the funds of, (a) an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (b) a "plan" (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code or (c) an entity whose underlying assets are deemed to be assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (each, a "Benefit Plan") or (ii) is an insurance company investing assets of its general account and the exemptive relief provided by Sections I and III of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") is available with respect to the transferee's acquisition and holding of such Certificate.

         3. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Long Beach Acceptance Receivables Corp., as depositor (the "Depositor"), Long Beach Acceptance Corp., as Originator and servicer (the "Servicer") and Chase Bank of Texas, National Association, as Trustee, Back-up Servicer and Custodian and Collateral Agent (the "Trustee") dated as of January 1, 1998 no transfer of any Certificate (as defined in the Agreement) shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee (A) is not a Benefit Plan and is not using the assets of any such Benefit Plan to acquire any such Class B Certificate or (B) is an insurance company investing assets of its general account and Sections I and III of the Exemption apply to the transferee's acquisition and holding of such Class B Certificate; PROVIDED, HOWEVER, that the Trustee will not require such certificate in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee, the Servicer and the Depositor has rendered an opinion to the effect that the purchase and holding of any such Class B Certificate by a Benefit Plan or a person using the assets of a Benefit Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.

         [4. The Certificates shall be registered in the name of ______________________________ as nominee for the Transferee.]

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] __________________________________, this ___ day of
_________, 199_.



____________________________________

                                    [name of Transferee]

                                    By: __________________________________
                                        Name:
                                        Title:

         The undersigned hereby acknowledges that it is holding and will hold the Certificates at the exclusive direction of and as nominee of the Investor named above.

______________________________________
[name of nominee]

By: __________________________________
    Name:
    Title:

                                                                       EXHIBIT H

                          Form of Depository Agreement

                                                                       EXHIBIT I

                         PAYMENT APPLICATION PROCEDURES

The following procedures will be followed when funds in excess of the Scheduled Payment have been received:

- At the Lock-Box--
         Regardless of loan type, funds received at the Lock-Box will be applied to accounts as normal monthly installments, paying interest and principal and, when 95% of a full payment has been received, advancing the date next due. However, if funds received at the Lock-Box are in excess of three monthly installments, the Lock-Box will forward the item to LBAC for In-House processing.

- In-House--
         Regardless of loan type, funds received directly at LBAC from the customer or forwarded from the Lock-Box, which are less than $1,000.00, will be processed as monthly installments, paying interest and principal and, when 95% of a full payment has been received, advancing the date next due.

         Funds which total $1,000.00 or more will require further information before processing. Procedures will vary according to loan type.

- Daily Simple Interest--
         Funds received which total $1,000.00 or more for this loan type will be handled in the following manner:

         Funds will first be applied to outstanding installments in order to bring the loan current, then to late charges and miscellaneous fees. Any remaining excess funds will be applied to reduce the outstanding principal amount without advancing the date next due.

         Any refunded portion of extended warranty protection plan costs or of physical damage, credit life or disability insurance premiums in the Amount Financed (otherwise referred to as Rebates), will be applied to the customer accounts as a principal reduction without advancing the due date.

         All funds, including principal, interest, late charges, miscellaneous fees and Rebates which have been applied to the customer accounts, will be passed through to the appropriate Collection account(s) within 48 hours of posting. Those same funds, including funds which have advanced the due date beyond the current month, will be passed through to the Investor(s) with their monthly distribution for the current collection period.

- Precomputed Actuarial and Rule of 78s--
        Funds received which total $1,000.00 or more for these loan types will be handled in the following manner:

         Funds will first be applied to outstanding installments in order to bring the loan current, then to late charges and miscellaneous fees. Any remaining excess funds will be categorized as follows:

Payahead Funds: Funds which have advanced the date next due and will be passed through to the Investor(s) when they become Scheduled Payments due.

         Payable Funds: Funds which have not advanced the date next due as these funds were not intended to be used as Scheduled Payments (for example, Rebates).

         All funds received will be passed through to the appropriate Collection account(s) within 48 hours of posting. On the distribution date, all actually collected Scheduled Payments due will be passed through to the Investor(s) for the current collection period.

         Excess funds received from or on behalf of the obligor will be held in the Collection account or in an account designated as the Payahead/Payable account until such time that they become due. Funds received to specifically reduce the outstanding principal balance or any Rebate received will not be considered due to the Investor(s) until such time that the loan closes out of this pool.

- All customers, regardless of loan type--
         Monthly, customers will receive statements showing the effect of the excess funds to their loan balances. The statements will reflect $0.00 due for the current monthly installment if their date next due was advanced until such time that a current monthly installment is due.

- Precomputed Actuarial and Rule of 78s--
         LBAC will, upon request, supply the investor with an analysis of funds paid in advance.

                                                                       EXHIBIT J

                            PAYMENT DEFERMENT POLICY

- LBAC may grant a payment deferment provided that the deferment does not exceed 1 month (2 months if 12 or more payments have been made and if the deferment is granted in writing by the President, an Executive Vice President or the California Regional Manager).

-        Not more than 1 deferment may be granted during any 12-month period.

- The aggregate of all deferment periods during the term of a Receivable may not exceed the lesser of 8 months or 50% of the weighted average life of the original term of the Receivable.

-        At least 6 payments must be made before a deferment may be granted.

- A request for a deferment must be made in writing, stating the reason for the request.

- The deferment must bring the account current, so that after the deferment is processed no payment is then due.

- Except as otherwise set forth in this policy, deferments must be granted in writing by the Collection Manager or someone of equal or higher rank.

- A deferment fee will be collected for each deferment if allowed by applicable law and may be waived only by the President, an Executive Vice President or the California Regional Manager; PROVIDED, HOWEVER, that no deferment will be granted unless the Servicer believes in good faith that the account probably would default in the reasonably foreseeable future if a deferment is not approved.

- Deferments which do not meet the above criteria may be granted in writing on an exception basis (e.g., when required by law) by the President, an Executive Vice President or the California Regional Manager.

- Not more than 8 payment deferments may be granted with respect to any Receivable over the life of such Receivable (including both before and after the related Cut-Off Date).

- As of April 1, 1998 and each month thereafter, the aggregate number of Receivables the terms of which have been extended during the preceding 3-month period shall not exceed 3% of the number of Receivables at the beginning of the preceding 3-month period.

- No deferment may extend the date for final payment of a Receivable beyond the last day of the record Collection Period preceding the Final Scheduled Distribution Date.

                             DUE DATE CHANGE POLICY

- LBAC may grant a due date change, PROVIDED that the new due date is within 29 days of the current due date.

- Not more than 2 due date changes may be granted over the term of a Receivable.

- If 2 due date changes are granted, the total number of days by which the maturity date is extended may not exceed 29.

- A request for a due date change must be made in writing, stating the reason for the request.

-        The account must be current at the time the request is received.

- Due date changes must be granted in writing by the Collection Manager or someone of equal or higher rank.

- No due date change may be granted if the aggregate of all delinquent periods and the requested due date change would exceed the lesser of 8 months or 50% of the original term of the Receivable.

                                                                       EXHIBIT K

                             DOCUMENTATION CHECKLIST

CUSTOMER:_______________________________________________________________________

ACCOUNT
NUMBER:_________________________________________________________________________

This funding package contains the following initialed items:

     1.     Installment contract with proper
            signatures and Dealer endorsements                     1.___________

     2.     Copy of signed credit application                      2.___________

     3.     References as described in the Program Guidelines      3.___________

     4.     Proof of income as described in the
            Program Guidelines                                     4.___________

     5.     Copy of driver's license for all
            licensed signors                                       5.___________

     6.     Title information (application and
            copy of existing title, receipt of registration,
            or title copy already received) with lien notation
            thereon, or Dealer Title Guaranty                      6.___________

     7.     Invoice or copy of computer screen
            printout showing NADA value, NADA
            book page, Kelley printout or Kelley
            Blue Book page                                         7.___________

     8.     In the case of a used Financed
            Vehicle, odometer statement (if not
            on title info)                                         8.___________

     9.     Signed agreement to provide
            insurance and verification paper
            or other evidence of verification of
            insurance coverage                                     9.___________

     10.    Notice to cosignor, if required                        10.__________

     11.    Service contract or warranty papers                    11.__________

     12.    Life, accident, health and GAP
            insurance policy copies, as
            applicable                                             12.__________

     13.    Signed purchase order from dealer to
            customer                                               13.__________

                                                                       EXHIBIT L

                       [Form of Request for Transfer of Possession]

                                                       _______________, 19___

Chase Bank of Texas, National Association,
 as Custodian
700 North Pearl Street, 18th Floor
Dallas, Texas 75201

Attention: ______________
Telephone: _______________
Telecopy:________________

Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, as depositor, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator and servicer, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as trustee, back-up servicer and custodian (the "Custodian"). Capitalized terms used but not defined in this letter have the meanings set forth in the Pooling and Servicing Agreement.

         The Servicer hereby requests that the Custodian transfer possession of the Legal Files, or such portion of the Legal Files as is identified herein, relating to the Receivables listed in Annex A hereto to [the Servicer] [_____________________as subservicer (the "Subservicer") for the Servicer] [for purposes of collection or presentation, renewal or registration of transfer (unless the related Receivables' Owner objects to this request to the Custodian
(i) by 5:00 PM on the same Business Day this request is made if it is made by 1:00 PM, or (ii) by 11:00 AM on the next Business Day if this request is made after 1:00 PM] [for purposes of correcting deficiencies in the Legal Files], the possession of which is transferred pursuant to this request will be transferred subject to a Custodial Letter duly executed by [the Servicer] [the Subservicer] and a Transfer Notice duly executed by the Custodian. [The portion of the Legal Files requested for transfer of possession hereunder is __________________.]

                                         Very truly yours,

                                         LONG BEACH ACCEPTANCE CORP.

                                         By: ____________________________
                                         Name: __________________________
                                         Title: _________________________

                                                                       EXHIBIT M

                           [Form of Custodial Letter]

                                                       _______________, 19___

Chase Bank of Texas, National Association,
 as Custodian
700 North Pearl Street, 18th Floor
Dallas, Texas 75201

Attention: ______________
Telephone: _______________
Telecopy:________________

Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, as depositor, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator and servicer, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), back-up servicer and custodian (the "Custodian"). Capitalized terms used but not defined in this letter have the meanings set forth in the Pooling and Servicing Agreement.

         [The Servicer] [_______________________, as Subservicer (the
"Subservicer") for the Servicer] acknowledges that the Trust is owner of all Receivables (and their proceeds). The Agreement provides that the Servicer, or the Subservicer, may request from time to time that possession of all or a portion of the Legal Files delivered to and held by the Custodian pursuant to the Pooling and Servicing Agreement be transferred to [the Servicer] [the Subservicer] [for purposes of collection, or presentation, renewal or registration of transfer] [for purposes of correcting deficiencies in the Legal Files]. Subject to the terms of the Pooling and Servicing Agreement, the Custodian is authorized to so transfer possession of such Legal Files, or portion thereof, such transfer of possession to be accomplished pursuant to a Transfer Notice substantially in the form of Annex A to this Custodial Letter.

[The Servicer] [The Subservicer] hereby agrees as follows:

         (a) [The Servicer] [The Subservicer] acknowledges that the possession of any such Legal Files will be so transferred subject to this Custodial Letter and that they are and will continue to be the sole property of the Trust.

         (b) [The Servicer] [The Subservicer] agrees that such Legal Files will be returned to the Custodian immediately upon notice by the Custodian or the Trustee that sixty (60) days have elapsed from the date of such transfer; PROVIDED, that instead of sixty (60) days, the time limit applicable to any certificate of title is one hundred twenty (120) days.

         (c) The Legal Files will not be used for any purpose other than that for which [the Servicer] [the Subservicer] hereby requests such transfer of possession.

         (d) At all times while the Legal Files are in [the Servicer's] [the Subservicer's] possession, [the Servicer] [the Subservicer] will hold the Legal Files IN TRUST for the Trust, the Trustee and the Certificate Insurer.

         (e) [The Servicer] [The Subservicer] will include this Custodial Letter and each Transfer Notice in its business records.

         (f) [The Servicer] [The Subservicer] will not deliver the Legal Files to any person other than the Custodian except with the prior written consent of the Trustee.

         This Custodial Letter shall be governed by and construed in accordance with the laws of the State of Texas.

                                         LONG BEACH ACCEPTANCE CORP.

                                         By: ____________________________
                                         Name: __________________________
                                         Title: _________________________

                                         [SUBSERVICER'S NAME]

                                         By: ____________________________
                                         Name: __________________________
                                         Title: _________________________

                                         EXHIBIT M - ANNEX A to Custodial Letter

                            [Form of Transfer Notice]

[Long Beach Acceptance Corp.
One Mack Centre Drive
Paramus, New Jersey 07652
Telecopy: (201) 262-6868]

[Subservicer (the "Subservicer")
Address
Address
Telecopy:___________________________]

Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as trustee, back-up servicer and custodian. Capitalized terms used but not defined in this letter have the meanings set forth in the Pooling and Servicing Agreement.

         The possession of the Legal Files relating to the Receivables listed in Annex A is transferred to you IN TRUST for the Trust, the Trustee and the Certificate Insurer, subject to the terms and provisions of the Pooling and Servicing Agreement, and subject to the Custodial Letter you executed pursuant to Section 2.8(c) of the Pooling and Servicing Agreement.

                                         Very truly yours,

                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION

                                         By: ____________________________
                                         Name: __________________________
                                         Title: _________________________

                                          EXHIBIT M - ANNEX A to Transfer Notice

Receivable               Amount of               Name of
  Number                 Receivable              Receivable Borrower
----------               ----------              -------------------



                                                                       EXHIBIT N

                           FORM OF TRANSFER AGREEMENT

         TRANSFER NO.________________________OF SUBSEQUENT
         RECEIVABLES, dated as of _____________________, 1998,
         among LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1 (the "Trust"), LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("LBAC" or the "Originator"), LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation (the "Depositor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the "Trustee"), back-up servicer, custodian and collateral agent pursuant to the Pooling and Servicing Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, LBAC, the Depositor and the Trustee are parties to the Pooling and Servicing Agreement, dated as of January 1, 1998 (the "Pooling and Servicing Agreement");

         WHEREAS, LBAC, the Depositor and Ameriquest Mortgage Company are parties to the Purchase Agreement, dated as of January 1, 1998 (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement LBAC desires to convey certain Subsequent Receivables to the Depositor and pursuant to the Pooling and Servicing Agreement and this Agreement the Depositor desires to convey such Subsequent Receivables to the Trust; and

         WHEREAS, the Trustee is willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Trustee, the Depositor and LBAC hereby agree as follows:

         Section 1. DEFINED TERMS. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

         "Agreement" means this Transfer Agreement and all amendments hereof and supplements hereto.

         "Class B Reserve Account Subsequent Deposit" means $_____________.

         "Subsequent Cutoff Date" means, with respect to the Subsequent Receivables conveyed hereby, the close of business of the last day of the calendar month immediately preceding the Subsequent Transfer Date, which date is ________________,1998.

         "Subsequent Receivables" means the Receivables identified on the supplement to the Schedule of Receivables attached as Schedule A hereto.

         "Subsequent Receivables Purchase Price" means $_______________.

         "Subsequent Spread Account Deposit" means $______________.

         "Subsequent Transfer Date" means, with respect to the Subsequent Receivables conveyed hereby, _________________, 1998.

         "Subsequent Transferred Property" shall have the meaning specified in
Section 2.3(a) of the Purchase Agreement.

         Section 2. SCHEDULE OF SUBSEQUENT RECEIVABLES. Annexed hereto as Schedule A is a supplement to the Schedule of Receivables listing the Subsequent Receivables to be conveyed by the Depositor to the Trust pursuant to this Agreement and the Pooling and Servicing Agreement on the Subsequent Transfer Date.

         Section 3. CONVEYANCE OF SUBSEQUENT RECEIVABLES. Subject to the conditions set forth in Section 5 hereof, in consideration of the payment of the Subsequent Receivables Purchase Price to or upon the written order of the Depositor, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Depositor in and to:

                  (1) the Subsequent Receivables listed in Schedule A hereto and
         (A) with respect to any such Subsequent Receivables that are Precomputed Receivables, all monies received thereon on and after the Subsequent Cutoff Date (including Scheduled Payments due or to become due thereon on and after the Subsequent Cutoff Date and Scheduled Payments due prior to the Subsequent Cutoff Date but received on or after the Subsequent Cutoff Date), principal prepayments relating to Scheduled Payments due on or after the Subsequent Cutoff Date but received by the Depositor or LBAC before the Subsequent Cutoff Date, and any Payaheads received with respect to payments due on the Subsequent Receivables on or after the related Subsequent Cutoff Date (which Payaheads shall be held in the Payahead Account until the Collection Period in which such payments are actually due with respect to the related Receivable, at which time such Payaheads shall be applied as a component of the Total Distribution Amount), (B) with respect to any such Subsequent Receivables that are Simple Interest Receivables, all monies received thereunder on and after the Subsequent Cutoff Date (including Scheduled Payments due before the Subsequent Cutoff Date but received by the Depositor or LBAC on or after the Subsequent Cutoff Date) and (C) all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables;

                  (2) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

                  (3) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

                  (4) property (including the right to receive future Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of such Subsequent Receivable;

                  (5) this Agreement, the Purchase Agreement and the Guaranty, including, without limitation, a direct right to cause LBAC to purchase Subsequent Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 3.1 of the Purchase Agreement, or Section 4 of this Agreement or the failure of LBAC to timely comply with its obligations pursuant to
         Section 5.5 of the Purchase Agreement or this Agreement;

                  (6) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to a related Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (7) the Legal Files and the Receivable Files related to each such Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to such Subsequent Receivables, the Obligors or the Financed Vehicles;

                  (8) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Subsequent Receivables;

                  (9) any proceeds from recourse against the Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title Guaranties with respect to such Subsequent Receivables, with respect to the sale of such Subsequent Receivables; and

                  (10) the proceeds of any and all of the foregoing.

         Section 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator makes the following representations and warranties as to the Subsequent Receivables and the other Transferred Property relating thereto on which the Depositor relies in accepting the Subsequent Receivables and the other Transferred Property relating thereto and on which the Certificate Insurer will rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Subsequent Receivables and the other Transferred Property relating thereto to the Depositor and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                  (1) ORIGINATION DATE. Each Subsequent Receivable has an Origination Date on or after ________________, 199__.

                  (2) PRINCIPAL BALANCE/NUMBER OF CONTRACTS. As of the Subsequent Cutoff Date, the total aggregate Principal Balance of the Subsequent Receivables was $___________. The Subsequent Receivables are evidenced by _______________ retail installment sale contracts.

                  (3) MATURITY OF SUBSEQUENT RECEIVABLES. Each Subsequent Receivable has an original term to maturity of not less than 12 months and not more than [72] months; the weighted average original term to maturity of the Subsequent Receivables is [___] months as of the Subsequent Cutoff Date; the remaining term to maturity of each Subsequent Receivable was __ months or less as of the Subsequent Cutoff Date; the weighted average remaining term to maturity of the Subsequent Receivables was [___] months as of the Subsequent Cutoff Date.

                  (4) CHARACTERISTICS OF SUBSEQUENT RECEIVABLES. (A) Each Subsequent Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Subsequent Receivables in the State where such Dealer was located, has been fully and properly executed by the parties thereto and has been purchased by LBAC from such Dealer under an existing Dealer Agreement with LBAC, in connection with the sale of Financed Vehicles by the Dealers, and was validly assigned by such Dealer to LBAC in accordance with its terms, (2) has created a valid, subsisting, and enforceable first priority security interest in favor of LBAC in the Financed Vehicle, which security interest is assignable and has been validly assigned by LBAC to the Depositor, which in turn has been validly assigned by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security,
         (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the first or last payment, which may be minimally different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage Rate of not less than 9.75%, (6) in the case of a Subsequent Receivable that is a Precomputed Receivable, in the event that such Subsequent Receivable is prepaid, provides for a prepayment that fully pays the Principal Balance and includes, unless prohibited by applicable law, a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Precomputed Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer to an Obligor and was sold by the Dealer to LBAC without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor; and (B) approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables, constituting [ ]% of the number of contracts, as of the Subsequent Cutoff Date, represents financing of used automobiles, vans, sport utility vehicles or light duty trucks; the remainder of the Subsequent Receivables represent financing of new automobiles, vans, sport utility vehicles or light duty trucks; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC class I program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC class IIA program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class IIB program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC class III program; the remainder of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC limited credit program; no Subsequent Receivable shall have a payment that is more than 29 days overdue (calculated on the basis of a 360-day year of twelve 30-day months) as of the Subsequent Cutoff Date; [ ]% of the Subsequent Receivables are Precomputed Receivables and [ ]% of the Subsequent Receivables are Simple Interest Receivables; each Subsequent Receivable shall have a final scheduled payment due no later than _________, 200_; each Subsequent Receivable has an original term to maturity of at least 12 months and not more than __ months and a remaining term to maturity of not less than __ months nor greater than __ months; and each Subsequent Receivable was originated on or before the Subsequent Cutoff Date.

                  (5) SCHEDULED PAYMENTS. Each Subsequent Receivable had an original Principal Balance of not less than $__________ nor more than $_________, has an outstanding Principal Balance as of the Subsequent Cutoff Date of not less than $__________ and not more than $ ________ and has a first Scheduled Payment due, in the case of Precomputed Receivables, or a scheduled due date, in the case of Simple Interest Receivables, on or prior to __________, 1998.

                  (6) NO BANKRUPTCIES. No Obligor was bankrupt at the time of origination of the related Subsequent Receivable and no Obligor on any Subsequent Receivable as of the Subsequent Cutoff Date was noted in the related Receivable File as having filed for bankruptcy since origination of the Subsequent Receivable.

                  (7) ORIGINATION OF SUBSEQUENT RECEIVABLES. Based on the location of the Dealers and the Principal Balances as of the Subsequent Cutoff Date, approximately [ ]% of the Subsequent Receivables were originated in California, approximately [ ]% of the Subsequent Receivables were originated in Illinois and the remaining [ ]% of the Subsequent Receivables were originated in other States.

                  (8) LOCKBOX. Prior to the Subsequent Transfer Date, the Depositor will notify each Obligor to make payments with respect to its respective Subsequent

         Receivable after the Subsequent Cutoff Date directly to the Lockbox, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Lockbox.

                  (9) LOCATION OF LEGAL FILES; ONE ORIGINAL. A complete Legal File with respect to each Subsequent Receivable has been or prior to the Subsequent Transfer Date will be delivered to the Custodian at the location listed in Schedule B to the Pooling and Servicing Agreement. There is only one original executed copy of each Subsequent Receivable.

                  (10) SCHEDULE OF SUBSEQUENT RECEIVABLES; SELECTION PROCEDURES. The information with respect to the Subsequent Receivables set forth in the Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Subsequent Cutoff Date and the Subsequent Transfer Date, and no selection procedures adverse to the Trust, the Certificateholders or to the Certificate Insurer have been utilized in selecting the Subsequent Receivables. The computer tape or other listing regarding the Subsequent Receivables made available to the Depositor and its assigns is true and correct as of the Subsequent Cutoff Date and the Subsequent Transfer Date in all respects. By the Subsequent Transfer Date, LBAC will have caused the portions of LBAC's servicing records relating to the Subsequent Receivables to be clearly and unambiguously marked to show that the Subsequent Receivables constitute part of the Trust Assets and are owned by the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                  (11) COMPLIANCE WITH LAW. Each Subsequent Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Subsequent Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the California Automobile Sales Finance Act, the Texas Credit Code, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (12) BINDING OBLIGATION. Each Subsequent Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms and all parties to each Subsequent Receivable had full legal capacity to execute and deliver such Subsequent Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (13) NO GOVERNMENT, CORPORATE OR FLEET OBLIGOR. None of the Subsequent Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State. All of the Subsequent Receivables are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer Financed Vehicles and (b) the related Subsequent Receivable or Subsequent Receivables have the benefit of the personal guaranty of a natural person or persons. No Subsequent Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

                  (14) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the sale, assignment, and transfer thereof, each Subsequent Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of LBAC as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Subsequent Transfer
         Date), and either (i) all necessary and appropriate actions have been taken that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of LBAC as secured party, and the Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for a new or replacement Lien Certificate will be received within 150 days of the Subsequent Transfer Date and will show LBAC named as the original secured party under any such Subsequent Receivable and the holder of a first priority security interest in such Financed Vehicle, or (ii) a Dealer Title Guaranty has been obtained with respect to such Financed Vehicle. With respect to each Subsequent Receivable for which the Lien Certificate has not yet been submitted to, or returned from, the Registrar of Titles, LBAC has received either (i) written evidence from the related Dealer that such Lien Certificate showing LBAC as the first lienholder has been applied for or (ii) a Dealer Title Guaranty with respect to such Financed Vehicle. Immediately after the sale, transfer and assignment thereof to the Trust, each Subsequent Receivable will be secured by an enforceable first priority security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the Subsequent Transfer Date).

                  (15) SUBSEQUENT RECEIVABLES IN FORCE. No Subsequent Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Subsequent Receivable in whole or in part. No provisions of any Subsequent Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Legal File on the Subsequent Transfer Date. No Subsequent Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  (16) NO WAIVER. No provision of a Subsequent Receivable has been waived.

                  (17) NO AMENDMENTS. No Subsequent Receivable has been amended except to the extent reflected in the related Legal File on the Subsequent Transfer Date.

                  (18) NO DEFENSES. As of the Subsequent Transfer Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Subsequent Receivable. The operation of the terms of any Subsequent Receivable or the exercise of any right thereunder will not render such Subsequent Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (19) NO LIENS. As of the Subsequent Transfer Date, there are no liens or claims existing or which have been filed for work, labor, storage, materials or taxes relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Subsequent Receivable.

                  (20) NO DEFAULT; REPOSSESSION. Except for payment delinquencies continuing for a period of not more than twenty-nine days (calculated on the basis of a 360-day year of twelve 30-day months), as of the Subsequent Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Subsequent Receivable has occurred and not been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Subsequent Receivable has arisen; and LBAC shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Subsequent Cutoff Date.

                  (21) INSURANCE; OTHER. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Subsequent Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage which is in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the Obligor under the related Subsequent Receivable and names LBAC and its successors and assigns as loss payee and each Subsequent Receivable requires the Obligor to obtain and maintain such insurance naming LBAC and its successors and assigns as an additional insured, (B) each Subsequent Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming LBAC as policyholder (creditor) under each such insurance policy and certificate of insurance, (C) as to each Subsequent Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Subsequent Receivable is covered by an extended service contract and (D) LBAC has obtained a vendor's single interest physical damage insurance policy as required by its underwriting guidelines and such policy is in full force and effect.

                  (22) TITLE. It is the intention of LBAC that the transfer and assignment of the Subsequent Receivables contemplated in the Purchase Agreement constitute a sale of the Subsequent Receivables from LBAC to the Depositor and that the beneficial interest in and title to such Subsequent Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against LBAC under any bankruptcy law. No Subsequent Receivable has been sold, transferred, assigned, or pledged by LBAC to any Person other than the Depositor or by the Depositor to any Person other than the Trustee except with respect to any such pledge that has been released on or prior to the Subsequent Transfer Date. Immediately prior to the transfer and assignment of the Subsequent Receivables contemplated in the Purchase Agreement, LBAC had good and marketable title to each Subsequent Receivable, and was the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests, and rights of others, and each such transfer has been perfected under the UCC. Immediately prior to the transfer and assignment by the Depositor to the Trust contemplated by this Agreement and the Pooling and Servicing Agreement, the Depositor shall have good and marketable title to each Subsequent Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof pursuant to this Agreement and the Pooling and Servicing Agreement, the Trust shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests and rights of others, and each such transfer has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Subsequent Receivable. Neither the Depositor nor LBAC has taken any action to convey any right to any Person that would result in such Person having a right to payments received under any insurance policies related to the Subsequent Receivables or the Financed Vehicles or the related Dealer Agreements or to payments due under such Subsequent Receivables.

                  (23) LAWFUL ASSIGNMENT. No Subsequent Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Subsequent Receivable under the Purchase Agreement, this Agreement or the Pooling and Servicing Agreement shall be unlawful, void, or voidable. LBAC has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Subsequent Receivables.

                  (24) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Subsequent Receivables and the proceeds thereof and the other Transferred Property (other than the Financed Vehicles) have been made.

                  (25) CHATTEL PAPER. Each Subsequent Receivable constitutes "chattel paper" under the UCC.

                  (26) VALID AND BINDING OBLIGATION OF OBLIGOR. Each Subsequent Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (27) TAX LIENS. As of the Subsequent Transfer Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (28) TITLE DOCUMENTS. (A) If the Subsequent Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Subsequent Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document will be received within 180 days following the Subsequent Transfer Date and will show, LBAC named as the original secured party under the related Subsequent Receivable as the holder of a first priority security interest in such Financed Vehicle and (B) if the Subsequent Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show LBAC named as the original secured party under the related Subsequent Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Subsequent Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Subsequent Receivable for which the relevant Dealer is temporarily unable to furnish either an original Lien Certificate or satisfactory evidence that the appropriate lien has been recorded on the related certificate of title or documentation has been submitted to the appropriate state motor vehicle authority to record such lien on such certificate of title, LBAC has received the related Dealer Title Guaranty.

                  (29) CASUALTY. As of the Subsequent Cutoff Date, no Financed Vehicle related to a Subsequent Receivable has suffered a Casualty.

                  (30) OBLIGATION TO DEALERS OR OTHERS. The Depositor and its assignees will assume no obligation to Dealers or other originators or holders of the Subsequent Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Subsequent Receivables.

                  (31) FULL AMOUNT FINANCED ADVANCED. The full Amount Financed of each Subsequent Receivable has been advanced to or on behalf of each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Subsequent Receivable does not have any option under the Subsequent Receivable to borrow from any person additional funds secured by the Financed Vehicle.

                  (32) NO IMPAIRMENT. Neither LBAC nor the Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Subsequent Receivables or otherwise to impair the rights of the Trust, the Certificateholders or the Certificate Insurer in any Subsequent Receivable or the proceeds thereof.

                  (33) SUBSEQUENT RECEIVABLES NOT ASSUMABLE. No Subsequent Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Depositor or LBAC with respect to such Subsequent Receivable.

                  (34) SERVICING. The servicing of each Subsequent Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in the Pooling and Servicing Agreement; other than LBAC and any Back-up Servicer arrangement that has been entered into, no other person has the right to service the Subsequent Receivable.

                  (35) ILLINOIS SUBSEQUENT RECEIVABLES. (a) LBAC does not own a substantial interest in the business of a Dealer within the meaning of Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(l) and (b) with respect to each Subsequent Receivable originated in the State of Illinois, (i) the printed or typed portion of the related Form of Subsequent Receivable complies with the requirements of 815 ILCS 375/3(b) and (ii) LBAC has not, and for so long as such Subsequent Receivable is outstanding shall not, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

                  (36) CALIFORNIA SUBSEQUENT RECEIVABLES. Each Subsequent Receivable originated in the State of California has been, and at all times during the term of the Pooling and Servicing Agreement will be, serviced by the Servicer in compliance with Cal. Civil Code
         Section 2981, et seq.

                  (37) TEXAS SUBSEQUENT RECEIVABLES. No required or requested insurance has been sold or procured by LBAC in respect of any Subsequent Receivable originated in the State of Texas, other than any such insurance the premiums for which have been fixed or approved by the State Board of Insurance of the State of Texas.

         Section 5. CONDITIONS PRECEDENT. The obligation of the Trust to acquire the Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. (i) Each of the representations and warranties made by LBAC in Section 3.2 of the Purchase Agreement and Section 4 of this Agreement and (ii) each of the representations and warranties made by the Depositor in Section 6.1 of the Pooling and Servicing Agreement and Section 3.1 of the Purchase Agreement, shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                  (b) POOLING AND SERVICING AGREEMENT CONDITIONS. Each of the conditions set forth in Section 2.2(c) to the Pooling and Servicing Agreement shall have been satisfied.

                  (c) PURCHASE AGREEMENT CONDITIONS. LBAC shall have complied with the requirements of Section 4.1 of the Purchase Agreement and shall have delivered all documents required to be delivered pursuant to
         Section 5.5 of the Purchase Agreement.

                  (d) SECURITY INTEREST PERFECTION. In connection with the conveyance contemplated by this Agreement, the Depositor agrees to record and file, at its own expense, a financing statement with respect to the related Subsequent Receivables now existing and hereafter created for the sale of chattel paper (as defined in the UCC as in effect in the State of New Jersey) meeting the requirements of applicable state law in such manner as is sufficient to perfect the sale and assignment of such Subsequent Receivables to the Trust, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to the Trustee in due course), as soon as is practicable after the Depositor's receipt thereof.

                  In connection with such conveyance, the Depositor further agrees, at its own expense, on or prior to the Subsequent Transfer Date
         (i) to annotate and indicate in its computer files that the Subsequent Receivables have been transferred to the Trust pursuant to the Pooling and Servicing Agreement and this Agreement and (ii) to deliver to the Trustee a computer file printed or microfiche list containing a true and complete list of all such Subsequent Receivables, identified by account number and by the Principal Balance of each Subsequent Receivable as of the Subsequent Cutoff Date.

                  (e) ADDITIONAL INFORMATION. The Depositor shall have delivered or caused to be delivered to the Trustee on behalf of the Trust and the Certificate Insurer such information as was reasonably requested by the Trustee on behalf of the Trust or the Certificate Insurer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and Section 6.1 of the Pooling and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section.

                  (f) DEPOSITS TO ACCOUNTS. On or prior to the Subsequent Transfer Date, the Depositor shall deposit or cause to be deposited:

                           (1) the Class B Reserve Account Subsequent Deposit
                  into the Class B Reserve Account;

                           (2) the Subsequent Spread Account Deposit into the
                  Excess Cash Flow Sub-Account; and

                           (3) $ ____________, which represents all monies
                  received pursuant to Section 3(l)(A) and (B), into the Collection Account.

         Section 6. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         Section 7. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the Certificate Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement. The Certificate Insurer and its successors and assigns shall be a third- party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce the provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

         Section 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         Section 9. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Trust, LBAC, the Depositor and the Trustee with the prior written consent of the Certificate Insurer.

         IN WITNESS WHEREOF, the Trustee, LBAC and the Depositor have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                         LONG BEACH ACCEPTANCE CORP.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION, as Trustee

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                   Schedule A

                             Schedule of Receivables

                                   Schedule C

                              Delivery Requirements

         The Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any shall, except for clearing corporation securities, be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner that complies with this Agreement and the requirements of the definition of Eligible Investments.

            =======================================================


                                 AMENDMENT NO. 1

                          Dated as of November 25, 1998

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1998

                                      among

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                   Depositor,

                           LONG BEACH ACCEPTANCE CORP.
                             Originator and Servicer

                                       and

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
            Trustee, Back-up Servicer, Custodian and Collateral Agent



                                 $154,491,017.96
                 Long Beach Acceptance Auto Grantor Trust 1998-1
                   $129,000,000.00 6.19% Class A Certificates
                   $25,491,017.96 12.00% Class B Certificates


            =======================================================

         AMENDMENT NO. 1, dated as of November 25, 1998 (the "AMENDMENT"), to the POOLING AND SERVICING AGREEMENT, dated as of January 1, 1998 (the "POOLING AND SERVICING AGREEMENT"), among Long Beach Acceptance Receivables Corp., a Delaware corporation, as depositor (the "DEPOSITOR"), Long Beach Acceptance Corp., a Delaware corporation, as originator of the receivables ("LBAC"), and as servicer (in such capacity, the "SERVICER"), and Chase Bank of Texas, National Association, a national banking association, as trustee, back-up servicer, custodian and collateral agent (the "TRUSTEE", "BACK-UP SERVICER", "CUSTODIAN", and "COLLATERAL AGENT", respectively).

                               W I T N E S S E T H

         WHEREAS, the Depositor, LBAC, the Servicer, the Trustee, the Back-up Servicer, the Custodian and the Collateral Agent entered into the Pooling and Servicing Agreement;

         WHEREAS, the parties to the Pooling and Servicing Agreement desire to amend certain provisions of the Pooling and Servicing Agreement as set forth in this Amendment;

         WHEREAS, Section 11.1 of the Pooling and Servicing Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and of the Holders of Class A Certificates and Holders of Class B Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance and the Class B Certificate Balance, respectively, and, with respect to any amendment that shall have any of the effects set forth in clause (a) of Section 11.1, with the consent of each of the Certificateholders affected thereby; and

         WHEREAS, Section 11.3 of the Pooling and Servicing Agreement provides that, so long as no Insurer Default has occurred and is continuing, Class A Certificateholder consent shall be deemed to be given on behalf of all Class A Certificateholders if the Certificate Insurer agrees to give such consent.

         NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS.

         For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

         SECTION 2. THE AMENDMENT.

                  (a) The definition of "Lock-Box" is hereby amended and restated in its entirety to read as follows:

                           "LOCK-BOX" means the post-office box or boxes,
                  maintained pursuant to Section 4.1, into which the Servicer shall direct each Obligor under each Receivable to forward all payments in respect of such Receivable.

                  (b) The definition of "Lockbox Account" is hereby amended and restated in its entirety to read as follows:

                           "LOCK-BOX ACCOUNT" means the segregated account or
                  accounts designated as such, established and maintained pursuant to Section 4.1.

                  (c) The definition of "Lockbox Bank" is hereby amended and restated in its entirety to read as follows:

                           "LOCK-BOX BANK" means, as of any date, each
                  depository institution named by the Servicer and acceptable to the Certificate Insurer at which a Lock-Box Account is established and maintained as of such date.

                  (d) The first sentence of Section 4.1(a) is hereby amended and restated in its entirety to read as follows:

                           The Servicer has established the Lock-Box Account as
                  two Eligible Accounts, one established with the Trustee entitled "Long Beach Acceptance Corp., Chase Bank of Texas Agent Account -- Auto Loan Programs," account number 00100916395, and the other established with Bank of America National Trust and Savings Association entitled "Long Beach Acceptance Corp., Chase Bank of Texas Agent Account -- Auto Loan Programs," account number 14572-02900; PROVIDED, that the Servicer, with the prior written consent of the Certificate Insurer, may from time to time (a) establish additional or substitute Lock-Box Accounts, each of which shall be an Eligible Account, and (b) close or terminate the use of any of the aforementioned accounts or any subsequently established accounts, each of which accounts, at such time, shall no longer be deemed to be a Lock-Box Account; PROVIDED, FURTHER, that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trustee or the Servicer, has authority to direct disposition of funds related to the Receivables on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement.

         SECTION 3. EFFECT OF AMENDMENT.

         This Amendment to the Pooling and Servicing Agreement shall be effective and the Pooling and Servicing Agreement shall be deemed to be modified and amended in accordance herewith upon the later to occur of (a) the receipt by the Certificate Insurer of counterparts hereof executed and delivered on behalf of each of the parties hereto, the Class B Certificateholders and the Excess Cash Flow Certificateholders and the execution by the Certificate Insurer of a counterpart hereof pursuant to Sections 11.1 and 11.3 of the Pooling and Servicing Agreement and (b) the receipt by each of the Rating Agencies of prior written notice with respect to this Amendment and by the Certificate Insurer of a copy of such notice. This Amendment, once effective, shall be effective as of the date first set forth above. The respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer, LBAC, the Trustee, the Back-up Servicer, the Custodian, the Collateral Agent, the Certificate Insurer and the Certificateholders shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. The Pooling and Servicing Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

         SECTION 4. GOVERNING LAW.

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         SECTION 5. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Certificates or the rights of the Holders thereof.

         SECTION 6. BINDING EFFECT.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Holders of Certificates.

         SECTION 7. THIRD PARTY BENEFICIARIES.

         The parties to this amendment hereby manifest their intent that no third party shall be deemed to be a third party beneficiary of this Amendment.

         SECTION 8. SECTION HEADINGS.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. COUNTERPARTS.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Depositor, the Originator, the Servicer, the Trustee, the Back-up Servicer, the Custodian and the Collateral Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                         LONG BEACH ACCEPTANCE
                                         RECEIVABLES CORP., as Depositor

                                         By: /s/ Marie E. Persichetti
                                            ------------------------------------
                                         Name: Marie E. Persichetti
                                         Title: Assistant Vice President -
                                                Treasurer


                                         LONG BEACH ACCEPTANCE CORP.,
                                         as Originator and Servicer

                                         By: /s/ Marie E. Persichetti
                                            ------------------------------------
                                         Name: Marie E. Persichetti
                                         Title: Assistant Vice President -
                                                Treasurer


                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION, as Trustee, Back-up
                                         Servicer, Custodian and Collateral
                                         Agent

                                         By: /s/ Leah Foshee
                                            ------------------------------------
                                         Name: Leah Foshee
                                         Title: Vice President

Financial Security Assurance Inc., as Certificate
Insurer, hereby consents to the foregoing
Amendment pursuant to Sections 11.1 and 11.3 of the Pooling and Servicing Agreement.

FINANCIAL SECURITY ASSURANCE INC.

By: /s/ Scott Gordon
   ---------------------------------
Name: Scott Gordon
Title: Managing Director

Long Beach Acceptance Auto Business Trust 1998-1, as sole Class B
Certificateholder, hereby consents to the foregoing Amendment.

LONG BEACH ACCEPTANCE AUTO
    BUSINESS TRUST 1998-1
    by Wilmington Trust Company, not in its in individual capacity but solely as Delaware Trustee

By: /s/ Joseph B. Feil
   ----------------------------------
Name: JOSEPH B. FEIL
Title: Financial Services Officer


Long Beach Acceptance Receivables Corp., as sole Excess Cash Flow Certificateholder, hereby consents to the foregoing Amendment.

LONG BEACH ACCEPTANCE RECEIVABLES CORP.

By: /s/ Marie E. Persichetti
   ------------------------------------
Name: Marie E. Persichetti
Title: Assistant Vice President - Treasurer

                                 AMENDMENT NO. 2

                          Dated as of December 16, 1998

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1998

                                      among

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                   Depositor,

                           LONG BEACH ACCEPTANCE CORP.
                             Originator and Servicer

                                       and

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
            Trustee, Back-up Servicer, Custodian and Collateral Agent

                                 $154,491,017.96
                 Long Beach Acceptance Auto Grantor Trust 1998-1
                   $129,000,000.00 6.19% Class A Certificates
                   $25,491,017.96 12.00% Class B Certificates

         AMENDMENT NO. 2, dated as of December 16, 1998 (the "AMENDMENT"), to the POOLING AND SERVICING AGREEMENT, dated as of January 1, 1998 (as amended as of the date hereof, the "POOLING AND SERVICING AGREEMENT"), among Long Beach Acceptance Receivables Corp., a Delaware corporation, as depositor (the "DEPOSITOR"), Long Beach Acceptance Corp., a Delaware corporation, as originator of the receivables ("LBAC"), and as servicer (in such capacity, the "SERVICER"), and Chase Bank of Texas, National Association, a national banking association, as trustee, back-up servicer, custodian and collateral agent (the "TRUSTEE", "BACK-UP SERVICER", "Custodian", and "COLLATERAL AGENT", respectively).

                                   WITNESSETH

         WHEREAS, the Depositor, LBAC, the Servicer, the Trustee, the Back-up Servicer, the Custodian and the Collateral Agent entered into the Pooling and Servicing Agreement;

         WHEREAS, the parties to the Pooling and Servicing Agreement desire to amend certain provisions of the Pooling and Servicing Agreement as set forth in this Amendment;

         WHEREAS, Section 11.1 of the Pooling and Servicing Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and of the Holders of Class A Certificates and Holders of Class B Certificates evidencing not less than 66-2/3% of the Class A Certificate Balance and the Class B Certificate Balance, respectively, and, with respect to any amendment that shall have any of the effects set forth in clause (a) of Section 11.1, with the consent of each of the Certificateholders affected thereby; and

         WHEREAS, Section 11.3 of the Pooling and Servicing Agreement provides that, so long as no Insurer Default has occurred and is continuing, Class A Certificateholder consent shall be deemed to be given on behalf of all Class A Certificateholders if the Certificate Insurer agrees to give such consent.

         NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS.

         For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

         SECTION 2. THE AMENDMENT.

                  (a) The definition of "Back-up Servicer Fee Rate" is hereby amended and restated in its entirety to read as follows:

                           "BACK-UP SERVICER FEE RATE" shall be 0.0225% per
                  annum, payable monthly.

                  (b) The following definition of "Deficient Liquidated Receivable" is hereby added following the definition of "Deficiency Notice":

                           "DEFICIENT LIQUIDATED RECEIVABLE" means a Liquidated
                  Receivable with respect to which the Servicer has repossessed and disposed of the related Financed Vehicle, or with respect to which the Finance Vehicle has suffered a total loss through casualty, confiscation or other cause, and following the application of the Recoveries received by the Servicer as a result of the repossession and disposition or other loss of such Financed Vehicle, the Principal Balance of such Liquidated Receivable (assuming for purposes hereof that such Principal Balance is not deemed to be zero) remains in excess of zero.

                  (c) The definition of "Liquidation Proceeds" is hereby amended and restated in its entirety to read as follows:

                           "LIQUIDATION PROCEEDS" means, with respect to a
                  Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

                  (d) The definition of "Recoveries" is hereby amended and restated in its entirety to read as follows:

                           "RECOVERIES" means, with respect to a Liquidated
                  Receivable, the monies collected from whatever source during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor.

                  (e) The second sentence of Section 2.8(c) is hereby amended and restated in its entirety to read as follows:

                  The Custodian shall not be obligated to release any document from any Legal File unless it receives a request for transfer of possession signed, or, if such request is transmitted electronically, transmitted by a Servicing Officer in the form of Exhibit L to this Agreement and a custodial letter signed, or, if such request is transmitted electronically, transmitted by a Servicing Officer in the form of Exhibit M to this Agreement (the "Custodial Letter").

                  (f) The fourth sentence of Section 3.2 is hereby amended and restated in its entirety to read as follows:

                  The Servicer, for so long as LBAC is the Servicer, may grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself, which shall not modify the original due date of the Scheduled Payments on any Receivable other than
                  (i) in accordance with the Payment Deferment and Due Date Change Policies, (ii) with respect to a Deficient Liquidated Receivable or (iii) with the prior written consent of the Certificate Insurer, with respect to any other Liquidated Receivable.

                  (g) The eighth sentence of Section 3.2 is hereby amended and restated in its entirety to read as follows:

                  Notwithstanding anything to the contrary contained herein, the Servicer (i) shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on any Receivable, except (a) as otherwise required by applicable law, (b) with respect to a Deficient Liquidated Receivable or (c) with the prior written consent of the Certificate Insurer, with respect to any other Liquidated Receivable, and (ii) shall not agree to any modification that would result in a material adverse effect on a Receivable (other than a Deficient Liquidated Receivable and, with the prior written consent of the Certificate Insurer, any other Liquidated Receivable) or the interest therein of the Trust, the

                  Certificateholders or the Certificate Insurer other than a modification in accordance with the Payment Deferment and Due Date Change Policies or would constitute reinvestment adversely affecting the status of the Trust as a grantor trust for Federal income tax purposes including, without limitation, any modification that would result in a "deemed exchange" of a Receivable under Section 1001 of the Code on account of such modification being made at a time when the obligations of the Obligor under the Receivable neither are in default nor, in the reasonable good faith judgment of the Servicer, probably will be in default in the reasonably foreseeable future.

                  (h) Section 3.6 is hereby amended and restated in its entirety to read as follows:

                  The Servicer hereby makes the following covenants to the other parties hereto and the Certificate Insurer on which the Trustee shall rely in accepting the Receivables in trust and issuing the Certificates and on which the Certificate Insurer shall rely in issuing the Policy: (i) the Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, (ii) the Servicer shall not impair the rights of the Certificateholders, the Trust or the Certificate Insurer in such Receivables, (iii) the Servicer shall not amend a Receivable (other than a Deficient Liquidated Receivable and, with the prior written consent of the Certificate Insurer, any other Liquidated Receivable), except that modifications may be made in accordance with Section 3.2, and (iv) the Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with its current servicing procedures for servicing of all its other comparable motor vehicle receivables.

                  (i) Section 4.8(a)(xvi) is hereby amended replacing the reference to "Delinquency Ratio" with "Average Delinquency Ratio".

                  (j) The eleventh item listed in Exhibit J under the heading "Payment Deferment Policy" is hereby amended and restated in its entirety to read as follows:

                  As of January 1, 1999 and the first day of each calendar quarter thereafter, the aggregate number of Receivables the terms of which have been extended during the preceding calendar quarter shall not exceed 4% of the number of Receivables at the beginning of such preceding calendar quarter.

         SECTION 3. EFFECT OF AMENDMENT.

         This Amendment to the Pooling and Servicing Agreement shall be effective and the Pooling and Servicing Agreement shall be deemed to be modified and amended in accordance herewith upon the later to occur of (a) the receipt by the Certificate Insurer of counterparts hereof executed and delivered on behalf of each of the parties hereto, the Class B Certificateholders and the Excess Cash Flow Certificateholders and the execution by the Certificate Insurer of a counterpart hereof pursuant to Sections 11.1 and 11.3 of the Pooling and Servicing Agreement and (b) the receipt by each of the Rating Agencies of prior written notice with respect to this Amendment and by the Certificate Insurer of a copy of such notice. This Amendment, once effective, shall be effective as of the date first set forth above. The respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer, LBAC, the Trustee, the Back-up Servicer, the Custodian, the Collateral Agent, the Certificate Insurer and the Certificateholders shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. The Pooling and Servicing Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

         SECTION 4. GOVERNING LAW.

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         SECTION 5. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Certificates or the rights of the Holders thereof.

         SECTION 6. BINDING EFFECT.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Holders of Certificates.

         SECTION 7. THIRD PARTY BENEFICIARIES.

         The parties to this Amendment hereby manifest their intent that no third party other than the Certificate Insurer shall be deemed a third party beneficiary of this Amendment, and specifically that the Obligors are not third party beneficiaries of this Amendment. The Certificate Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Amendment, and shall be entitled to rely upon and directly enforce such provisions of this Amendment so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Amendment, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate Insurer may disclaim any of its rights and powers under this Amendment (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

         SECTION 8. SECTION HEADINGS.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. COUNTERPARTS.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Depositor, the Originator, the Servicer, the Trustee, the Back-up Servicer, the Custodian and the Collateral Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                         LONG BEACH ACCEPTANCE
                                         RECEIVABLES CORP., as Depositor

                                         By: /s/ Michael J. Pankey
                                            ---------------------------------
                                         Name: Michael J. Pankey
                                         Title: Vice President-Finance


                                         LONG BEACH ACCEPTANCE CORP., as
                                         Originator and Servicer

                                         By: /s/ Michael J. Pankey
                                            ---------------------------------
                                         Name: Michael J. Pankey
                                         Title: Vice President-Finance


                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION, as Trustee, Back-up
                                         Servicer, Custodian and Collateral
                                         Agent

                                         By: /s/ Leah Foshee
                                            ---------------------------------
                                         Name: Leah Foshee
                                         Title: Vice President


Financial Security Assurance Inc., as Certificate
Insurer, hereby consents to the foregoing
Amendment pursuant to Sections 11.1 and 11.3 of the Pooling and Servicing Agreement.

FINANCIAL SECURITY ASSURANCE INC.

By: /s/ Errol Uhr
   ---------------------------------
Name: Errol Uhr
Title: Managing Director

Long Beach Acceptance Auto Business Trust 1998-1, as sole Class B
Certificateholder, hereby consents to the foregoing Amendment.

LONG BEACH ACCEPTANCE AUTO
  BUSINESS TRUST 1998-1
  by Wilmington Trust Company, not in
  its in individual capacity but solely as Delaware Trustee

By: /s/ Joseph B. Feil
   ------------------------------------
Name: JOSEPH B. FEIL
Title: Financial Services Officer


Long Beach Acceptance Receivables Corp., as sole Excess Cash Flow Certificateholder, hereby consents to the foregoing Amendment.

LONG BEACH ACCEPTANCE
RECEIVABLES CORP.

By: /s/ Marie E. Persichetti
   ------------------------------------
Name: Marie E. Persichetti
Title: Assistant Vice President-Treasurer

                              AUTHORIZATION LETTER

                                                               December 16, 1998

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn: Corporate Trust Administration

               Re:    LONG BEACH ACCEPTANCE AUTO GRANTOR TRUST 1998-1
                      AND LONG BEACH ACCEPTANCE AUTO BUSINESS TRUST 1998-1

Ladies and Gentlemen:

                  The undersigned is the beneficial owner of 100% of the Certificates issued by Long Beach Acceptance Grantor Trust 1998-1 (the "Trust"), pursuant to that certain Trust Agreement, dated as of January 30, 1998 (the "Trust Agreement"), between Long Beach Acceptance Receivables Corp., a Delaware corporation ("Long Beach"), as depositor (the "Depositor") and Wilmington Trust Company, a Delaware banking corporation (the "Owner Trustee").

                  Pursuant to Amendment No. 2, dated as of December 16, 1998 (the "Amendment") to the Pooling and Servicing Agreement, dated as of January 1, 1998 (as amended as of the date hereof, the "Pooling and Servicing"), among the Depositor, Long Beach Acceptance Corp., as Originator and Servicer and Chase Bank of Texas, National Association, as Trustee, Back-up Servicer, Custodian and Collateral Agent, the parties thereto desire to amend certain provisions of the Pooling and Servicing Agreement as set forth therein, which amendment requires the execution of the Trust.

                  Pursuant to Trust Agreement, the undersigned, as Beneficial Owner of the Trust, hereby authorizes the Owner Trustee to execute on behalf of the Trust, the Amendment, a copy of which is attached hereto as Exhibit A, and to take any and all additional action as may be required by such amendment.

                  Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                                         Very truly yours,

                                         GREENWICH CAPITAL MARKETS, INC.

                                         By: /s/ [ILLEGIBLE]
                                         Name: [ILLEGIBLE]
                                         Title: Vice President